UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08915

Target Asset Allocation Funds

(Exact name of registrant as specified in charter)

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey	07102
(Address of principal executive offices)	(Zip code)

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

(Name and address of agent for service)

Registrant’s telephone number, including area code:                     800-225-1852

Date of fiscal year end:                         7/31/2007

Date of reporting period:                      7/31/2007

Item 1 – Reports to Stockholders

JULY 31, 2007	ANNUAL REPORT

Target Conservative Allocation Fund

OBJECTIVE

Seeks current income and a reasonable level of capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Target Funds, Prudential, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

September 14, 2007

Dear Shareholder:

On the following pages, you’ll find your annual report for the Target Conservative Allocation Fund.

Target Asset Allocation Funds are managed by institutional-quality asset managers selected, matched, and monitored by a research team from Prudential Investments LLC. Portions of the Funds’ assets are assigned to carefully chosen asset managers, with the allocations actively managed on the basis of our projections for the financial markets and the managers’ individual strengths.

We believe our Target Conservative Allocation Fund will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase. We appreciate your continued confidence in us.

Sincerely,

Judy A. Rice, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Conservative Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.40%; Class B, 2.10%; Class C, 2.10%; Class M, 2.10%; Class R, 1.85%; Class X, 2.10%; Class Z, 1.10%. Net operating expenses apply to: Class A, 1.35%; Class B, 2.10%; Class C, 2.10%; Class M, 2.10%; Class R, 1.60%; Class X, 2.10%; Class Z, 1.10%, after contractual reduction through 11/30/2008.

Cumulative Total Returns as of 7/31/07
	One Year	Five Years	Since Inception[1]
Class A	7.93%	53.72%	66.09%
Class B	7.12	48.12	55.73
Class C	7.12	48.12	55.73
Class M	7.12	N/A	17.11
Class R	7.64	N/A	18.78
Class X	7.13	N/A	17.00
Class Z	8.20	55.71	69.72
S&P 500 Index[2]	16.13	74.72	**
Customized Blend[3]	9.77	45.68	***
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.[4]	7.49	38.60	****

Average Annual Total Returns[5] as of 6/30/07
	One Year	Five Years	Since Inception[1]
Class A	3.24%	6.85%	5.47%
Class B	3.35	7.12	5.37
Class C	7.35	7.27	5.37
Class M	2.35	N/A	4.93
Class R	8.96	N/A	6.82
Class X	2.35	N/A	4.93
Class Z	9.43	8.34	6.42
S&P 500 Index[2]	20.57	10.70	**
Customized Blend[3]	11.58	7.47	***
Lipper Mixed-Asset Target Allocation Conservative Funds Avg.[4]	9.44	6.21	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a

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maximum CDSC of 5% and 1%, respectively. Class M and Class X shares are subject to a maximum CDSC of 6%. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, B, C, and Z, 11/18/98; Class M, R, and X, 10/04/04.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Customized Benchmark for Target Conservative Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (40%) and the Lehman Brothers U.S. Aggregate Bond Index (60%). The Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

4The Lipper Mix-Asset Target Allocation Conservative Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Equity Funds category for the periods noted. Funds in the Lipper Average have a primary investment objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Mixed-Asset Funds are funds that, by portfolio practice, maintain a mix of between 20% and 40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase (eight years in the case of shares purchased prior to August 19, 1998), Class X shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

**S&P 500 Index Closest Month-End to Inception cumulative total returns as of 7/31/07 are 43.46% for Classes A, B, C, and Z; and 37.51% for Classes M, R, and X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 6/30/07 are 4.68% for Classes A, B, C, and Z; and 13.57% for Classes M, R, and X.

***Customized Blend Closest Month-End to Inception cumulative total returns as of 7/31/07 are 59.61% for Classes A, B, C, and Z; and 21.37% for Classes M, R, and X. Customized Blend Closest Month-End to Inception average annual total returns as of 6/30/07 are 5.71% for Classes A, B, C, and Z; and 7.63% for Classes M, R, and X.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 7/31/07 are 52.57% for Classes A, B, C, and Z; and 16.96% for Classes M, R, and X. Lipper Average Closest Month-End to Inception average annual total returns as of 6/30/07 are 5.10% for Classes A, B, C, and Z; and 6.13% for Classes M, R, and X.

Target Asset Allocation Funds/Target Conservative Allocation Fund	3

Your Fund’s Performance (continued)

Fund objective

The investment objective of the Target Conservative Allocation Fund is current income and a reasonable level of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2007, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Conservative Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

Target Asset Allocation Funds/Target Conservative Allocation Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Target Conservative Allocation Fund’s performance is compared to a customized benchmark composed of broad indexes for stocks and bonds in a 40%/60% asset allocation considered appropriate for a conservative balance of risk and return potential. The Fund’s Class A shares returned 7.93% for the fiscal year ended July 31, 2007, trailing the 9.77% return of the customized benchmark, but outperforming the 7.49% of the Lipper Mixed-Asset Target Allocation Conservative Funds Average.

Describe the market environment for U.S. stocks.

The domestic stock market performed well for much of the 12-month reporting period. As the period began, the Federal Reserve (the Fed) ended a string of 17 consecutive increases in short-term interest rates as a cooling housing market slowed economic growth in the United States. This contributed to a domestic stock rally that continued into 2007, supported by generally strong corporate earnings and relatively low interest rates and inflation. In this attractive interest-rate environment, corporate merger and acquisition activity reached record levels, lifting stock prices. Share prices also benefited because some corporations increased their dividends, while other firms bought back their shares from the marketplace.

The equity market advanced steadily until February when the Shanghai Composite Index dropped 8.8% overnight, sparking a global stock sell-off. Strong global economic growth and corporate takeovers helped stocks recover and markets reached record highs. But by June, it became clear that the impact of the housing market slump was more widespread than originally thought. Hedge funds in the United States and abroad collapsed after dramatic declines in the value of debt securities backed by subprime mortgages (home loans made to borrowers with poor credit histories) that have experienced soaring delinquencies and foreclosures. Rating agencies downgraded these bonds. Amid growing concern about risky debt securities in general, some investment banks had to postpone issuing high yield corporate “junk” bonds whose proceeds were intended to help finance corporate takeovers via leveraged buyout (LBO) deals. Consequently, LBO activity slowed, putting further pressure on equity prices because fewer companies were viewed as potential takeover targets.

Growth stocks performed better than value stocks in small and large capitalization ranges. Deteriorating conditions in the subprime mortgage market hurt the financial services sector, while the information technology sector benefited from strong sales overseas. The resulting rotation from financials to information technology helped growth stocks outperform, as the former is more heavily weighted in value and the latter in growth. Large cap stocks benefited from investors’ renewed focus on companies most likely to grow their earnings and changes in the interest rate

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environment. When earnings growth slows, large companies with greater overseas exposure and less interest-rate sensitivity tend to outperform small companies. For the period, large caps outperformed small caps.

Describe the market environment for U.S. fixed income securities.

Major sectors of the U.S. fixed income market posted modest positive total returns for the reporting period. Expectations that the Fed would soon lower short-term rates to stimulate economic growth periodically exerted downward pressure on U.S. Treasury yields, which boost their prices, as bond prices move in the opposite direction of yields. Generally, strong corporate earnings helped support investment-grade corporate bonds, while high yield corporate bonds benefited from a continued low junk bond default rate.

As with equities, however, some bonds performed poorly late in the reporting period. Prices of high yield corporate bonds and, to a lesser extent, investment-grade corporate bonds declined in June and July, pushing their yields higher. The flood of newly issued bonds linked to corporate takeover activity overwhelmed demand as increasingly risk-averse investors balked at purchasing these low-quality debt securities. Meanwhile, concerns about higher inflation worldwide and a tight labor market in the United States dashed hopes for a Fed rate cut. These developments caused a sell-off that pushed the yield on the 10-year Treasury note above the 5% threshold in early June for the first time in almost a year. Later on, Treasury yields headed lower again as investors fled to these high-quality bonds in the wake of worsening subprime mortgage and corporate market conditions.

How is the Fund managed?

The Fund is one of three Target Asset Allocation Funds. Institutional investment managers are subadvisors for these funds, with one or more managing each asset class. We monitor changes in personnel, practices, and performance at the various asset management companies, and managers may be changed or added to a fund if we think it will improve performance.

The Fund’s strategic (long-term) asset allocation strategy is based on research into the historical and expected returns of various asset classes and their associated risks. We analyze worldwide economic and market factors to arrive at an outlook that guides our decisions about the Fund’s equity and fixed income allocations. We also analyze the investment strategies of different asset managers and how they have performed in various economic and market environments. The Fund is then diversified across a mix of asset classes with proven money managers responsible for a portion of the portfolio in their field of expertise.

Target Asset Allocation Funds/Target Conservative Allocation Fund	7

Strategy and Performance Overview (continued)

We make dynamic (medium-term) asset allocation adjustments based on our view of the overall economy, the capital markets, and the investment strengths of the various asset managers. Our asset allocation team draws on its own research into current market conditions, Wall Street sources, and the asset manager’s insights.

Analysis of the Fund’s performance relative to its benchmark can be broken into two components:

•	Asset allocation decisions relative to the Fund’s overall benchmark

•	Asset managers’ performance relative to their asset class benchmark

How did the asset allocation affect the Fund’s relative performance?

While the Fund benefited from its overall allocation to equities, its overweight exposure to small-cap stocks relative to large-cap stocks detracted from its performance. During the first five months of the period, the manager favored shares of smaller companies, but began to shift toward larger caps coming into 2007. For the reporting period, the Russell 1000® Index, a measure of large-cap stock performance, returned 16.45%, easily beating the 12.12% return of the Russell 2000® Index, a proxy for small-cap stocks. Overall, active asset allocation made a positive contribution to the Fund’s performance.

Which decisions made by asset managers had a significant impact on the Fund’s relative performance?

The Fund was hurt by two of its components. Although large cap growth stocks gained solidly, the large cap growth portion managed by Goldman Sachs Asset Management detracted from Fund performance. This was due primarily to stock-specific factors, particularly in the consumer cyclical, technology, and financial services sectors. The manager’s investment strategies also hindered performance. For example, its preference for high beta stocks (shares that are more volatile than the market) hurt when the market sold off during the last two months of the reporting period.

The fixed income portion, managed by Pacific Investment Management Company (PIMCO), also detracted from the Fund’s performance. The component’s duration—a measure of its sensitivity to changes in interest rates—was longer than the duration of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index. This was due to PIMCO’s expectation that the Fed would soon cut short-term rates. However, monetary policy remained unchanged, and there were times when bond yields moved higher. PIMCO maintained the longer duration throughout the reporting period, which meant the Fund was more susceptible to swings in bond prices.

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Although this investment strategy sometimes proved beneficial, on the whole, it had a negative impact on the Fund.

Conversely, NFJ Investment Group LP did a good job of managing the Fund’s large-cap value holdings, somewhat offsetting the relative weakness of that investing style. It beat its benchmark, the Russell 1000 Value® Index, primarily due to industry-weight decisions. An overweight allocation to the oil services industry benefited from rising energy prices and increasing demand. An underweight allocation to the financial services sector generally helped, particularly by avoiding banks and real estate investment trusts (REITs). Rising interest rates hurt both industries, and concerns about subprime mortgages and a weakening housing market also weighed on banks.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Target Asset Allocation Funds/Target Conservative Allocation Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2007, at the beginning of the period, and held through the six-month period ended July 31, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Target Asset Allocation Funds that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Conservative Allocation Fund		Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,012.00	1.37%	$6.83
	Hypothetical	$1,000.00	$1,018.00	1.37%	$6.85

Class B	Actual	$1,000.00	$1,008.10	2.12%	$10.56
	Hypothetical	$1,000.00	$1,014.28	2.12%	$10.59

Class C	Actual	$1,000.00	$1,008.10	2.12%	$10.56
	Hypothetical	$1,000.00	$1,014.28	2.12%	$10.59

Class M	Actual	$1,000.00	$1,008.10	2.12%	$10.56
	Hypothetical	$1,000.00	$1,014.28	2.12%	$10.59

Class R	Actual	$1,000.00	$1,009.70	1.62%	$8.07
	Hypothetical	$1,000.00	$1,016.76	1.62%	$8.10

Class X	Actual	$1,000.00	$1,007.10	2.12%	$10.55
	Hypothetical	$1,000.00	$1,014.28	2.12%	$10.59

Class Z	Actual	$1,000.00	$1,013.30	1.12%	$5.59
	Hypothetical	$1,000.00	$1,019.24	1.12%	$5.61

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2007, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Target Asset Allocation Funds/Target Conservative Allocation Fund	11

This Page Intentionally Left Blank

Portfolio of Investments

as of July 31, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 94.1%
COMMON STOCKS 42.0%

Advertising
3,500	Marchex, Inc. (Class B Stock)	$47,180

Aerospace 0.8%
565	Alliant Techsystems, Inc.(a)	55,997
1,500	BE Aerospace, Inc.(a)	60,840
6,519	Boeing Co. (The)	674,260
395	DRS Technologies, Inc.	20,682
5,843	Lockheed Martin Corp.	575,419
2,100	Moog, Inc. (Class A Stock)(a)	89,922
2,100	United Technologies Corp.	153,237

		1,630,357

Aerospace & Defense 1.0%
1,200	AAR Corp.(a)	35,796
7,181	General Dynamics Corp.	564,140
500	Goodrich Corp.	31,455
2,470	HEICO Corp.	99,195
10,800	Northrop Grumman Corp.	821,880
4,900	Raytheon Co.	271,264
600	Teledyne Technologies, Inc.(a)	26,622

		1,850,352

Airlines
100	Copa Holdings SA (Class A Stock) (Panama)	5,491

Apparel Manufacturers
384	Columbia Sportswear Co.	24,077

Auto Components 0.1%
1,600	Johnson Controls, Inc.	181,040
900	Magna International, Inc. (Class A Stock) (Canada)	78,939

		259,979

Auto Parts & Related 0.1%
9,900	AutoNation, Inc.(a)	192,852

Automobile Manufacturers 0.3%
900	Penske Auto Group, Inc.	17,532
4,766	Toyota Motor Corp., ADR (Japan)	574,923

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	13

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

Automobile Manufacturers (Cont’d.)
500	Winnebago Industries, Inc.	$13,490

		605,945

Automobiles 0.1%
3,500	General Motors Corp.	113,400

Automotive Parts 0.1%
2,310	Amerigon, Inc.(a)	37,122
1,900	Paccar, Inc.	155,458

		192,580

Beverages 0.2%
2,400	Anheuser-Busch Cos., Inc.	117,048
4,100	Coca-Cola Co. (The)	213,651
200	Molson Coors Brewing Co. (Class B Stock)	17,788
400	PepsiCo, Inc.	26,248

		374,735

Biotechnology 0.6%
4,700	Amgen, Inc.(a)	252,578
8,841	Genentech, Inc.(a)	657,594
17,100	Millennium Pharmaceuticals, Inc.(a)	172,539

		1,082,711

Building Products 0.1%
460	Ceradyne, Inc.(a)	34,330
1,210	Lennox International, Inc.	46,343
3,600	Masco Corp.	97,956

		178,629

Business Services 0.1%
600	Administaff, Inc.	19,620
3,150	Barrett Business Services, Inc.	79,506
186	FirstService Corp. (Canada)(a)	4,231
400	Gartner, Inc.(a)	8,372
2,300	Manpower, Inc.	181,815

		293,544

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

Capital Markets 0.1%
3,822	Raymond James Financial, Inc.	$117,221

Chemicals 1.0%
2,792	Air Products & Chemicals, Inc.	241,145
500	Airgas, Inc.	23,350
2,800	Celanese Corp. (Class A Stock)	105,000
305	Cytec Industries, Inc.	20,432
9,500	Dow Chemical Co. (The)	413,060
4,000	Eastman Chemical Co.	275,280
300	FMC Corp.	26,739
1,700	PPG Industries, Inc.	129,659
5,393	Praxair, Inc.	413,212
3,300	Rohm & Haas Co.	186,516
1,900	Scotts Miracle-Gro Co., (The) (Class A Stock)	77,881
1,750	Valspar Corp.	48,282

		1,960,556

Clothing & Apparel 0.2%
7,600	Gap, Inc. (The)	130,720
3,460	Iconix Brand Group, Inc.(a)	68,439
200	NIKE, Inc. (Class B Stock)	11,290
1,400	Phillips-Van Heusen Corp.	72,884
1,090	Volcom, Inc.(a)	38,673

		322,006

Commercial Banks 0.1%
2,000	Comerica, Inc.	105,320
465	MB Financial, Inc.	14,824
2,425	Sterling Financial Corp.	55,072
1,300	UnionBanCal Corp.	71,838

		247,054

Commercial Services 0.5%
1,430	FirstService Corp. (Canada)(a)	46,790
525	Healthcare Services Group, Inc.	14,553
1,225	Healthspring, Inc.(a)	20,947
1,750	HMS Holdings Corp.(a)	33,302
1,500	ITT Educational Services, Inc.(a)	158,490
200	McKesson Corp.	11,552
4,906	Moody’s Corp.	263,943

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	15

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

Commercial Services (Cont’d.)
2,400	Pharmaceutical Product Development, Inc.	$80,400
2,940	Rollins, Inc.	69,972
1,100	Sotheby`s	47,025
1,400	Steiner Leisure Ltd.(a)	58,590
1,510	Team, Inc.(a)	70,985

		876,549

Communication Equipment 0.1%
1,425	Arris Group, Inc.(a)	21,119
675	CommScope, Inc.(a)	36,740
3,140	Nuance Communications, Inc.(a)	51,747

		109,606

Computer Hardware 1.0%
200	Affiliated Computer Services, Inc. (Class A Stock)(a)	10,732
8,396	Apple Computer, Inc.(a)	1,106,257
1,900	Dell, Inc.(a)	53,143
16,000	EMC Corp.(a)	296,160
2,300	International Business Machines Corp.	254,495
400	Oracle Corp.(a)	7,648
960	Synaptics, Inc.(a)	33,715
5,200	Synopsys, Inc.(a)	127,192
1,175	Western Digital Corp.(a)	25,086

		1,914,428

Computer Networking
1,660	Atheros Communications, Inc.(a)	46,281

Computer Services & Software 0.3%
6,900	Accenture Ltd. (Class A Stock) (Bermuda)	290,697
2,360	Advent Software, Inc.(a)	89,751
400	Blackbaud, Inc.	8,376
3,110	Concur Technologies, Inc.(a)	74,205
315	Micros Systems, Inc.(a)	16,783
1,540	The9 Ltd., ADR (Cayman Islands)(a)	75,460
1,890	THQ, Inc.(a)	54,356

		609,628

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

Computers & Peripherals 0.1%
2,900	Lexmark International, Inc. (Class A Stock)(a)	$114,666
6,000	Sun Microsystems, Inc.(a)	30,600

		145,266

Conglomerates
200	Textron, Inc.	22,578

Construction 0.1%
790	Granite Construction, Inc.	51,342
1,900	Hovnanian Enterprises, Inc. (Class A Stock)(a)	25,156
400	KB Home	12,724
1,100	Meritage Homes Corp.(a)	21,450
2,000	Standard - Pacific Corp.	29,620
3,000	Toll Brothers, Inc.(a)	65,790

		206,082

Consumer Finance
1,070	Cash America International, Inc.	39,183
1,050	First Cash Financial Services, Inc.(a)	22,880
740	McGrath RentCorp	22,141

		84,204

Consumer Products & Services 0.8%
11,600	Altria Group, Inc.	771,052
1,000	American Greetings Corp. (Class A Stock)	24,730
1,000	Avon Products, Inc.	36,010
1,420	Bare Escentuals, Inc.(a)	40,058
1,775	Central Garden & Pet Co.(a)	22,330
8,700	Procter & Gamble Co.	538,182
1,100	Snap-on, Inc.	57,563

		1,489,925

Distribution/Wholesale 0.1%
1,910	Houston Wire & Cable Co.(a)	49,221
1,310	LKQ Corp.(a)	37,243
775	Owens & Minor, Inc.	29,799

		116,263

Distributors
500	WESCO International, Inc.(a)	26,775

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	17

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

Diversified
600	Ingersoll-Rand Co. Ltd. (Class A Stock) (Bermuda)	$30,192

Diversified Consumer
520	Regis Corp.	18,127

Diversified Financial Services 0.2%
700	E*Trade Financial Corp.(a)	12,964
675	Financial Federal Corp.	19,136
700	Janus Capital Group, Inc.	21,042
9,600	JPMorgan Chase & Co.	422,496

		475,638

Diversified Manufacturing Operations 0.3%
10,979	Hewlett-Packard Co.	505,363

Education
2,170	DeVry, Inc.	70,308

Electric Utilities 0.4%
200	Entergy Corp.	19,992
4,600	Exelon Corp.	322,690
2,700	FirstEnergy Corp.	164,025
2,800	FPL Group, Inc.	161,644
4,400	Sierra Pacific Resources(a)	69,916

		738,267

Electrical Equipment 0.1%
1,700	General Cable Corp.(a)	135,150

Electronic Components 0.5%
2,100	Checkpoint Systems, Inc.(a)	48,447
200	Emerson Electric Co.	9,414
2,100	Energizer Holdings, Inc.(a)	211,890
2,400	FLIR Systems, Inc.(a)	104,760
900	Itron, Inc.(a)	71,487
2,400	LSI Logic Corp.(a)	17,280
325	Rofin-Sinar Technologies, Inc.(a)	21,148
9,200	Sanmina-SCI Corp.(a)	25,300
6,055	Tyco Electronics Ltd. (Bermuda)(a)	216,890
3,500	Waters Corp.(a)	203,910

		930,526

See Notes to Financial Statements.

18	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

Electronic Equipment & Instruments 0.1%
4,200	Avnet, Inc.(a)	$159,096
850	Brightpoint, Inc.(a)	11,160

		170,256

Electronics
1,700	Benchmark Electronics, Inc.(a)	37,740

Energy Equipment 0.1%
2,695	Oil States International, Inc.(a)	117,879

Energy Equipment & Services 0.5%
287	Cameron International Corp.(a)	22,386
100	Diamond Offshore Drilling, Inc.	10,318
1,040	Dril-Quip, Inc.(a)	49,910
9,200	GlobalSantaFe Corp. (Cayman Islands)	659,732
4,000	Halliburton Co.	144,080
700	Holly Corp.	47,173
500	National-Oilwell Varco, Inc.(a)	60,055
900	Tidewater, Inc.	61,578

		1,055,232

Engineering/Construction 0.1%
1,975	URS Corp.(a)	97,288

Entertainment & Leisure 0.6%
2,560	Allegiant Travel Co.(a)	75,239
7,288	Century Casinos, Inc.(a)	64,207
1,600	Harley-Davidson, Inc.	91,712
1,900	Hasbro, Inc.	53,238
6,321	Las Vegas Sands, Inc.(a)	551,507
1,390	Life Time Fitness, Inc.(a)	71,474
1,100	Royal Caribbean Cruises Ltd.	42,383
3,220	Scientific Games Corp. (Class A Stock)(a)	110,478

		1,060,238

Environmental Services
4,100	Allied Waste Industries, Inc.(a)	52,767
580	Waste Connections, Inc.(a)	17,980

		70,747

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	19

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

Exchange Traded Fund
10	iShares Russell 1000 Value Index Fund	$825

Farming & Agriculture 0.4%
11,421	Monsanto Co.	736,083

Financial - Bank & Trust 1.7%
2,150	Astoria Financial Corp.	50,632
21,753	Bank of America Corp.	1,031,527
3,396	Bank of New York Mellon Corp. (The)	144,500
1,200	BB&T Corp.	44,904
20,000	China Merchants Bank Co. Ltd. (China)	71,581
400	Hudson City Bancorp, Inc.	4,888
700	Oriental Financial Group, Inc.	6,244
1,700	Pacific Capital Bancorp	35,530
850	Prosperity Bancshares, Inc.	24,072
3,200	Regions Financial Corp.	96,224
1,090	Sovereign Bancorp, Inc.	20,863
1,400	State Street Corp.	93,842
1,800	SunTrust Banks, Inc.	140,940
3,100	TCF Financial Corp.	76,229
9,300	U.S. Bancorp	278,535
12,800	Wachovia Corp.	604,288
17,620	Wells Fargo & Co.	595,027

		3,319,826

Financial - Brokerage
1,300	MGIC Investment Corp.	50,258
1,100	TD Ameritrade Holding Corp.(a)	18,645

		68,903

Financial Services 2.2%
325	Affiliated Managers Group, Inc.(a)	36,725
2,500	AMBAC Financial Group, Inc.	167,875
6,400	AmeriCredit Corp.(a)	130,176
2,160	Ameriprise Financial, Inc.	130,183
500	Bear Stearns Cos., Inc. (The)	60,610
1,246	Calamos Asset Management, Inc. (Class A Stock)	30,776
2,100	Capital One Financial Corp.	148,596
3,600	CIT Group, Inc.	148,248
18,500	Citigroup, Inc.	861,545

See Notes to Financial Statements.

20	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

Financial Services (Cont’d.)
1,050	Discover Financial Services(a)	$24,203
2,000	Eaton Vance Corp.	83,720
250	Franklin Resources, Inc.	31,843
3,411	Goldman Sachs Group, Inc. (The)	642,428
819,000	Industrial And Commercial Bank of China (China)	499,201
1,670	Investment Technology Group, Inc.(a)	66,733
2,400	Jefferies Group, Inc.	63,048
7,958	Lehman Brothers Holdings, Inc.	493,396
900	Merrill Lynch & Co., Inc.	66,780
4,300	Morgan Stanley	274,641
1,800	optionsXpress Holdings, Inc.	45,018
1,230	Portfolio Recovery Associates, Inc.	64,267
300	Student Loan Corp. (The)	55,797
2,270	ValueClick, Inc.(a)	48,533
825	Waddell & Reed Financial, Inc. (Class A Stock)	20,798

		4,195,140

Food & Staples Retailing
4,880	SunOpta, Inc.(a)	54,998

Food Products 0.1%
4,000	Archer-Daniels-Midland Co.	134,400
500	General Mills, Inc.	27,810

		162,210

Foods 0.3%
375	Corn Products International, Inc.	16,732
1,400	Kellogg Co.	72,534
200	Kraft Foods, Inc. (Class A Stock)	6,550
8,300	Kroger Co. (The)	215,468
575	Ralcorp Holdings, Inc.(a)	29,877
800	SYSCO Corp.	25,504
6,500	Tyson Foods, Inc. (Class A Stock)	138,450

		505,115

Healthcare Equipment & Supplies 0.1%
3,375	Covidien Ltd. (Bermuda)(a)	138,206
820	Kyphon, Inc.(a)	53,808
825	Medical Action Industries, Inc.(a)	16,055

		208,069

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	21

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

Healthcare Providers & Services 0.3%
300	Apria Healthcare Group, Inc.(a)	$7,866
8,900	CIGNA Corp.	459,596
1,670	Sxc Health Solutions, Inc.(a)	47,044
17,600	Tenet Healthcare Corp.(a)	91,168

		605,674

Healthcare Services 1.1%
1,000	Aetna, Inc.	48,070
1,700	AMERIGROUP Corp.(a)	47,056
700	Biogen Idec, Inc.(a)	39,578
1,300	Centene Corp.(a)	28,093
1,400	Covance, Inc.(a)	98,798
2,730	Healthways, Inc.(a)	119,301
2,800	Humana, Inc.(a)	179,452
1,050	LHC Group, Inc.(a)	25,431
2,060	Pediatrix Medical Group, Inc.(a)	111,158
1,500	Sunrise Senior Living, Inc.(a)	59,640
2,880	TriZetto Group, Inc. (The)(a)	46,166
23,640	UnitedHealth Group, Inc.	1,144,885
1,500	WellPoint, Inc.(a)	112,680

		2,060,308

Hotels & Motels 0.7%
4,700	Marriott International, Inc. (Class A Stock)	195,285
5,673	MGM Mirage(a)	414,753
500	Starwood Hotels & Resorts Worldwide, Inc.	31,480
6,900	Wynn Resorts Ltd.	666,264

		1,307,782

Hotels & Restaurants
1,050	AFC Enterprises, Inc.(a)	16,454
1,250	Triarc Cos., Inc. (Class B Stock)	17,887

		34,341

Hotels, Restaurants & Leisure 0.6%
4,200	Carnival Corp.	186,102
1,560	Home Inns & Hotels Management, Inc., ADR (China)(a)	47,393
17,691	McDonald’s Corp.	846,868
2,220	Wyndham Worldwide Corp.(a)	74,703

		1,155,066

See Notes to Financial Statements.

22	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

Household Durables 0.3%
3,300	Centex Corp.	$123,123
1,300	Fortune Brands, Inc.	105,690
8,500	Lennar Corp. (Class A Stock)	260,610
600	Lennar Corp. (Class B Stock)	17,586

		507,009

Household Products 0.1%
3,000	Kimberly-Clark Corp.	201,810

Household/Personal Care 0.1%
1,700	Colgate-Palmolive Co.	112,200

Independent Power Producers & Energy Traders 0.3%
2,700	NRG Energy, Inc.(a)	104,085
6,000	TXU Corp.	391,500

		495,585

Industrial Conglomerates 0.8%
2,800	3M Co.	248,976
27,600	General Electric Co.	1,069,776
450	Teleflex, Inc.	34,393
4,375	Tyco International Ltd. (Bermuda)	206,894

		1,560,039

Industrial Products 0.1%
6,425	Reliant Energy, Inc.(a)	164,994

Insurance 1.9%
1,200	AFLAC, Inc.	62,544
7,000	Allstate Corp. (The)	372,050
2,200	American International Group, Inc.	141,196
2,320	Amtrust Financial Services, Inc.	34,034
1,600	Assurant, Inc.	81,152
900	Axis Capital Holdings Ltd.	33,165
1,100	Chubb Corp.	55,451
1,225	Delphi Financial Group, Inc. (Class A Stock)	49,208
12,400	Genworth Financial, Inc. (Class A Stock)	378,448
1,900	Hanover Insurance Group, Inc. (The)	83,391
500	Hartford Financial Services Group, Inc.	45,935
912	HCC Insurance Holdings, Inc.	26,703

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	23

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

Insurance (Cont’d.)
530	Hilb, Rogal & Hobbs Co.	$22,949
300	Lincoln National Corp.	18,096
5,630	MBIA, Inc.	315,843
10,900	MetLife, Inc.	656,398
1,800	Philadelphia Consolidated Holding Corp.(a)	65,052
1,800	Protective Life Corp.	77,436
1,100	RenaissanceRe Holdings Ltd.	63,250
3,070	Security Capital Assurance Ltd.	71,163
1,400	State Auto Financial Corp.	36,204
10,201	Travelers Cos., Inc. (The)	518,007
1,640	United Fire & Casualty Co.	56,449
8,400	Unum Group	204,120
500	W.R. Berkley Corp.	14,710
1,800	XL Capital Ltd. (Class A Stock) (Cayman Islands)	140,148

		3,623,102

Internet Services 0.9%
1,700	Amazon.com, Inc.(a)	133,518
7,720	CyberSource Corp.(a)	88,857
1,350	DealerTrack Holdings, Inc.(a)	48,681
2,520	Dice Holdings, Inc.(a)	30,240
1,090	Digital River, Inc.(a)	49,061
900	eBay, Inc.(a)	29,160
670	Equinix, Inc.(a)	58,230
5,800	Expedia, Inc.(a)	154,338
831	Google, Inc. (Class A Stock)(a)	423,810
3,100	IAC/InterActive Corp.(a)	89,094
2,940	j2 Global Communications, Inc.(a)	95,962
1,300	LoopNet, Inc.(a)	26,884
5,280	NaviSite, Inc.(a)	44,405
1,820	NutriSystem, Inc.(a)	101,410
5,350	Online Resources Corp.(a)	58,475
3,590	Perficient, Inc.(a)	70,974
12,100	Symantec Corp.(a)	232,320
1,050	Vignette Corp.(a)	22,092

		1,757,511

See Notes to Financial Statements.

24	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

IT Services 0.2%
11,400	Electronic Data Systems Corp.	$307,686
4,700	First Data Corp.	149,413
1,125	Tyler Technologies, Inc.(a)	13,534

		470,633

Leisure Equipment
500	Brunswick Corp.	13,980

Machinery 0.5%
475	Actuant Corp. (Class A Stock)	28,965
4,300	AGCO Corp.(a)	165,249
1,200	Caterpillar, Inc.	94,560
1,000	Cummins, Inc.	118,700
1,600	Deere & Co.	192,672
1,900	Dover Corp.	96,900
737	IDEX Corp.	26,687
350	Kennametal, Inc.	26,831
550	Nordson Corp.	25,168
1,700	SPX Corp.	159,579

		935,311

Machinery & Equipment
5,330	Flow International Corp.(a)	49,196
500	Rockwell Automation, Inc.	34,995

		84,191

Manufacturing 0.2%
800	Eaton Corp.	77,744
1,500	Harsco Corp.	78,990
3,500	Hexcel Corp.(a)	76,090
2,300	Terex Corp.(a)	198,375

		431,199

Marine
575	Arlington Tankers Ltd.	15,496

Media 1.5%
17,000	CBS Corp. (Class B Stock)	539,240
30,175	Comcast Corp. (Class A Stock)(a)	792,697
3,440	DG FastChannel, Inc.(a)	61,095

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	25

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

Media (Cont’d.)
8,986	DIRECTV Group, Inc. (The)(a)	$201,376
3,400	Gannett Co., Inc.	169,660
5,600	Idearc, Inc.	194,376
8,300	News Corp. (Class A Stock)	175,296
15,200	Time Warner, Inc.	292,752
14,000	Walt Disney Co. (The)	462,000

		2,888,492

Media & Communications 0.1%
2,800	McGraw-Hill Cos., Inc. (The)	169,400

Medical Supplies & Equipment 0.6%
5,800	Johnson & Johnson	350,900
2,600	Medtronic, Inc.	131,742
3,700	Micrus Endovascular Corp.(a)	87,024
9,240	NovaMed, Inc.(a)	49,249
2,480	NuVasive, Inc.(a)	71,126
1,414	PolyMedica Corp.	57,112
1,220	ResMed, Inc.(a)	52,436
300	Sepracor, Inc.(a)	8,439
7,130	Spectranetics Corp. (The)(a)	92,761
2,700	St. Jude Medical, Inc.(a)	116,478
2,040	Volcano Corp.(a)	35,210
2,300	Zimmer Holdings, Inc.(a)	178,848

		1,231,325

Metals & Mining 0.8%
1,420	A.M. Castle & Co.	46,888
8,500	Alcoa, Inc.	324,700
1,300	Bucyrus International, Inc. (Class A Stock)	82,628
1,100	Cleveland-Cliffs, Inc.	76,197
1,120	Dynamic Materials Corp.	47,118
4,884	Freeport-McMoRan Copper & Gold, Inc. (Class B Stock)	458,998
1,650	Joy Global, Inc.	81,659
1,220	Ladish Co., Inc.(a)	59,158
3,300	Nucor Corp.	165,660
2,000	Timken Co.	66,800
1,500	United States Steel Corp.	147,435

		1,557,241

See Notes to Financial Statements.

26	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

Multi-Line Retail 0.1%
3,100	Macy’s, Inc.	$111,817

Multi-Utilities
975	Vectren Corp.	24,346

Office Equipment
900	School Specialty, Inc.(a)	30,996

Oil & Gas Exploration/Production
730	Core Laboratories NV (Netherlands)(a)	78,570

Oil, Gas & Consumable Fuels 3.3%
12	Anadarko Petroleum Corp.	604
5,173	Apache Corp.	417,720
700	Arena Resources, Inc.(a)	38,017
500	Ashland, Inc.	30,530
375	Atwood Oceanics, Inc.(a)	25,725
288	Baker Hughes, Inc.	22,766
3,400	Cabot Oil & Gas Corp.	116,280
5,500	Chevron Corp.	468,930
7,200	ConocoPhillips	582,048
2,075	Continental Resources, Inc.(a)	32,640
4,300	Devon Energy Corp.	320,823
400	ENSCO International, Inc.	24,428
1,600	EOG Resources, Inc.	112,160
10,300	Exxon Mobil Corp.	876,839
2,200	Global Industry Ltd.(a)	56,980
1,175	Gulfport Energy Corp.(a)	22,337
1,700	Hess Corp.	104,040
1,702	Marathon Oil Corp.	93,950
200	NiSource, Inc.	3,814
11,400	Occidental Petroleum Corp.	646,608
1,200	ONEOK, Inc.	60,900
675	Petrohawk Energy Corp.(a)	10,118
884	Petroleo Brasileiro SA, ADR (Brazil)	57,372
2,100	Petroquest Energy, Inc.(a)	26,271
1,100	Plains Exploration & Production Co.(a)	47,531
700	Pride International, Inc.(a)	24,535
1,700	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	134,776
8,792	Schlumberger Ltd. (Netherlands)	832,778
750	St. Mary Land & Exploration Co.	24,968

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	27

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

Oil, Gas & Consumable Fuels (Cont’d.)
1,200	Sunoco, Inc.	$80,064
1,800	Superior Energy Services, Inc.(a)	72,576
1,100	Swift Energy Co.(a)	47,014
2,600	Tesoro Corp.	129,480
2,096	Transocean, Inc.(a)	225,215
3,800	Valero Energy Corp.	254,638
1,100	W&T Offshore, Inc.	25,762
1,100	Western Refining, Inc.	61,050
2,600	XTO Energy, Inc.	141,778

		6,254,065

Other Technology
1,325	Sybase, Inc.(a)	31,429

Paper & Forest Products 0.1%
8,400	Domtar Corp.(a)	79,884
100	Rayonier, Inc.	4,234
300	Weyerhaeuser Co.	21,372

		105,490

Pharmaceuticals 1.9%
1,700	Abbott Laboratories	86,173
2,770	American Medical Systems Holdings, Inc.(a)	50,636
6,297	Amylin Pharmaceuticals, Inc.(a)	292,873
700	Barr Pharmaceuticals, Inc.(a)	35,854
6,400	Eli Lilly & Co.	346,176
5,000	Forest Laboratories, Inc.(a)	201,000
8,400	Gilead Sciences, Inc.(a)	312,732
1,060	Integra LifeSciences Holdings Corp.(a)	52,629
3,410	K-V Pharmaceutical Co. (Class A Stock)(a)	93,229
8,780	LeMaitre Vascular, Inc.(a)	52,417
3,600	Medco Health Solutions, Inc.(a)	292,572
1,630	Medicis Pharmaceutical Corp. (Class A Stock)	46,504
9,500	Merck & Co., Inc.	471,675
26,800	Pfizer, Inc.	630,068
14,692	Schering-Plough Corp.	419,310
100	Watson Pharmaceuticals, Inc.(a)	3,042
3,400	Wyeth	164,968

		3,551,858

See Notes to Financial Statements.

28	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

Real Estate 0.2%
2,507	CB Richard Ellis Group, Inc. (Class A Stock)(a)	$87,545
1,800	Jones Lang Lasal, Inc.	197,604
2,573	St. Joe Co. (The)	104,309

		389,458

Real Estate Investment Trusts 0.4%
300	AMB Property Corp.	15,984
400	Apartment Investment & Management Co. (Class A Stock)	16,900
500	Boston Properties, Inc.	47,245
1,000	Duke Realty Corp.	32,690
1,600	Health Care Property Investors, Inc.	43,584
1,900	Hospitality Properties Trust	72,884
900	Host Hotels & Resorts, Inc.	19,008
900	HRPT Properties Trust	8,415
4,130	KKR Financial Holdings LLC	85,656
3,900	ProLogis	221,910
500	Simon Property Group, Inc.	43,265
1,000	SL Green Realty Corp.	121,420
500	Vornado Realty Trust	53,515

		782,476

Retail
1,200	Family Dollar Stores, Inc.	35,544
762	Stage Stores, Inc.	13,594

		49,138

Retail & Merchandising 1.2%
300	Abercrombie & Fitch Co. (Class A Stock)	20,970
1,600	Brinker International, Inc.	43,104
8,406	CVS Corp.	295,807
800	J.C. Penney Co., Inc.	54,432
812	Jos. A. Bank Clothiers, Inc.(a)	28,014
600	Kohl’s Corp.(a)	36,480
15,729	Lowe’s Cos., Inc.	440,569
240	Lululemon Athletica, Inc. (Canada)(a)	7,714
2,600	Safeway, Inc.	82,862
2,000	Sonic Corp.(a)	41,320
1,800	Staples, Inc.	41,436
1,700	Stein Mart, Inc.	18,292
1,800	SUPERVALU, Inc.	75,006

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	29

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

Retail & Merchandising (Cont’d.)
300	Target Corp.	$18,171
1,220	Tween Brands, Inc.(a)	46,677
9,500	Wal-Mart Stores, Inc.	436,525
16,634	Yum! Brands, Inc.	532,954

		2,220,333

Road & Rail
2,780	Avis Budget Group(a)	71,363

Semiconductors 0.8%
1,300	Altera Corp.	30,160
600	ATMI, Inc.(a)	17,388
400	Broadcom Corp. (Class A Shares)(a)	13,124
1,325	Brooks Automation, Inc.(a)	23,280
1,490	FormFactor, Inc.(a)	57,201
39,203	Intel Corp.	925,975
825	Microsemi Corp.(a)	19,231
940	Tessera Technologies, Inc.(a)	38,662
9,700	Texas Instruments, Inc.	341,343
1,500	Xilinx, Inc.	37,500

		1,503,864

Semiconductors & Semiconductor Equipment 0.1%
5,000	NVIDIA Corp.(a)	228,800

Software 1.4%
2,200	Adobe Systems, Inc.(a)	88,638
4,800	BMC Software, Inc.(a)	137,856
13,864	CA, Inc.	347,709
1,700	Global Payments, Inc.	63,580
5,036	Mastercard, Inc. (Class A Stock)	809,789
40,000	Microsoft Corp.	1,159,600
1,800	MoneyGram International, Inc.	46,062
2,100	Phase Forward, Inc.(a)	36,099
1,840	PROS Holdings, Inc.(a)	23,000

		2,712,333

Specialty Retail 0.4%
2,690	Aaron Rents, Inc.	62,193
8,700	Home Depot, Inc. (The)	323,379
4,100	Limited Brands, Inc.	99,015

See Notes to Financial Statements.

30	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

Specialty Retail (Cont’d.)
575	Men’s Wearhouse, Inc. (The)	$28,405
540	Monro Muffler Brake, Inc.	18,079
5,900	RadioShack Corp.	148,267

		679,338

Telecommunications 2.9%
9,169	America Movil SA de CV, ADR (Mexico)	549,040
3,800	AmerisourceBergen Corp.	179,018
38,376	AT&T, Inc.	1,502,804
2,200	Cbeyond, Inc.(a)	77,814
1,700	CenturyTel, Inc.	77,979
46,000	China Mobile Ltd. (Hong Kong)	528,552
41,997	Cisco Systems, Inc.(a)	1,214,133
2,700	Corning, Inc.(a)	64,368
1,050	Crown Castle International Corp.(a)	38,063
9,100	Juniper Networks, Inc.(a)	272,636
13,367	Sprint Nextel Corp.	274,425
600	Telephone & Data Systems, Inc.	39,840
19,400	Verizon Communications, Inc.	826,828

		5,645,500

Textiles, Apparel & Luxury Goods 0.1%
4,200	Jones Apparel Group, Inc.	104,832

Thrifts & Mortgage Finance 0.6%
9,000	Countrywide Financial Corp.	253,530
6,600	Federal Home Loan Mortgage Corp.	377,982
1,600	Federal National Mortgage Assoc.	95,744
9,100	Washington Mutual, Inc.	341,523

		1,068,779

Tobacco Products 0.1%
3,500	UST, Inc.	187,425

Trading Companies & Distributors
700	Watsco, Inc.	34,937

Transportation 1.1%
6,661	Burlington Northern Santa Fe Corp.	547,135
5,406	FedEx Corp.	598,660

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	31

Portfolio of Investments

as of July 31, 2007 Cont’d.

	Shares	Description	Value (Note 1)

COMMON STOCKS (Cont’d.)

Transportation (Cont’d.)
	525	Forward Air Corp.	$17,887
	2,200	J.B. Hunt Transport Services, Inc.	61,446
	3,600	Norfolk Southern Corp.	193,608
	1,570	Old Dominion Freight Line, Inc.(a)	45,310
	300	Overseas Shipholding Group, Inc.	23,277
	4,913	Union Pacific Corp.	585,335

			2,072,658

Utilities 0.6%
	2,300	American Electric Power Co., Inc.	100,027
	6,200	CMS Energy Corp.	100,192
	800	Consolidated Edison, Inc.	34,944
	1,300	Dominion Resources, Inc.	109,486
	700	DTE Energy Co.	32,466
	6,600	Edison International	349,074
	1,801	Headwaters, Inc.(a)	29,050
	800	Illinois Tool Works, Inc.	44,040
	2,800	Northeast Utilities	76,552
	1,400	PG&E Corp.	59,934
	600	Pinnacle West Capital Corp.	22,488
	1,500	PNM Resources, Inc.	38,745
	1,000	SCANA Corp.	37,380
	625	Westar Energy, Inc.	14,388
	2,600	Xcel Energy, Inc.	52,780

			1,101,546

		TOTAL COMMON STOCKS (cost $68,731,812)	80,334,414

Moody’s Ratings (Unaudited)	Principal Amount (000)#

ASSET-BACKED SECURITIES 2.3%
Aaa	$ 101	Aames Mortgage Investment Trust, Series 2006-1, Class A1 5.38%(b), 04/25/36	101,178
AAA(c)	378	Asset Backed Funding Certificates, Series 2004-OPT5, Class A1 5.67%(b), 06/25/34	378,154
Aaa	500	Bank One Issuance Trust, Series 2003-A3, Class A3 5.43%(b), 12/15/10	500,312

See Notes to Financial Statements.

32	Visit our website at www.prudential.com

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)
ASSET-BACKED SECURITIES (cont’d)

Aaa	$216	Countrywide Asset-Backed Certificates, Series 2006-11, Class 3AV1 5.38%(b), 06/29/36	$216,269
Aaa	401	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3 5.37%(b), 11/25/36	400,098
Aaa	291	Fremont Home Loan Trust, Series 2005-E, Class 2A2 5.49%(b), 01/25/36	291,379
Aaa	311	JPMorgan Mortgage Acquisition Corp., Series 2006-WMC1, Class A2 5.39%(b), 03/25/36	310,839
Aaa	500	MBNA Master Credit Card Trust, Series 1998-E, Class A 5.505%(b), 09/15/10	500,566
Aaa	409	Merrill Lynch Mortgage Investors, Inc., Series 2006-RM5, Class A2A 5.38%(b), 10/25/37	408,525
Aaa	334	Morgan Stanley ABS Capital I, Series 2006-HE7, Class A2A 5.37%(b), 09/25/36	333,511
Aaa	27	Morgan Stanley ABS Capital I, Series 2006-NC1, Class A1 5.40%(b), 12/25/35	27,092
Aaa	209	Nissan Auto Receivables Owner Trust, Series 2006-B, Class A2 5.18%, 08/15/08	209,174
Aaa	8	Quest Trust, Series 2004-X2, Class A1, 144A 5.88%(b), 06/25/34	8,167
Aaa	371	Soundview Home Equity Loan Trust, Series 2006-NLC1, Class A1, 144A 5.38%(b), 11/25/36	369,419
Aaa	356	Structured Asset Securities Corp., Series 2006-BC3, Class A2 5.37%(b), 10/25/36	355,364

		TOTAL ASSET-BACKED SECURITIES (cost $4,415,091)	4,410,047

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	33

Portfolio of Investments

as of July 31, 2007 Cont’d.

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COLLATERALIZED MORTGAGE OBLIGATIONS 3.2%
Aaa	$400	American Home Mortgage Investment Trust, Series 2005-2, Class 5A2 5.47%(b), 09/25/35	$400,332
Aaa	263	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 23A2 5.376%(b), 05/25/35	260,656
Aaa	122	Federal Home Loan Mortgage Corp., Series 41, Class F 10.00%, 05/15/20	121,277
Aaa	248	Series 1565, Class G 6.00%, 08/15/08	247,457
Aaa	737	Series 2801, Class EH 4.50%, 11/15/16	725,614
Aaa	649	Series 2962, Class YC 4.50%, 09/15/14	642,132
Aaa	568	Series 3117, Class PN 5.00%, 11/15/21	565,502
Aaa	27	Federal National Mortgage Assoc., Series 1992-146, Class PZ 8.00%, 08/25/22	28,507
Aaa	902	FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1 6.429%(b), 07/25/44	906,387
AAA(c)	379	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.539%(b), 09/25/35	375,200
Aaa	325	Harborview Mortgage Loan Trust, Series 2006-122, Class A1A1 5.41%(b), 01/19/38	325,446
Aaa	168	Vendee Mortgage Trust, Series 2001-1, Class 1A 6.811%(b), 01/15/30	171,995
Aaa	920	Washington Mutual, Inc., Series 2003-R1, Class A1 5.86%(b), 12/25/27	919,404

See Notes to Financial Statements.

34	Visit our website at www.prudential.com

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)
COLLATERALIZED MORTGAGE OBLIGATIONS (cont’d)

Aaa	$466	Series 2006-AR15, Class 2A 6.522%(b), 11/25/46	$467,613

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $6,151,426)	6,157,522

CORPORATE BONDS 8.4%

Advertising 0.1%
Baa1	300	Omnicom Group, Inc., Gtd. Notes 5.90%, 04/15/16	295,567

Automobile Manufacturers 0.1%
Baa1	200	DaimlerChrysler NA Holding Corp., Gtd. Notes, MTN 5.75%, 09/08/11	199,771

Consumer Products & Services 0.3%
A3	500	Clorox Co., Sr. Notes 5.485%(b), 12/14/07	500,219

Diversified Financial Services 0.4%
Aaa	800	General Electric Capital Corp., Notes, MTN 5.40%(b), 03/16/09	800,185

Entertainment & Leisure 0.3%
Baa3	500	Harrah’s Operating Co., Inc., Notes, 144A 5.956%(b), 02/08/08	500,792

Financial - Bank & Trust 3.5%
A1	1,100	Bear Stearns Co., Inc. Notes, MTN 5.30%(b), 01/09/08	1,099,315
A3	400	Export-Import Bank of Korea, Notes, 144A (South Korea) 5.58%(b), 10/04/11	400,090
Aa2	400	HSBC Bank USA NA, Sr. Notes 5.43%(b), 09/21/07	400,054
Aa3	1,100	Intesa Bank Overseas Ltd., Bank Gtd. Notes 6.21%(b), 01/02/08	1,103,213

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	35

Portfolio of Investments

as of July 31, 2007 Cont’d.

Moody’s Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)
CORPORATE BONDS (cont’d)

Aa3	$1,300	Morgan Stanley, Sr. Notes, MTN 5.485%(b), 01/18/08	$1,300,209
Aaa	500	Royal Bank of Scotland/New York, Notes 5.26%(b), 09/14/07	500,019
A2	900	SLM Corp., Notes, MTN 5.44%(b), 01/25/08	896,767
A1	1,000	Unicredito Luxembourg Finance SA, Sr. Notes, 144A (Luxembourg) 5.41%(b), 10/24/08	1,000,334

			6,700,001

Financial Services 1.2%
Aa3	1,100	American Honda Finance Corp., Notes, 144A, MTN 5.38%(b), 01/23/08	1,100,568
Aaa	900	General Electric Capital Corp., Sr. Unsec’d. Notes, MTN 5.36%(b), 10/24/08	900,407
Baa1	250	Pemex Project Funding Master Trust, Gtd. Notes 9.25%, 03/30/18	305,375

			2,306,350

Healthcare & Pharmaceuticals 0.3%
B2	500	HCA, Inc., Sec’d. Notes, 144A 9.25%, 11/15/16	496,250

Oil, Gas & Consumable Fuels 0.5%
Ba3	200	El Paso Corp., Sr. Unsec’d. Notes 7.625%, 08/16/07	199,991
Baa1	415	Petroleum Export Ltd., Sr. Notes, 144A (Cayman Islands) 5.265%, 06/15/11	406,001
Baa1	400	Transocean, Inc., Unsec’d. Notes 5.56%(b), 09/05/08	399,883

			1,005,875

See Notes to Financial Statements.

36	Visit our website at www.prudential.com

Moody’s Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)
CORPORATE BONDS (cont’d)

Personnel Services 0.3%
B1		$500	Service Corp. International, Sr. Unsec’d. Notes 6.50%, 03/15/08	$500,852

Pharmaceuticals 0.2%
Baa2		400	Cardinal Health, Inc., Bonds, 144A 5.63%(b), 10/02/09	400,311

Telecommunications 1.2%
A2		400	BellSouth Corp., Sr. Unsec’d. Notes 5.46%(b), 08/15/08	400,334
Baa3		900	Embarq Corp., Sr. Unsec’d. Notes 6.738%, 06/01/13	915,371
Ba1		1,000	Qwest Corp., Sr. Notes 7.625%, 06/15/15	980,000

				2,295,705

			TOTAL CORPORATE BONDS (cost $16,011,789)	16,001,878

FOREIGN GOVERNMENT BONDS 1.1%
Aa2	JPY	3,000	Federal Republic of Italy (Italy) 3.80%, 03/27/08	25,803
Ba2	BRL	1,300	Republic of Brazil (Brazil) 12.50%, 01/05/22	827,836
Ba1		180	Republic of Panama (Panama) 9.625%, 02/08/11	200,250
Aaa	GBP	300	United Kingdom Gilt (United Kingdom) 4.25%, 03/07/11	585,077
Aaa	GBP	200	United Kingdom Gilt (United Kingdom) 5.75%, 12/07/09	407,930

			TOTAL FOREIGN GOVERNMENT BOND (cost $1,900,735)	2,046,896

MUNICIPAL BOND 0.1%
Aaa		200	Georgia State Road & Tollway Authority, Revenue Bonds 5.00%, 03/01/21 (cost $196,707)	206,854

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	37

Portfolio of Investments

as of July 31, 2007 Cont’d.

Principal Amount (000)#	Description	Value (Note 1)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS 32.2%
$907	Federal Home Loan Mortgage Corp. 5.00%, 11/01/35 - 01/01/36	$853,120
519	5.032%(b), 03/01/36	516,343
210	6.00%, 09/01/22	211,481
14	7.195%(b), 08/01/23	13,964
869	Federal National Mortgage Assoc. 4.00%, 08/01/18 - 06/01/19	811,677
1,936	4.50%, 09/01/35 - 11/01/35	1,762,045
449	5.00%, 01/01/19 - 02/01/36	424,512
500	5.00%, TBA	468,906
824	5.089%(b), 06/01/35	819,731
26,259	5.50%, 09/01/33 - 04/01/36	25,404,329
10,000	5.50%, TBA	9,656,250
5,500	5.50%, TBA	5,309,216
88	5.506%(b), 05/01/36	88,761
2,524	6.00%, 05/01/16 - 10/01/36	2,503,540
78	6.50%, 01/01/16 - 08/01/36	79,240
169	7.50%, 01/01/32	176,104
56	Government National Mortgage Assoc. 4.50%, 08/15/33 - 09/15/33	51,665
7,000	5.00%, TBA	6,665,316
5,000	5.50%, TBA	4,870,310
9	5.75%(b), 09/20/22	9,239
966	6.00%, 12/15/36	964,228
66	8.50%, 02/20/30 - 06/15/30	71,265

	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $62,433,080)	61,731,242

U.S. TREASURY OBLIGATIONS 4.8%
400	U.S. Treasury Bonds 12.00%, 08/15/13	429,031
	U.S. Treasury Inflation Index Bonds, TIPS
1,500	0.875%, 04/15/10	1,568,381
2,500	2.00%, 04/15/12 - 01/15/16	2,510,297
300	2.375%, 04/15/11	312,375
190	3.875%, 04/15/29	299,052
1,000	U.S. Treasury Notes 4.00%, 06/15/09	989,844
1,300	4.375%, 01/31/08	1,296,242
900	4.625%, 12/31/11	900,985
100	4.75%, 01/31/12	100,656

See Notes to Financial Statements.

38	Visit our website at www.prudential.com

Principal Amount (000)#	Description	Value (Note 1)
U.S. TREASURY OBLIGATIONS (cont’d)

$600	5.125%, 05/15/16	$614,250
500	U.S. Treasury Strip Coupon, IO 7.25%, 02/15/22	238,730

	TOTAL U.S. TREASURY OBLIGATIONS (cost $9,245,423)	9,259,843

	TOTAL LONG-TERM INVESTMENTS (cost $169,086,063)	180,148,696

SHORT-TERM INVESTMENTS 22.0%

U.S. TREASURY OBLIGATION(d)(e) 0.2%
455	U.S. Treasury Bill 4.645%, 09/13/07 (cost $452,475)	452,477

Contracts/ Notional Amount (000)#

OUTSTANDING OPTIONS PURCHASED(a) 0.4%

Call Options 0.3%
EUR 4,300	Currency Option EUR vs. USD, expiring 05/19/2008, @ FX Rate 1.362	160,231
1,300	Currency Option USD vs. JPY, expiring 03/17/2010, @ FX Rate 104.00	83,610
1,700	expiring 03/31/2010, @ FX Rate 104.65	102,451
28,000	Eurodollar Futures, expiring 09/14/2007, Strike Price $95.00	17,675
157,000	expiring 09/14/2007, Strike Price $95.25	48,081
37,000	expiring 12/17/2007, Strike Price $95.25	5,550
116,000	expiring 03/17/2008, Strike Price $95.00	73,950
8,000	expiring 03/17/2008, Strike Price $95.25	3,250
2,000	expiring 06/16/2008, Strike Price $95.25	1,275
4,800	Swap on 3 Month LIBOR, expiring 12/20/2007, @ 5.00%	17,799
6,900	expiring 09/26/2008, @ 4.75%	29,802
9,200	expiring 09/26/2008, @ 4.75%	39,736
12,600	U.S. Treasury Note Futures, expiring 08/24/2007, Strike Price $112.00	1,969

		585,379

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	39

Portfolio of Investments

as of July 31, 2007 Cont’d.

Contracts/ Notional Amount (000)#	Description	Value (Note 1)
OUTSTANDING OPTIONS PURCHASED (cont’d)

Put Options 0.1%
EUR 4,300	Currency Option EUR vs. USD, expiring 05/19/2008, @ FX Rate 1.362	$100,724
$1,300	Currency Option USD vs. JPY, expiring 03/17/2010, @ FX Rate 104.00	47,586
1,700	expiring 03/31/2010, @ FX Rate 104.65	65,625
10,000	Eurodollar Futures, expiring 12/17/2007, Strike Price $91.50	63
54,000	expiring 12/17/2007, Strike Price $91.75	338
200,000	expiring 03/17/2008, Strike Price $91.75	1,250
149,000	expiring 03/17/2008, Strike Price $92.50	931
11,000	FNMA Option, expiring 09/06/2007, Strike Price $85.50	11
GBP 39,500	Swap on 3 Month LIBOR, expiring 03/19/2008, Strike Price $93.00	1,003
GBP 17,500	expiring 03/19/2008, Strike Price $93.125	886
GBP 44,500	expiring 06/18/2008, Strike Price $92.50	—
GBP 43,500	expiring 12/17/2008, Strike Price $92.00	1,104

		219,521

	TOTAL OUTSTANDING OPTIONS PURCHASED (cost $924,481)	804,900

Shares

AFFILIATED MONEY MARKET MUTUAL FUND 7.1%
13,542,923	Dryden Core Investment Fund - Taxable Money Market Series(f) (cost $13,542,923)	13,542,923

Principal Amount (000)#

FOREIGN TREASURY OBLIGATIONS 14.3%
EUR 2,100	Belgium Treasury Bill 3.91%, 08/16/07	2,868,677
EUR 13,310	Dutch Treasury Certificate 3.96%, 08/31/07	18,151,722
EUR 4,590	France Treasury Bill 3.90%, 08/23/07	6,264,709

	TOTAL FOREIGN TREASURY OBLIGATIONS (cost $26,881,165)	27,285,108

	TOTAL SHORT-TERM INVESTMENTS (cost $41,801,044)	42,085,408

See Notes to Financial Statements.

40	Visit our website at www.prudential.com

Principal Amount (000)#	Description	Value (Note 1)

	TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN AND SECURITIES SOLD SHORT(g) 116.1% (cost $210,887,107; Note 5)	$222,234,104

SECURITY SOLD SHORT (1.4)%
$2,700	U.S. Treasury Notes 4.25%, 11/15/14 (proceeds received $2,637,955)	(2,621,954)

Contracts/ Notional Amount (000)#

OUTSTANDING OPTIONS WRITTEN(a)

Call Options
	Swap on 3 Month LIBOR,
2,100	expiring 12/20/2007, @ 5.15%	(14,515)
4,000	expiring 09/26/2008, @ 4.95%	(36,377)
3,000	expiring 09/26/2008, @ 4.95%	(27,283)

	TOTAL OUTSTANDING OPTIONS WRITTEN (premium received $98,509)	(78,175)

	TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND SECURITIES SOLD SHORT 114.7% (cost $208,150,643; Note 5)	219,533,975
	Other liabilities in excess of other assets(u) (14.7%)	(28,086,313)

	Net Assets 100%	$191,447,662

The following abbreviations are used in portfolio descriptions:

BRL—Brazilian Real

CNY—Chinese Yuan

EUR—Euro

GBP—British Pound

IND— Indian Rupee

JPY— Japanese Yen

KOR—South Korean Won

RUB—Russian Ruble

144A—Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

IO—Interest Only

MTN—Medium Term Note

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	41

Portfolio of Investments

as of July 31, 2007 Cont’d.

The following abbreviations are used in portfolio descriptions (Cont’d.)

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Non-income producing security.
(b)	Indicates a variable rate security.
(c)	Standard & Poor’s rating.
(d)	Securities segregated as collateral for futures contracts.
(e)	Rates shown are the effective yields at purchase date.
(f)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the underlying portfolios in which the Portfolio invests.
(g)	As of July 31, 2007, 3 securities representing $1,099,334 and 0.57% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.
(u)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, foreign exchange currency contracts, interest rate and credit default swaps as follows:

Future contracts open at July 31, 2007:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2007	Unrealized Appreciation (Depreciation)
	Long Positions:
83	90 Day Euro	Sep 07	$19,655,487	$19,655,437	$(50)
56	90 Day Euro	Dec 07	13,260,800	13,286,700	25,900
155	90 Day Euro	Mar 08	36,704,787	36,835,750	130,963
229	90 Day Euro	Jun 08	54,541,288	54,470,513	(70,775)
71	90 Day Euro	Sep 08	16,799,387	16,891,787	92,400
255	90 Day Sterling	Jun 08	61,026,802	60,740,799	(286,003)
13	90 Day Sterling	Jun 09	3,098,900	3,098,240	(660)
57	90 Day Sterling	Dec 08	13,634,348	13,581,696	(52,652)
19	90 Day Sterling	Mar 09	4,526,750	4,527,715	965
66	5 Year EURO - BOBL	Sep 07	9,613,167	9,667,346	54,179
62	5 Year U.S. Treasury Notes	Sep 07	6,482,344	6,539,063	56,719

					(49,014)

	Short Positions:
11	90 Day Euro	Dec 08	2,614,700	2,616,488	(1,788)
254	10 Year U.S. Treasury Notes	Sep 07	26,960,835	27,285,156	(324,321)
128	20 Year U.S. Treasury Notes	Sep 07	13,593,508	14,088,000	(494,492)

					$(820,601)

See Notes to Financial Statements.

42	Visit our website at www.prudential.com

Forward foreign currency exchange contracts outstanding at July 31, 2007:

Purchase Contracts	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real, Expiring 10/02/07	BRL	1,331	$639,000	$699,984	$60,984
Chinese Yuan, Expiring 08/16/07	CNY	5,813	753,000	770,319	17,319
Expiring 01/10/08	CNY	13,371	1,811,996	1,814,977	2,981
Expiring 03/05/08	CNY	9,340	1,272,000	1,278,441	6,441
Euros, Expiring 08/27/07	EUR	774	1,061,446	1,059,330	(2,116)
Indian Rupee, Expiring 10/03/07	IND	61,315	1,490,816	1,514,706	23,890
Japanese Yen, Expiring 10/25/07	JPY	60,634	502,715	517,535	14,820
South Korean Won, Expiring 09/27/07	KOR	871,135	943,400	949,608	6,208
Pound Sterling, Expiring 08/09/07	GBP	81	164,973	164,520	(453)
Russian Ruble, Expiring 01/11/08	RUB	60,117	2,336,000	2,360,271	24,271

			$10,975,346	$11,129,691	$154,345

Sale Contracts	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan, Expiring 08/16/07	CNY	5,813	$770,261	$767,677	$2,584
Euros, Expiring 08/27/07	EUR	21,889	30,243,254	29,977,412	265,842
Japanese Yen, Expiring 08/30/07	JPY	32,154	271,245	271,422	(177)
Pound Sterling, Expiring 08/09/07	GBP	934	1,864,689	1,896,810	(32,121)

			$33,149,449	$32,913,321	$236,128

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	43

Portfolio of Investments

as of July 31, 2007 Cont’d.

The Fund entered into interest rate swap agreements during the year ended July 31, 2007. Details of the interest rate swap agreements outstanding as of July 31, 2007 were as follows:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.(2)	1/2/2012	BRL	4,400	10.15%	Brazilian interbank lending rate	$(39,309)
Morgan Stanley & Co.(2)	1/2/2012	BRL	5,800	10.12%	Brazilian interbank lending rate	(49,713)
Deutsche Bank(1)	12/15/2011	EUR	7,300	4.00%	6 Month Euribor	110,022
UBS AG(2)	10/15/2010	EUR	100	2.15%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index	1,623
Barclays Capital(1)	12/15/2035	GBP	100	4.00%	6 Month LIBOR	20,455
Barclays Capital(1)	9/15/2010	GBP	400	5.00%	6 Month LIBOR	(121,306)
Deutsche Bank(1)	12/15/2035	GBP	400	4.00%	6 Month LIBOR	30,554
Goldman Sachs(1)	12/15/2035	GBP	1,200	5.00%	6 Month LIBOR	(11,691)
UBS AG(2)	12/20/2008	GBP	2,400	5.00%	6 Month LIBOR	(34,331)
Barclays Capital(1)	12/20/2016	JPY	20,000	2.00%	6 Month LIBOR	(2,147)
UBS AG(1)	12/20/2016	JPY	50,000	2.00%	6 Month LIBOR	(4,627)
Bank of America Securities LLC(2)	12/19/2009	USD	4,500	5.00%	3 Month LIBOR	30,120
Barclays Capital(2)	12/19/2012	USD	9,300	5.00%	3 Month LIBOR	116,990
Citibank(1)	6/20/2017	USD	2,800	5.00%	3 Month LIBOR	144,858
Citigroup(2)	12/19/2037	USD	1,400	5.00%	3 Month LIBOR	31,460
Deutsche Bank(1)	12/19/2017	USD	4,600	5.00%	3 Month LIBOR	(85,969)
Deutsche Bank(2)	12/19/2012	USD	5,000	5.00%	3 Month LIBOR	53,934
Deutsche Bank(2)	12/19/2037	USD	2,800	5.00%	3 Month LIBOR	75,597
Deutsche Bank(2)	12/19/2014	USD	2,200	5.00%	3 Month LIBOR	20,149
Goldman Sachs(2)	12/15/2007	USD	1,500	4.00%	3 Month LIBOR	(10,914)
Goldman Sachs(2)	12/19/2037	USD	3,600	5.00%	3 Month LIBOR	135,171
Lehman Brothers(2)	12/19/2012	USD	18,900	5.00%	3 Month LIBOR	202,417
Morgan Stanley & Co.(2)	6/20/2037	USD	800	5.00%	3 Month LIBOR	(63,053)
UBS AG(2)	6/18/2009	USD	10,000	5.00%	3 Month LIBOR	15,855
UBS AG(2)	6/20/2037	USD	1,900	5.00%	3 Month LIBOR	(139,448)

						$426,697

(1)	Fund pays the fixed rate and receives the floating rate.
(2)	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

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The Fund entered into credit default swap agreements during the year ended July 31, 2007. Details of the credit default swap agreements outstanding as of July 31, 2007 were as follows:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Goldman Sachs(2)	3/20/2008	USD	700	0.05%	AIG, 5.60%, due 10/18/16	$(1,040)
Morgan Stanley & Co.(1)	12/20/2008	USD	200	0.26%	Allstate Corp., 6.125%, due 2/15/12	(389)
UBS AG(1)	12/20/2008	USD	300	0.35%	AutoZone, Inc., 5.875%, due 10/15/12	(810)
Lehman Brothers(1)	12/20/2008	USD	100	0.24%	Costco Wholesale Corp., 5.50%, due 3/15/07	(247)
Barclays Bank PLC(1)	9/20/2011	USD	200	0.58%	DaimlerChrysler, 5.75%, due 9/08/11	(1,113)
Citigroup(2)	6/20/2012	USD	4,700	2.11%	Dow Jones CDX HY7 Index	(255,360)
Goldman Sachs(1)	12/20/2011	USD	800	0.14%	Dow Jones CDX HY7 Index	98,646
Morgan Stanley & Co.(2)	12/20/2015	USD	470	0.46%	Dow Jones CDX IG5 Index	(19,075)
Morgan Stanley & Co.(1)	12/20/2012	USD	700	0.14%	Dow Jones CDX IG5 Index	15,533
Morgan Stanley & Co.(2)	12/20/2015	USD	1,500	0.46%	Dow Jones CDX IG5 Index	(60,368)
Morgan Stanley & Co.(1)	12/20/2012	USD	2,100	0.14%	Dow Jones CDX IG5 Index	46,597
Goldman Sachs(1)	12/20/2016	USD	100	0.65%	Dow Jones CDX IG7 Index	4,331
Barclays Bank PLC(1)	12/20/2011	USD	600	0.75%	Dow Jones CDX HVOL7 Index	18,587
Morgan Stanley & Co.(1)	12/20/2016	USD	1,000	0.65%	Dow Jones CDX IG7 Index	43,667
JPMorgan Chase Bank(1)	12/20/2011	USD	1,000	1.65%	Dow Jones CDX XO7 Index	61,890
Bank of America Securities LLC(1)	12/20/2008	USD	100	0.13%	E.I. DuPont, 6.875%, due 10/15/09	(73)
Citigroup(1)	12/20/2008	USD	200	0.28%	Eaton Corp., 5.75%, due 7/15/12	(306)
Barclays Bank PLC(1)	12/20/2008	USD	200	0.16%	Eli Lilly & Co., 6.00%, due 3/15/12	(407)
Morgan Stanley & Co.(1)	12/20/2008	USD	100	0.21%	Emerson Electric Co., 6.48%, due 10/15/12	(208)
Citigroup(1)	12/20/2008	USD	100	0.29%	FedEx Corp., 7.25%, due 2/15/11	(223)
Lehman Brothers(1)	12/20/2008	USD	100	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(1,321)
Bear Stearns International Ltd.(1)	12/20/2008	USD	200	0.32%	Hewlett Packard Co., 6.50% due 7/1/12	(648)
Lehman Brothers(1)	12/20/2008	USD	200	0.12%	Home Depot, Inc., 5.375%, due 4/1/06	501
Merrill Lynch & Co.(1)	12/20/2008	USD	100	0.32%	Ingersoll-Rand Co., 6.48%, due 6/1/25	(242)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	45

Portfolio of Investments

as of July 31, 2007 Cont’d.

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Lehman Brothers(1)	12/20/2008	USD	200	0.11%	Johnson & Johnson, 3.80%, due 5/15/13	$(260)
Lehman Brothers(1)	12/20/2008	USD	100	0.53%	Lockheed Martin Corp., 8.20%, due 12/1/09	(704)
Lehman Brothers(1)	12/20/2008	USD	100	0.30%	Masco Corp., 5.875%, due 7/15/12	187
Lehman Brothers(1)	12/20/2008	USD	100	0.48%	Northrop & Grumman Corp., 7.125%, due 2/15/11	(554)
Morgan Stanley & Co.(1)	6/20/2016	USD	300	0.39%	Omnicom 5.90%, due 4/15/16	3,136
Lehman Brothers(1)	6/20/2009	USD	500	0.40%	People’s Republic of China, 6.80%, due 5/23/11	(2,559)
Lehman Brothers(1)	12/20/2008	USD	100	0.35%	RadioShack Corp., 7.375%, due 5/15/11	787
Morgan Stanley & Co.(1)	5/20/2016	USD	1,000	0.54%	Republic of Hungary, 4.75%, due 2/03/15	(7,321)
JPMorgan Chase Bank(1)	5/20/2016	USD	300	0.54%	Republic of Hungary, 4.75%, due 2/03/15	(2,303)
Morgan Stanley & Co.(1)	9/20/2010	USD	100	2.70%	Republic of Turkey, 11.875%, due 1/15/30	(4,827)
Citigroup(1)	2/9/2046	USD	600	2.20%	Vertical CDO, Ltd., 7.01%, due 2/09/46	308,920
Citigroup(1)	12/20/2008	USD	300	0.14%	Wal-Mart Stores, Inc., 6.875%, due 8/10/09	(360)
Barclays Bank PLC(1)	12/20/2008	USD	100	0.67%	Walt Disney Co. (The), 6.375%, due 3/12/12	(886)
Lehman Brothers(1)	12/20/2008	USD	100	0.29%	Whirlpool Corp., 8.60%, due 5/1/10	(210)
Barclays Bank PLC(1)	3/20/2012	USD	100	0.21%	XL Capital, Ltd., 6.50%, due 1/15/12	2,053

						$243,021

(1)	Fund pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.
(2)	Fund receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

See Notes to Financial Statements.

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The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as July 31, 2007 were as follows:

U.S. Government Mortgage-Backed Obligations	32.2%
Foreign Treasury Obligations	14.3
Affiliated Money Market Mutual Fund	7.1
Financial—Bank & Trust	5.2
U.S. Treasury Obligations	5.0
Telecommunications	4.1
Oil, Gas & Consumable Fuels	3.8
Financial Services	3.4
Collateralized Mortgage Obligations	3.2
Asset-Backed Securities	2.3
Pharmaceuticals	2.1
Insurance	1.9
Media	1.5
Software	1.4
Retail & Merchandising	1.2
Transportation	1.1
Healthcare Services	1.1
Foreign Government Bonds	1.1
Consumer Products & Services	1.1
Chemicals	1.0
Computer Hardware	1.0
Aerospace & Defense	1.0
Internet Services	0.9
Entertainment & Leisure	0.9
Aerospace	0.8
Industrial Conglomerates	0.8
Metals & Mining	0.8
Semiconductors	0.8
Hotels & Motels	0.7
Diversified Financial Services	0.6
Medical Supplies & Equipment	0.6
Hotels, Restaurants & Leisure	0.6
Utilities	0.6
Biotechnology	0.6
Thrifts & Mortgage Finance	0.6
Energy Equipment & Services	0.5
Machinery	0.5
Electronic Components	0.5
Commercial Services	0.5
Automobile Manufacturers	0.4
Outstanding Options Purchased	0.4
Real Estate Investment Trusts	0.4
Electric Utilities	0.4
Farming & Agriculture	0.4
Specialty Retail	0.4
Computer Services & Software	0.3

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	47

Portfolio of Investments

as of July 31, 2007 Cont’d.

Industry (cont’d.)
Healthcare Providers & Services	0.3%
Household Durables	0.3
Diversified Manufacturing Operations	0.3
Foods	0.3
Personnel Services	0.3
Healthcare & Pharmaceuticals	0.3
Independent Power Producers & Energy Traders	0.3
It Services	0.2
Manufacturing	0.2
Real Estate	0.2
Beverages	0.2
Clothing & Apparel	0.2
Advertising	0.1
Business Services	0.1
Auto Components	0.1
Commercial Banks	0.1
Semiconductors & Semiconductor Equipment	0.1
Healthcare Equipment & Supplies	0.1
Municipal Bonds	0.1
Construction	0.1
Household Products	0.1
Auto Parts & Related	0.1
Automotive Parts	0.1
Tobacco Products	0.1
Building Products	0.1
Electronic Equipment & Instruments	0.1
Media & Communications	0.1
Industrial Products	0.1
Food Products	0.1
Computers & Peripherals	0.1
Electrical Equipment	0.1
Energy Equipment	0.1
Capital Markets	0.1
Distribution/Wholesale	0.1
Automobiles	0.1
Household/Personal Care	0.1
Multi-line Retail	0.1
Communication Equipment	0.1
Paper & Forest Products	0.1
Textiles, Apparel & Luxury Goods	0.1
Engineering/Construction	0.1

116.1
Written Options and Security Sold Short	(1.4)
Other liabilities in excess of other assets	(14.7)

100.0%

See Notes to Financial Statements.

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ANNUAL REPORT

JULY 31, 2007

PRUDENTIAL

TARGET ASSET ALLOCATION FUNDS/TARGET CONSERVATIVE ALLOCATION FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

as of July 31, 2007

Assets
Investments at value:
Unaffiliated investments (cost $197,344,184)	$208,691,181
Affiliated investments (cost $13,542,923)	13,542,923
Cash	221,278
Foreign currency, at value (cost $1,472,624)	1,464,966
Receivable for investments sold	17,028,599
Unrealized appreciation on swap agreements	1,594,040
Dividends and interest receivable	493,658
Unrealized appreciation on foreign currency exchange contracts	425,340
Receivable for Fund shares sold	190,345
Prepaid expenses	1,780

Total assets	243,654,110

Liabilities
Payable for investments purchased	46,256,405
Securities sold short, at value (proceeds received $2,637,955)	2,621,954
Premium received for interest rate swaps written	1,289,500
Unrealized depreciation on swap agreements	924,322
Payable for Fund shares reacquired	375,175
Accrued expenses and other liabilities	223,537
Management fee payable	123,733
Distribution fee payable	117,941
Payable to broker-variation margin	86,950
Outstanding options written (premiums received $98,509)	78,175
Transfer agent fee payable	40,708
Unrealized depreciation on foreign currency exchange contracts	34,867
Interest payable on investments sold short	24,321
Deferred trustees’ fees	8,860

Total liabilities	52,206,448

Net Assets	$191,447,662

Net assets were comprised of:
Shares of beneficial interest, at par	$17,984
Paid-in capital, in excess of par	175,571,470

175,589,454
Distributions in excess of net investment income	(733,328)
Accumulated net realized gain on investments and foreign currency transactions	5,081,081
Net unrealized appreciation on investments and foreign currencies	11,510,455

Net assets, July 31, 2007	$191,447,662

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($60,657,018 ÷ 5,692,117 shares of beneficial interest issued and outstanding)	$10.66
Maximum sales charge (5.5% of offering price)	.62

Maximum offering price to public	$11.28

Class B:
Net asset value, offering price and redemption price per share ($78,305,117 ÷ 7,361,587 shares of beneficial interest issued and outstanding)	$10.64

Class C:
Net asset value, offering price and redemption price per share ($32,800,036 ÷ 3,083,941 shares of beneficial interest issued and outstanding)	$10.64

Class M:
Net asset value, offering price and redemption price per share ($2,935,801 ÷ 276,039 shares of beneficial interest issued and outstanding)	$10.64

Class R:
Net asset value, offering price and redemption price per share ($8,751,186 ÷ 820,162 shares of beneficial interest issued and outstanding)	$10.67

Class X:
Net asset value, offering price and redemption price per share ($2,601,229 ÷ 244,668 shares of beneficial interest issued and outstanding)	$10.63

Class Z:
Net asset value, offering price and redemption price per share ($5,397,275 ÷ 505,973 shares of beneficial interest issued and outstanding)	$10.67

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	51

Statement of Operations

Year Ended July 31, 2007

Net Investment Income
Income
Unaffiliated interest	$5,541,478
Unaffiliated dividend (net of foreign withholding taxes $7,239)	1,388,827
Affiliated dividends	534,979

7,465,284

Expenses
Management fee	1,512,857
Distribution fee—Class A	152,765
Distribution fee—Class B	872,243
Distribution fee—Class C	349,070
Distribution fee—Class M	32,191
Distribution fee—Class R	41,365
Distribution fee—Class X	24,634
Transfer agent’s fees and expenses (including affiliated expense of $199,000)	222,000
Custodian’s fees and expenses	200,000
Registration fees	97,000
Reports to shareholders	70,000
Audit fee	47,000
Legal fee	25,000
Trustees’ fees	13,000
Loan interest expense (Note 7)	1,229
Miscellaneous	37,551

Total expenses	3,697,905

Net investment income	3,767,379

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currency
Net realized gain (loss) on:
Investment transactions	6,320,085
Options written	(141,109)
Foreign currency transactions	(272,137)
Futures	851,491
Swaps	(350,746)
Short sale transactions	31,106

6,438,690

Net change in unrealized appreciation (depreciation) on:
Investments	4,102,843
Short Sales	16,001
Foreign currencies	421,973
Futures	(768,194)
Swaps	708,169
Options written	5,956

4,486,748

Net gain on investments	10,925,438

Net Increase In Net Assets Resulting From Operations	$14,692,817

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31, 2007	Year Ended July 31, 2006
Increase (Decrease) In Net Assets
Operations
Net investment income	$3,767,379	$4,149,989
Net realized gain on investments and foreign currency transactions	6,438,690	4,608,502
Net change in unrealized appreciation/depreciation on investments and foreign currencies	4,486,748	(5,208,113)

Net increase in net assets resulting from operations	14,692,817	3,550,378

Dividends and distributions (Note 1)
Dividends from net investment income:
Class A	(1,528,934)	(1,403,569)
Class B	(1,540,436)	(2,090,796)
Class C	(611,152)	(775,965)
Class M	(57,363)	(51,993)
Class R	(185,681)	(134,510)
Class X	(42,951)	(40,065)
Class Z	(124,828)	(141,132)

	(4,091,345)	(4,638,030)

Distributions from net realized gains:
Class A	(1,207,325)	(4,063,852)
Class B	(1,817,015)	(9,457,186)
Class C	(700,590)	(3,457,932)
Class M	(67,656)	(217,196)
Class R	(162,551)	(413,614)
Class X	(46,264)	(161,463)
Class Z	(91,039)	(382,873)

	(4,092,440)	(18,154,116)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	20,503,014	45,898,058
Net asset value of shares issued in reinvestment of distributions	7,491,465	20,885,010
Cost of shares reacquired	(48,723,968)	(56,982,824)

Net increase (decrease) in net assets resulting from Fund share transactions	(20,729,489)	9,800,244

Total decrease	(14,220,457)	(9,441,524)

Net Assets
Beginning of year	205,668,119	215,109,643

End of year(a)	$191,447,662	$205,668,119

(a) Includes undistributed net investment income of:	$—	$306,383

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	53

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Target Conservative Allocation Fund (the “Fund”), Target Moderate Allocation Fund and Target Growth Allocation Fund. These financial statements relate only to Target Conservative Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisors”), each managing a portion of the Fund’s assets. The following lists the Subadvisors and their respective segment during the year ended July 31, 2007.

Fund Segment	Subadvisors
Large-cap value stocks	Hotchkis & Wiley Capital Management LLC J.P. Morgan Asset Management NFJ Investment Group L.P.
Large-cap growth stocks	Marsico Capital Management, LLC Goldman Sachs Asset Management L.P.
Core fixed income bonds	Pacific Investment Management Company LLC
Small-cap value stocks	EARNEST Partners Vaughan Nelson Investment Management, L.P.
Small-cap growth stocks	RS Investment Management Company LLC

The investment objective of the Fund is to provide current income and a reasonable level of capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of debt obligations and equity securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by

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Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of July 31, 2007, there were three securities representing $1,099,334 whose values were adjusted in accordance with procedures approved by the Board of Trustees.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days are valued at current market quotations.

Target Asset Allocation Funds/Target Conservative Allocation Fund	55

Notes to Financial Statements

Cont’d.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included

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in the Statement of Assets and Liabilities as in unrealized appreciation and/or depreciation on forward foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and

Target Asset Allocation Funds/Target Conservative Allocation Fund	57

Notes to Financial Statements

Cont’d.

receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps, is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities.

A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Swaps: The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest and may involve payment/receipt of a premium at the time of initiation of the swap agreement. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market

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value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Written options, future contracts, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy on the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Target Asset Allocation Funds/Target Conservative Allocation Fund	59

Notes to Financial Statements

Cont’d.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly, and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund,

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occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $500 million, .70 of 1% of average daily net assets for the next $500 million and .65 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended July 31, 2007.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class M, Class R and Class X shares, pursuant to plans of distribution (the Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, 1%, .75 of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. Such expenses under the plans were .25 of 1%, 1%, 1%, 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively, for the year ended July 31, 2007.

PIMS has advised the Fund that it has received approximately $142,800 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2007. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2007, it has received approximately $129,500, $2,000, $7,400 and $900 in contingent deferred sales charges imposed upon certain redemptions by Class B, Class C, Class M and Class X shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Target Asset Allocation Funds/Target Conservative Allocation Fund	61

Notes to Financial Statements

Cont’d.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. First Clearing Corporation, an affiliate of PI, served as a broker/dealer. The Fund incurred approximately $58,000 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended July 31, 2007, Prudential Equity Group, a wholly owned subsidiary of Prudential, earned $306 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formally known as Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Series are disclosed on the Statement of Operations as affiliated dividends.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government investments, for the year ended July 31, 2007, aggregated $205,710,555 and $111,512,692, respectively.

Transactions in options/swap options written during the year ended July 31, 2007, were as follows:

	Number of Contracts/ Notional Amount	Premiums Received
Options outstanding at July 31, 2006	5,800,000	$61,914
Written options	18,350,000	131,504
Expired options	(8,550,000)	(37,171)
Closed options	(6,500,000)	(57,738)

Options outstanding at July 31, 2007	9,100,000	$98,509

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Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to net investment income and accumulated net realized gain on investments and foreign currency transactions. For the tax year ended July 31, 2007, the adjustments were to increase distributions in excess of net investment income and increase accumulated net realized gain on investments and foreign currency transactions by $715,745 due to differences in the treatment for books and tax purposes of certain transactions involving foreign securities and currencies, certain tax adjustments pertaining to the investment in real estate investment trusts and reclasses on swap income/loss and paydown gain/loss. Net investment income, net realized gains and net assets were not affected by this change.

For the year ended July 31, 2007 the tax character of dividends paid as reflected in the Statement of Charges in Net Assets were $4,481,648 of ordinary income and $3,702,137 of long-term capital gains. The respective amounts for the year ended July 31, 2006 was $10,244,837 of ordinary income and $12,547,309 of long-term capital gains.

As of July 31, 2007, the accumulated undistributed earnings on a tax basis were $961,511 of ordinary income and $4,560,372 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of July 31, 2007 were as follows:

Tax Basis	Appreciation	(Depreciation)	Net Unrealized Appreciation on Investments	Other Net Unrealized Appreciation	Total Net Unrealized Appreciation
$211,696,885	$14,783,566	$(4,246,347)	$10,537,219	$246,809	$10,784,028

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and investments in real estate investment trusts. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivable, payables and swaps.

Target Asset Allocation Funds/Target Conservative Allocation Fund	63

Notes to Financial Statements

Cont’d.

In addition, the Fund has elected to treat net currency losses of approximately $439,000 incurred between November 1, 2006 and July 31, 2007 as being incurred during the fiscal year ending July 31, 2008.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. As of July 31, 2007, Prudential owned 231 shares of Class R shares.

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Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2007:
Shares sold	708,999	$7,558,267
Shares issued in reinvestment of dividends and distributions	234,424	2,495,939
Shares reacquired	(1,672,038)	(17,823,019)

Net increase (decrease) in shares outstanding before conversion	(728,615)	(7,768,813)
Shares issued, upon conversion from Class B, Class M, and Class X	793,444	8,402,196

Net increase (decrease) in shares outstanding	64,829	$633,383

Year ended July 31, 2006:
Shares sold	1,470,259	$15,793,427
Shares issued in reinvestment of dividends and distributions	476,258	4,916,584
Shares reacquired	(1,431,994)	(15,334,450)

Net increase (decrease) in shares outstanding before conversion	514,523	5,375,561
Shares issued, upon conversion from Class B, Class M, and Class X	997,728	10,393,333

Net increase (decrease) in shares outstanding	1,512,251	$15,768,894

Class B
Year ended July 31, 2007:
Shares sold	360,646	$3,829,609
Shares issued in reinvestment of dividends and distributions	297,375	3,158,718
Shares reacquired	(1,650,176)	(17,542,206)

Net increase (decrease) in shares outstanding before conversion	(992,155)	(10,553,879)
Shares reacquired upon conversion into Class A	(763,338)	(8,065,713)

Net increase (decrease) in shares outstanding	(1,755,493)	$(18,619,592)

Year ended July 31, 2006:
Shares sold	835,361	$8,879,650
Shares issued in reinvestment of dividends and distributions	1,062,478	10,955,595
Shares reacquired	(2,050,690)	(21,890,417)

Net increase (decrease) in shares outstanding before conversion	(152,851)	(2,055,172)
Shares reacquired upon conversion into Class A	(995,297)	(10,350,649)

Net increase (decrease) in shares outstanding	(1,148,148)	$(12,405,821)

Class C
Year ended July 31, 2007:
Shares sold	429,500	$4,541,607
Shares issued in reinvestment of dividends and distributions	103,500	1,099,586
Shares reacquired	(901,063)	(9,586,340)

Net increase (decrease) in shares outstanding	(368,063)	$(3,945,147)

Year ended July 31, 2006:
Shares sold	692,955	$7,370,567
Shares issued in reinvestment of dividends and distributions	345,136	3,558,750
Shares reacquired	(1,448,674)	(15,480,016)

Net increase (decrease) in shares outstanding	(410,583)	$(4,550,699)

Target Asset Allocation Funds/Target Conservative Allocation Fund	65

Notes to Financial Statements

Cont’d.

Class M	Shares	Amount
Year ended July 31, 2007:
Shares sold	113,195	$1,197,385
Shares issued in reinvestment of dividends and distributions	9,071	96,359
Shares reacquired	(148,497)	(1,568,630)

Net increase (decrease) in shares outstanding before conversion	(26,231)	(274,886)
Shares reacquired upon conversion into Class A	(31,304)	(334,305)

Net increase (decrease) in shares outstanding	(57,535)	$(609,191)

Year ended July 31, 2006:
Shares sold	258,152	$2,726,013
Shares issued in reinvestment of dividends and distributions	20,522	211,271
Shares reacquired	(109,039)	(1,139,717)

Net increase (decrease) in shares outstanding before conversion	169,635	1,797,567
Shares reacquired upon conversion into Class A	(3,611)	(37,160)

Net increase (decrease) in shares outstanding	166,024	$1,760,407

Class R
Year ended July 31, 2007:
Shares sold	102,568	$1,091,897
Shares issued in reinvestment of dividends and distributions	32,644	348,127
Shares reacquired	(32,387)	(345,325)

Net increase (decrease) in shares outstanding	102,825	$1,094,699

Year ended July 31, 2006:
Shares sold	690,321	$7,571,883
Shares issued in reinvestment of dividends and distributions	52,998	547,840
Shares reacquired	(26,213)	(279,993)

Net increase (decrease) in shares outstanding	717,106	$7,839,730

Class X
Year ended July 31, 2007:
Shares sold	66,376	$711,109
Shares issued in reinvestment of dividends and distributions	8,204	87,135
Shares reacquired	(82,695)	(876,344)

Net increase (decrease) in shares outstanding before conversion	(8,115)	(78,100)
Shares reacquired upon conversion into Class A	(202)	(2,178)

Net increase (decrease) in shares outstanding	(8,317)	$(80,278)

Year ended July 31, 2006:
Shares sold	153,985	$1,623,695
Shares issued in reinvestment of dividends and distributions	19,219	197,936
Shares reacquired	(68,665)	(718,754)

Net increase (decrease) in shares outstanding before conversion	104,539	1,102,877
Shares reacquired upon conversion into Class A	(526)	(5,524)

Net increase (decrease) in shares outstanding	104,013	$1,097,353

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Class Z	Shares	Amount
Year ended July 31, 2007:
Shares sold	146,494	$1,573,140
Shares issued in reinvestment of dividends and distributions	19,291	205,601
Shares reacquired	(92,195)	(982,104)

Net increase (decrease) in shares outstanding	73,590	$796,637

Year ended July 31, 2006:
Shares sold	174,769	$1,932,823
Shares issued in reinvestment of dividends and distributions	48,039	497,034
Shares reacquired	(195,938)	(2,139,477)

Net increase (decrease) in shares outstanding	26,870	$290,380

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Companies”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA, which was renewed on October 27, 2006, provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Companies pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the SCA will be October 26, 2007. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

Portfolio	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at July 31, 2007
Target Conservative Allocation Fund	$3,850,000	5.74%	2	—

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006, the Securities and Exchange Commission delayed

Target Asset Allocation Funds/Target Conservative Allocation Fund	67

Notes to Financial Statements

Cont’d.

the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

JULY 31, 2007	ANNUAL REPORT

Target Asset Allocation Funds/ Target Conservative Allocation Fund

Financial Highlights

Class A
Year Ended July 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.33

Income (loss) from investment operations:
Net investment income	.25
Net realized and unrealized gains (loss) on investment transactions	.56

Total from investment operations	.81

Less Dividends and Distributions:
Dividends from net investment income	(.27)
Distributions from net realized gains on investments	(.21)

Total dividends and distributions	(.48)

Net asset value, end of year	$10.66

Total Return(a)	7.93%
Ratios/Supplemental Data:
Net assets, end of year (000)	$60,657
Average net assets (000)	$61,106
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.35%
Expenses, excluding distribution and service (12b-1) fees	1.10%
Net investment income	2.34%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	395%

(a)	These total returns do not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.
(c)	Calculated based upon the average shares outstanding during the year.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2006(c)	2005	2004	2003

$11.36	$10.51	$9.71	$8.81

.28	.18	.17	.24
(.05)	1.05	.82	.89

.23	1.23	.99	1.13

(.30)	(.21)	(.19)	(.23)
(.96)	(.17)	—	—

(1.26)	(.38)	(.19)	(.23)

$10.33	$11.36	$10.51	$9.71

2.20%	11.85%	10.18%	13.08%

$58,130	$46,743	$36,307	$27,364
$51,963	$42,639	$32,710	$22,847

1.41%	1.44%	1.42%	1.51%
1.16%	1.19%	1.17%	1.26%
2.57%	1.65%	1.67%	2.66%

481%	379%	160%	269%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	71

Financial Highlights

Cont’d.

Class B
Year Ended July 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.31

Income (loss) from investment operations:
Net investment income	.17
Net realized and unrealized gains (losses) on investment transactions	.56

Total from investment operations	.73

Less Dividends and Distributions:
Dividends from net investment income	(.19)
Distributions from net realized gains on investments	(.21)

Total dividends and distributions	(.40)

Net asset value, end of year	$10.64

Total Return(a)	7.12%
Ratios/Supplemental Data:
Net assets, end of year (000)	$78,305
Average net assets (000)	$87,224
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.10%
Net investment income	1.60%

(a)	These total returns do not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon the average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2006(b)	2005	2004	2003

$11.34	$10.49	$9.69	$8.79

.18	.10	.10	.18
(.03)	1.05	.81	.88

.15	1.15	.91	1.06

(.22)	(.13)	(.11)	(.16)
(.96)	(.17)	—	—

(1.18)	(.30)	(.11)	(.16)

$10.31	$11.34	$10.49	$9.69

1.40%	11.02%	9.40%	12.27%

$94,011	$116,378	$110,140	$90,029
$106,189	$114,342	$104,309	$78,562

2.16%	2.19%	2.17%	2.26%
1.16%	1.19%	1.17%	1.26%
1.68%	.89%	.93%	1.93%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	73

Financial Highlights

Cont’d.

Class C
Year Ended July 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.31

Income (loss) from investment operations:
Net investment income	.17
Net realized and unrealized gains (losses) on investment transactions	.56

Total from investment operations	.73

Less Dividends and Distributions:
Dividends from net investment income	(.19)
Distributions from net realized gains on investments	(.21)

Total dividends and distributions	(.40)

Net asset value, end of year	$10.64

Total Return(a)	7.12%
Ratios/Supplemental Data:
Net assets, end of year (000)	$32,800
Average net assets (000)	$34,907
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.10%
Net investment income	1.60%

(a)	These total returns do not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon the average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2006(b)	2005	2004	2003

$11.34	$10.49	$9.69	$8.79

.20	.10	.10	.17
(.05)	1.05	.81	.89

.15	1.15	.91	1.06

(.22)	(.13)	(.11)	(.16)
(.96)	(.17)	—	—

(1.18)	(.30)	(.11)	(.16)

$10.31	$11.34	$10.49	$9.69

1.40%	11.02%	9.40%	12.27%

$35,591	$43,787	$43,375	$37,429
$39,175	$43,819	$41,938	$31,449

2.16%	2.19%	2.17%	2.26%
1.16%	1.19%	1.17%	1.26%
1.83%	.89%	.94%	1.91%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	75

Financial Highlights

Cont’d.

	Class M
	Year Ended July 31, 2007	Year Ended July 31, 2006(d)	October 4, 2004(a) Through July 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.31	$11.34	$10.81

Income (loss) from investment operations:
Net investment income	.17	.19	.14
Net realized and unrealized gains (losses) on investment transactions	.56	(.04)	.69

Total from investment operations	.73	.15	.83

Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.22)	(.13)
Distributions from net realized gains on investments	(.21)	(.96)	(.17)

Total dividends and distributions	(.40)	(1.18)	(.30)

Net asset value, end of period	$10.64	$10.31	$11.34

Total Return(b)	7.12%	1.41%	7.80%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,936	$3,439	$1,900
Average net assets (000)	$3,219	$2,579	$1,115
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.10%	2.16%	2.19	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.10%	1.16%	1.19	%(c)
Net investment income	1.60%	1.84%	1.25	%(c)

(a)	Commencement of offering new share class.
(b)	These total returns do not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Annualized.
(d)	Calculated based upon the average shares outstanding during the period.

See Notes to Financial Statements.

76	Visit our website at www.prudential.com

	Class R
	Year Ended July 31, 2007	Year Ended July 31, 2006(e)	October 4, 2004(a) Through July 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.34	$11.37	$10.84

Income (loss) from investment operations:
Net investment income	.23	.25	.16
Net realized and unrealized gains (losses) on investment transactions	.55	(.05)	.72

Total from investment operations	.78	.20	.88

Less Dividends and Distributions:
Dividends from net investment income	(.24)	(.27)	(.18)
Distributions from net realized gains on investments	(.21)	(.96)	(.17)

Total dividends and distributions	(.45)	(1.23)	(.35)

Net asset value, end of period	$10.67	$10.34	$11.37

Total Return(b)	7.64%	1.93%	8.25%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,751	$7,419	$3
Average net assets (000)	$8,273	$4,498	$3
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.60%	1.66%	1.69	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.10%	1.16%	1.19	%(c)
Net investment income	2.09%	2.31%	1.77	%(c)

(a)	Commencement of offering new share class.
(b)	These total returns do not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Annualized.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily assets of the Class R shares.
(e)	Calculated based upon the average shares outstanding during the period.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	77

Financial Highlights

Cont’d.

	Class X
	Year Ended July 31, 2007	Year Ended July 31, 2006(d)	October 4, 2004(a) Through July 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.31	$11.33	$10.81

Income (loss) from investment operations:
Net investment income	.17	.19	.15
Net realized and unrealized gains (losses) on investment transactions	.55	(.03)	.67

Total from investment operations	.72	.16	.82

Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.22)	(.13)
Distributions from net realized gains on investments	(.21)	(.96)	(.17)

Total dividends and distributions	(.40)	(1.18)	(.30)

Net asset value, end of period	$10.63	$10.31	$11.33

Total Return(b)	7.13%	1.41%	7.71%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,601	$2,607	$1,688
Average net assets (000)	$2,463	$1,892	$853
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.10%	2.16%	2.19	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.10%	1.16%	1.19	%(c)
Net investment income	1.60%	1.86%	1.31	%(c)

(a)	Commencement of offering new share class.
(b)	These total returns do not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Annualized.
(d)	Calculated based upon the average shares outstanding during the period.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

Cont’d.

Class Z
Year Ended July 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.34

Income (loss) from investment operations:
Net investment income	.28
Net realized and unrealized gains (losses) on investments transactions	.56

Total from investment operations	.84

Less Dividends and Distributions:
Dividends from net investment income	(.30)
Distributions from net realized gains on investments	(.21)

Total dividends and distributions	(.51)

Net asset value, end of year	$10.67

Total Return(a)	8.20%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,397
Average net assets (000)	$4,521
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.10%
Expenses, excluding distribution and service (12b-1) fees	1.10%
Net investment income	2.59%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon the average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z
Year Ended July 31,
2006(b)	2005	2004	2003

$11.37	$10.52	$9.72	$8.81

.30	.21	.20	.26
(.04)	1.05	.81	.90

.26	1.26	1.01	1.16

(.33)	(.24)	(.21)	(.25)
(.96)	(.17)	—	—

(1.29)	(.41)	(.21)	(.25)

$10.34	$11.37	$10.52	$9.72

2.47%	12.10%	10.44%	13.45%

$4,471	$4,611	$5,267	$3,714
$4,587	$4,731	$4,712	$3,139

1.16%	1.19%	1.17%	1.26%
1.16%	1.19%	1.17%	1.26%
2.83%	2.02%	1.93%	2.90%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Conservative Allocation Fund	81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Target Asset Allocation Funds —Target Conservative Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Target Asset Allocation Funds—Target Conservative Allocation Fund (the “Fund”), including the portfolio of investments as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended July 31, 2004, were audited by another independent registered public accounting firm, whose report dated September 29, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Target Asset Allocation Funds—Target Conservative Allocation Fund as of July 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 27, 2007

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (July 31, 2007) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended July 31, 2007, the Fund paid dividends taxable as ordinary income of $0.28878 for Class A shares, $0.20659 for Class B, C, M and X shares respectively, $0.2614 for Class R shares and $0.31637 for Class Z shares. The Fund also paid long-term capital gains of $0.1935 per share to Class A, B, C, M, R, X and Z shares.

As required by the Internal Revenue Code, the following percentages of ordinary income dividends paid for the year ended July 31, 2007 have been designated as 1) Qualified for the reduced tax rate (QDI) under The Job and Growth Tax Relief Reconciliation Act of 2003 2) dividends received deduction (DRD) eligible for corporate shareholders 3) qualified interest income (QII) dividends under The American Job Creation Act of 2004 and 4) qualified short-term gain (QSTG) dividends under The American Job Creation Act of 2004:

	QDI	DRD	QII	QSTG
Target Conservative Allocation Fund	26.80%	26.46%	82.48%	19.92%

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 35.84% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends received by you in calendar year 2007.

Target Asset Allocation Funds/Target Conservative Allocation Fund	83

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Target Asset Allocation Funds (Target Conservative Allocation Fund) the “Fund” is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (55), Trustee since 2005(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Trustee since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Trustee since 1999(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Trustee since 1998(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Trustee since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001); Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Trustee since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (64), Trustee since 1999(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Trustee since 1999(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (59), President since 2003 and Trustee since 2000(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Trustee since 1999(3) Oversees 141 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Target Asset Allocation Funds/Target Conservative Allocation Fund	85

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007)

Valerie M. Simpson (48), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since 2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds. The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Trustees, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustees and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Trustees is included in the Statement of Additional Information which is available without charge, upon request; by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Target Asset Allocation Funds/Target Conservative Allocation Fund	87

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Target Asset Allocation Funds oversees the management of the Target Conservative Allocation Fund (the “Fund”), and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three- and five-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadviser, each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers; as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Performance of Target Conservative Allocation Fund

The Board received and considered information about the Fund’s historical performance. The Board noted that the Fund’s gross performance against its Peer Universe (the Lipper Retail and Institutional Mixed-Asset Target Allocation

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Conservative Funds Performance Universe) was in the first quartile for the three- and five-year periods, and that it was in the second quartile for the one-year period. The Board also noted that the Fund outperformed its benchmark for the three- and five-year periods, though it underperformed against its benchmark for the one-year period. The Board concluded that, in light of the Fund’s good long-term performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s contractual management fee ranked in the second quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when

Target Asset Allocation Funds/Target Conservative Allocation Fund

Approval of Advisory Agreements (continued)

(and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds. After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/07
	One Year	Five Years	Since Inception
Class A	1.99%	7.75%	5.32%
Class B	2.12	8.03	5.22
Class C	6.12	8.17	5.22
Class M	1.12	N/A	4.48
Class R	7.64	N/A	6.29
Class X	1.13	N/A	4.45
Class Z	8.20	9.26	6.27

Average Annual Total Returns (Without Sales Charges) as of 7/31/07
	One Year	Five Years	Since Inception
Class A	7.93%	8.98%	6.00%
Class B	7.12	8.17	5.22
Class C	7.12	8.17	5.22
Class M	7.12	N/A	5.75
Class R	7.64	N/A	6.29
Class X	7.13	N/A	5.72
Class Z	8.20	9.26	6.27

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800)225-1852. Maximum sales charge is 5.50%. Gross operating expenses: Class A,

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1.40%; Class B, 2.10%; Class C, 2.10%; Class M, 2.10%; Class R, 1.85%; Class X, 2.10%; Class Z, 1.10%. Net operating expenses apply to: Class A, 1.35%; Class B, 2.10%; Class C, 2.10%; Class M, 2.10%; Class R, 1.60%; Class X, 2.10%; Class Z, 1.10%, after contractual reduction through 11/30/2008.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, C, and Z, 11/18/98; Class M, R, and X, 10/04/04.

The graph compares a $10,000 investment in the Target Conservative Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Customized Benchmark for the Target Conservative Allocation Fund (the Customized Blend) by portraying the initial account values at the commencement of operations for Class A shares (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2007) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Customized Benchmark for Target Conservative Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000 Index (40%) and the Lehman Brothers U.S. Aggregate Bond Index (60%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year, a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year, a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. Class R and Z shares are not subject to a sales charge. Class Z Shares are not subject to a 12b-1 fee. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Target Asset Allocation Funds/Target Conservative Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudential.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Acting Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Goldman Sachs Asset Management	32 Old Slip 23rd Floor New York, NY 10005

	Hotchkis and Wiley Capital Management LLC	725 South Figueroa Street Suite 3900 Los Angeles, CA 90017

	J.P. Morgan Asset Management	522 Fifth Avenue New York, NY 10036

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	NFJ Investment Group L.P.	2100 Ross Avenue Suite 1840 Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	P.O. Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Target Conservative Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PCGAX	PBCFX	PCCFX	N/A	PCLRX	N/A	PDCZX
CUSIP	87612A104	87612A203	87612A302	87612A609	87612A401	87612A708	87612A500

MFSP504E    IFS-A138307    Ed. 09/2007

JULY 31, 2007	ANNUAL REPORT

Target

Moderate Allocation Fund

OBJECTIVE

Seeks capital appreciation and a reasonable level of current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Target Funds, Prudential, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

September 14, 2007

Dear Shareholder:

On the following pages, you’ll find your annual report for the Target Moderate Allocation Fund.

Target Asset Allocation Funds are managed by institutional-quality asset managers selected, matched, and monitored by a research team from Prudential Investments LLC. Portions of the Funds’ assets are assigned to carefully chosen asset managers, with the allocations actively managed on the basis of our projections for the financial markets and the managers’ individual strengths.

We believe our Target Moderate Allocation Fund will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase. We appreciate your continued confidence in us.

Sincerely,

Judy A. Rice, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Moderate Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.23%; Class B, 1.93%; Class C, 1.93%; Class M, 1.93%; Class R, 1.68%; Class X, 1.93%; Class Z, 0.93%. Net operating expenses apply to: Class A, 1.18%; Class B, 1.93%; Class C, 1.93%; Class M, 1.93%; Class R, 1.43%; Class X, 1.93%; Class Z, 0.93%, after contractual reduction through 11/30/2008.

Cumulative Total Returns as of 7/31/07
	One Year	Five Years	Since Inception[1]
Class A	13.03%	75.99%	77.65%
Class B	12.27	69.77	66.26
Class C	12.27	69.77	66.26
Class M	12.21	N/A	30.41
Class R	12.75	N/A	32.31
Class X	12.19	N/A	30.59
Class Z	13.30	78.17	81.45
S&P 500 Index[2]	16.13	74.72	**
Customized Blend[3]	13.36	66.81	***
Lipper Mixed-Asset Target Allocation Growth Funds Avg.[4]	13.18	61.84	****

Average Annual Total Returns[5] as of 6/30/07
	One Year	Five Years	Since Inception[1]
Class A	8.59%	9.41%	6.39%
Class B	9.00	9.68	6.27
Class C	13.00	9.82	6.27
Class M	8.13	N/A	9.63
Class R	14.64	N/A	11.43
Class X	8.01	N/A	9.68
Class Z	15.17	10.92	7.36
S&P 500 Index[2]	20.57	10.70	**
Customized Blend[3]	15.93	10.02	***
Lipper Mixed-Asset Target Allocation Growth Funds Avg.[4]	15.86	9.16	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns

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performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class M and Class X shares are subject to a maximum CDSC of 6%. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, B, C, and Z 11/18/98; Class M, R, and X, 10/04/04.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Customized Benchmark for Target Moderate Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000® Index (52%), MSCI EAFE (13%), and the Lehman Brothers U.S. Aggregate Bond Index (35%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than based on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

4The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Equity Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Mixed-Asset Funds are funds that, by portfolio practice, maintain a mix of between 60% and 80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase (eight years in the case of shares purchased prior to August 19, 1998), Class X shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

**S&P 500 Index Closest Month-End to Inception cumulative total returns as of 7/31/07 are 43.46% for Classes A, B, C, and Z; and 37.51% for Classes M, R, and X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 6/30/07 are 4.68% for Classes A, B, C, and Z; and 13.57% for Classes M, R, and X.

***Customized Blend Closest Month-End to Inception cumulative total returns as of 7/31/07 are 63.92% for Classes A, B, C, and Z; and 33.35% for Classes M, R, and X. Customized Blend Closest Month-End to Inception average annual total returns as of 6/30/07 are 6.13% for Classes A, B, C, and Z; and 11.72% for Classes M, R, and X.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 7/31/07 are 57.63% for Classes A, B, C, and Z; and 31.87% for Classes M, R, and X. Lipper Average Closest Month-End to Inception average annual total returns as of 6/30/07 are 5.54% for Classes A, B, C, and Z; and 11.31% for Classes M, R, and X.

Target Asset Allocation Funds/Target Moderate Allocation Fund	3

Your Fund’s Performance (continued)

Fund objective

The investment objective of the Target Moderate Allocation Fund is capital appreciation and a reasonable level of current income. There can be no assurance that the Fund will achieve its investment objective.

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2007, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Moderate Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that net dividends returns reflect the impact of the maximum withholding taxes on reinvested dividends, while the gross dividends version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

Target Asset Allocation Funds/Target Moderate Allocation Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Target Moderate Allocation Fund’s performance is compared to a customized benchmark composed of broad indexes for domestic and international stocks and domestic bonds in a 52%/13%/35% asset allocation considered appropriate for a moderate balance of risk and return potential. The Fund’s Class A shares returned 13.03% for the fiscal year ended July 31, 2007, trailing the 13.36% return of the customized benchmark and the 13.18% of the Lipper Mixed-Asset Target Allocation Growth Funds Average.

Describe the market environment for U.S. stocks.

The domestic stock market performed well for much of the 12-month reporting period. As the period began, the Federal Reserve (the Fed) ended a string of 17 consecutive increases in short-term interest rates as a cooling housing market slowed economic growth in the United States. This contributed to a domestic stock rally that continued into 2007, supported by generally strong corporate earnings and relatively low interest rates and inflation. In this attractive interest-rate environment, corporate merger and acquisition activity reached record levels, lifting stock prices. Share prices also benefited because some corporations increased their dividends, while other firms bought back their shares from the marketplace.

The equity market advanced steadily until February when China’s Shanghai Composite Index dropped 8.8% overnight, sparking a global stock sell-off. Strong global economic growth and corporate takeovers helped stocks recover and markets reached record highs. But by June, it became clear that the impact of the housing market slump was more widespread then originally thought. Hedge funds in the United States and abroad collapsed after dramatic declines in the value of debt securities backed by subprime mortgages (home loans made to borrowers with poor credit histories) that have experienced soaring delinquencies and foreclosures. Rating agencies downgraded these bonds. Amid growing concern about risky debt securities in general, some investment banks had to postpone issuing high yield corporate “junk” bonds whose proceeds were intended to help finance corporate takeovers via leveraged buyout (LBO) deals. Consequently, LBO activity slowed, putting further pressure on equity prices because fewer companies were viewed as potential takeover targets.

Growth stocks performed better than value stocks in small and large capitalization ranges. Deteriorating conditions in the subprime mortgage market hurt the financial services sector, while the information technology sector benefited from strong sales overseas. The resulting rotation from financials to information technology helped growth stocks outperform, as the former is more heavily weighted in value and the latter in growth. Large-cap stocks benefited from investors’ renewed focus on companies most likely to grow their earnings and changes in the interest rate

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environment. When earnings growth slows, large companies with greater overseas exposure and less interest-rate sensitivity tend to outperform small companies. For the period, large caps outperformed small caps.

Describe the market environment for international stocks.

International stocks, benefiting from healthy economies, merger and acquisition activity, and strong earnings growth, performed well, and the MSCI EAFE ND Index, representing the broad international equity market of developed countries excluding the United States and Canada, returned more than 20% in U.S. dollar terms. A portion of the gains were attributable to the weakness of the U.S. dollar, which declined in value versus most major currencies, pressured by rising trade deficits and slowing economic growth. In July 2007, the U.S. dollar fell to a then record low against the euro and a 26-year low against the British pound.

Nordic and European markets were among the best performing within the MSCI EAFE ND Index, while Japan was the weakest. The economies of Nordic countries Sweden, Norway, Denmark, and Finland, prospering under strong consumer demand, robust exports, and labor market overhauls, have expanded rapidly. European countries, including Germany, benefited from corporate restructuring and strong exports. Japan lagged, in part due to high stock valuations and a weaker profit outlook along with only limited participation in the merger and acquisition boom that lifted U.S. and European stocks. Emerging markets stocks, particularly China, India, and Brazil, outperformed the MSCI EAFE ND Index, despite a global stock sell-off in February that originated in China.

Describe the market environment for U.S. fixed income securities.

Major sectors of the U.S. fixed income market posted modest, positive total returns for the reporting period. Expectations that the Fed would soon try to stimulate economic growth by lowering short-term rates periodically exerted downward pressure on U.S. Treasury yields, which boost their prices, as bond prices move in the opposite direction of yields. Generally strong corporate earnings were among the key factors that supported investment-grade corporate bonds, while high yield corporate bonds benefited from a continued low junk bond default rate.

As with equities, however, some bonds performed poorly late in the reporting period. Prices of high yield corporate bonds, and to a lesser extent, investment-grade corporate bonds declined in June and July. The flood of newly issued bonds linked to corporate takeover activity overwhelmed demand as increasingly risk-averse investors balked at purchasing these low-quality debt securities. Meanwhile, concerns about higher inflation worldwide and a tight labor market in the United States dashed hopes for a Fed rate cut. These developments caused a sell-off that pushed the yield on the 10-year U.S. Treasury note above the 5% threshold in early June for the first time in almost a

Target Asset Allocation Funds/Target Moderate Allocation Fund	7

Strategy and Performance Overview (continued)

year. Later on, Treasury yields headed lower again as investors fled to these high-quality bonds, in the wake of worsening subprime and corporate market conditions.

How is the Fund managed?

The Fund is one of three Target Asset Allocation Funds. Institutional investment managers are subadvisors for these funds, with one or more managing each asset class. We monitor changes in personnel, practices, and performance at the various asset management companies. Managers may be changed or added to a fund if we think it will improve performance.

The Fund’s strategic (long-term) asset allocation strategy is based on research into the historical and expected returns of various asset classes and their associated risks. We analyze worldwide economic and market factors to arrive at an outlook that in turn guides our decisions about the Fund’s equity and fixed income allocation. We analyze the investment strategies of different asset managers and how they have performed in various economic and market environments. The Fund is then diversified across a mix of asset classes with proven money managers managing a sleeve, or portion of the portfolio, in their field of expertise.

We make dynamic (medium-term) asset allocation adjustments based on our view of the macroeconomic environment, the capital markets, and the investment strengths of the various asset managers. Our asset allocation team draws upon its own research into current market conditions, Wall Street research, and the asset manager’s insights.

Analysis of the Fund’s performance relative to its benchmark can be broken into two components:

•	Asset allocation decisions relative to the Fund’s overall benchmark

•	Asset managers’ performance relative to their asset class benchmark

How did the asset allocation affect the Fund’s relative performance?

Active asset allocation contributed positively to the Fund’s performance. An overweight allocation to large-cap stocks relative to small-cap stocks enhanced the Fund’s returns. During the first five months of the period, the manager favored shares of smaller companies, but began to shift toward larger caps coming into 2007. The Russell 1000® Index, a measure of large-cap stock performance, returned 16.45%, easily beating the 12.12% return of the Russell 2000® Index, a proxy for small-cap stocks. The allocation to international also enhanced returns, as these stocks easily outperformed the U.S. stock market. Finally, the overweight to equities relative to bonds had a positive impact as both domestic and international stocks easily outperformed the U.S. bond market.

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Which decisions made by asset managers had a significant impact on the Fund’s relative performance?

Of the asset managers, Thornburg Investment Management and LSV Asset Management did a good job of managing the Fund’s international holdings. The top contributor to performance was Thornburg’s international portion, which beat the MSCI EAFE ND Index by a wide margin due to country allocation and stock selection. Its holdings in the stocks of companies in Canada, China, and Mexico, all top performing countries not represented in the MSCI EAFE ND Index, helped performance. An underweight to Japan, which is included in the MSCI EAFE ND Index, but where stock market performance struggled, was beneficial. Stock selection within the Japanese market, as well as in the United Kingdom, also aided the Fund’s returns. LSV’s international sleeve also beat the MSCI EAFE ND Index, primarily due to holdings in the industrials and consumer discretionary sectors. From the perspective of country allocation, the Fund benefited most from its exposure to stocks in Australia, France, Hong Kong, and Germany.

The Fund was hurt by two of its components. Although large-cap growth stocks gained solidly, the large-cap growth portion managed by Goldman Sachs Asset Management detracted from Fund performance. This was due primarily to stock-specific factors, particularly in the consumer cyclical, technology, and financial services sectors. The manager’s investment strategies also hindered performance. For example, its preference for high beta stocks (shares that are more volatile than the market) hurt when the market sold off during the last two months of the reporting period.

The fixed income portion, managed by Pacific Investment Management Company (PIMCO), also detracted from the Fund’s performance. The component’s duration—a measure of its sensitivity to changes in market interest rates—was longer than the duration of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index. This was due to PIMCO’s expectation that the Fed would soon cut short-term rates. However, monetary policy remained unchanged, and there were times when bond yields moved higher (and prices declined). PIMCO maintained the longer duration throughout the reporting period, which meant the Fund was more susceptible to swings in bond prices. Although this investment strategy sometimes proved beneficial, on the whole, it had a negative impact on the Fund.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Target Asset Allocation Funds/Target Moderate Allocation Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2007, at the beginning of the period, and held through the six-month period ended July 31, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Target Asset Allocation Funds, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on

10	Visit our website at www.prudential.com

the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Moderate Allocation Fund		Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,025.90	1.09%	$5.48
	Hypothetical	$1,000.00	$1,019.39	1.09%	$5.46

Class B	Actual	$1,000.00	$1,022.10	1.84%	$9.23
	Hypothetical	$1,000.00	$1,015.67	1.84%	$9.20

Class C	Actual	$1,000.00	$1,022.10	1.84%	$9.23
	Hypothetical	$1,000.00	$1,015.67	1.84%	$9.20

Class M	Actual	$1,000.00	$1,022.10	1.84%	$9.23
	Hypothetical	$1,000.00	$1,015.67	1.84%	$9.20

Class R	Actual	$1,000.00	$1,024.60	1.34%	$6.73
	Hypothetical	$1,000.00	$1,018.15	1.34%	$6.71

Class X	Actual	$1,000.00	$1,022.10	1.84%	$9.23
	Hypothetical	$1,000.00	$1,015.67	1.84%	$9.20

Class Z	Actual	$1,000.00	$1,027.20	0.84%	$4.22
	Hypothetical	$1,000.00	$1,020.63	0.84%	$4.21

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2007, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Target Asset Allocation Funds/Target Moderate Allocation Fund	11

Portfolio of Investments

as of July 31, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 93.4%
COMMON STOCKS 67.6%

Advertising 0.1%
12,500	JC Decaux SA (France)	$388,007
6,570	Marchex, Inc. (Class B Stock)	88,564

		476,571

Aerospace 1.4%
750	Alliant Techsystems, Inc.*	74,332
2,810	BE Aerospace, Inc.*	113,974
23,383	Boeing Co. (The)	2,418,504
530	DRS Technologies, Inc.	27,751
14,000	Empresa Brasileira de Aeronautica SA, ADR (Brazil)	605,220
19,134	Lockheed Martin Corp.	1,884,316
3,875	Moog, Inc. (Class A Stock)*	165,927
13,200	Raytheon Co.	730,752
6,900	United Technologies Corp.	503,493

		6,524,269

Aerospace & Defense 1.1%
2,600	AAR Corp.*	77,558
23,148	General Dynamics Corp.	1,818,507
1,500	Goodrich Corp.	94,365
4,640	HEICO Corp.	186,342
100	Honeywell International, Inc.	5,751
37,600	Northrop Grumman Corp.	2,861,360
1,300	Teledyne Technologies, Inc.*	57,681
4,800	Thales SA (France)	274,603

		5,376,167

Airlines 0.2%
75,500	Air New Zealand Ltd. (New Zealand)	152,674
4,820	Allegiant Travel Co.*	141,660
200	Copa Holdings SA (Class A Stock) (Panama)	10,982
105,000	Qantas Airways Ltd. (Australia)	509,512
23,300	Singapore Airlines Ltd. (Singapore)*	294,418

		1,109,246

Apparel Manufacturers
492	Columbia Sportswear Co.	30,848

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	13

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)
COMMON STOCKS (continued)

Auto Parts & Related 0.1%
3,100	Compagnie Generale des Establissements Michelin (Class B Stock) (France)	$409,292

Auto/Trucks Parts & Equipment
6,700	Nifco, Inc. (Japan)	157,467

Automobiles 1.4%
2,100	DaimlerChrysler AG (Germany)	190,203
43,000	Fuji Heavy Industries Ltd. (Japan)	201,379
22,000	General Motors Corp.	712,800
4,900	Harley-Davidson, Inc.	280,868
14,600	Honda Motor Co. Ltd. (Japan)	530,118
35,900	Nissan Motor Co. Ltd. (Japan)	388,027
4,600	PSA Peugeot Citroen SA (France)	387,020
2,100	Renault SA (France)	303,495
18,900	Toyota Motor Corp. (Japan)	1,148,981
13,882	Toyota Motor Corp., ADR (Japan)	1,674,586
3,000	Valeo SA (France)	153,810
2,200	Volkswagen AG (Germany)	396,648
11,700	Volvo AB (Class B Stock) (Sweden)	215,088
1,100	Winnebago Industries, Inc.	29,678

		6,612,701

Automotive Components 0.3%
5,400	Johnson Controls, Inc.	611,010
3,100	Magna International, Inc. (Class A Stock) (Canada)	271,901
9,100	Paccar, Inc.	744,562

		1,627,473

Automotive Parts 0.1%
4,340	Amerigon, Inc.*	69,744
300	Georg Fischer AG (Switzerland)*	245,146
37,300	GKN PLC (United Kingdom)	289,663

		604,553

Beverages 0.8%
9,000	Anheuser-Busch Cos., Inc.	438,930
6,900	Asahi Breweries Ltd. (Japan)	98,225
2,200	Carlsberg A/S (Class B Stock) (Denmark)	282,235
15,800	Coca-Cola Co. (The)	823,338

See Notes to Financial Statements.

14	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Beverages (cont’d.)
33,931	Heinekin NV, ADR (Netherlands)	$1,083,597
500	Molson Coors Brewing Co. (Class B Stock)	44,470
2,200	PepsiCo, Inc.	144,364
31,328	SABMiller PLC (United Kingdom)	803,463

		3,718,622

Biotechnology 0.7%
17,500	Amgen, Inc.*	940,450
2,300	Biogen Idec, Inc.*	130,042
25,595	Genentech, Inc.*	1,903,756
2,000	Genzyme Corp.*	126,140
1,990	Integra LifeSciences Holdings Corp.*	98,804
9,300	Millennium Pharmaceuticals, Inc.*	93,837

		3,293,029

Broadcasting 0.1%
2,400	Liberty Media Corp., Capital (Class A Stock)*	274,680

Building Materials 0.2%
500	Ciments Francais SA (France)	113,645
109,828	Kingfisher PLC (United Kingdom)	471,138
61,000	Kurabo Industries Ltd. (Japan)	165,634

		750,417

Building Products 0.1%
1,585	Lennox International, Inc.	60,706
11,000	Masco Corp.	299,310

		360,016

Business Services 0.2%
1,300	Administaff, Inc.	42,510
5,970	Barrett Business Services, Inc.	150,683
7,600	Manpower, Inc.	600,780

		793,973

Capital Goods
3,100	Harsco Corp.	163,246

Capital Markets
7,047	Raymond James Financial, Inc.	216,131

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	15

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Chemicals 1.8%
9,191	Air Products & Chemicals, Inc.	$793,827
650	Airgas, Inc.	30,355
80	Arkema (France)*	5,171
28,000	Asahi Kasei Corp. (Japan)	200,038
11,541	BASF AG (Germany)	1,492,678
4,000	Celanese Corp. (Class A Stock)	150,000
2,300	Ciba Specialty Chemicals Holding, Inc. (Switzerland)	139,813
380	Cytec Industries, Inc.	25,456
45,300	Denki Kagaku Kogyo Kabushiki Kiasha (Japan)	225,371
32,000	Dow Chemical Co.	1,391,360
13,000	Eastman Chemical Co.	894,660
400	FMC Corp.	35,652
525	Givaudan SA (Switzerland)	491,348
34,900	Mitsubishi Chemical Holdings Corp. (Japan)	317,234
4,700	PPG Industries, Inc.	358,469
17,694	Praxair, Inc.	1,355,714
10,900	Rohm & Haas Co.	616,068
2,950	Valspar Corp.	81,390

		8,604,604

Clothing & Apparel 0.1%
6,430	Iconix Brand Group, Inc.*	127,186
800	NIKE, Inc. (Class B Stock)	45,160
3,000	Phillips-Van Heusen Corp.	156,180
1,980	Volcom, Inc.*	70,250

		398,776

Commercial Banks 2.1%
11,900	Alliance & Leicester PLC (United Kingdom)	248,390
12,200	Allied Irish Banks PLC (Ireland)	316,730
74,259	Bank of America Corp.	3,521,362
11,320	Bank of New York Mellon Corp. (The)	481,666
41,200	Barclays PLC (United Kingdom)	578,699
6,300	Comerica, Inc.	331,758
4,100	Deutsche Bank AG (Germany)	555,354
135,700	Lloyds TSB Group PLC (United Kingdom)	1,526,437
615	MB Financial, Inc.	19,606
10,500	Regions Financial Corp.	315,735
4,000	UnionBanCal Corp.	221,040
41,500	Wachovia Corp.	1,959,215

		10,075,992

See Notes to Financial Statements.

16	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Commercial Services 0.7%
22,800	Accenture Ltd. (Class A Stock) (Bermuda)	$960,564
1,400	Deluxe Corp.	52,864
2,700	First Service Corp. (Canada)*	88,344
1,300	Gartner, Inc.*	27,209
700	Healthcare Services Group, Inc.	19,404
3,290	HMS Holdings Corp.*	62,609
3,500	ITT Educational Services, Inc.*	369,810
1,400	LHC Group, Inc.*	33,908
500	McKesson Corp.	28,880
19,154	Moody’s Corp.	1,030,485
5,540	Rollins, Inc.	131,852
1,000	Sotheby`s	42,750
2,630	Steiner Leisure Ltd.*	110,065
2,640	Team, Inc.*	124,106
15,000	Toppan Printing Co. Ltd. (Japan)	162,503
5,200	TUI AG (Germany)*	146,913
747	Waste Connections, Inc.*	23,157

		3,415,423

Communication Equipment
1,875	Arris Group, Inc.*	27,788
900	CommScope, Inc.*	48,987
5,900	Nuance Communications, Inc.*	97,232

		174,007

Computer Hardware 1.2%
26,121	Apple, Inc.*	3,441,703
10,500	Dell, Inc.*	293,685
52,800	EMC Corp.*	977,328
6,900	International Business Machines Corp.	763,485
1,750	Synaptics, Inc.*	61,460
8,100	Synopsys, Inc.*	198,126
1,550	Western Digital Corp.*	33,092

		5,768,879

Computer Networking
2,860	Atheros Communications, Inc.*	79,737

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	17

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Computer Services & Software 0.2%
4,440	Advent Software, Inc.*	$168,853
800	Affiliated Computer Services, Inc. (Class A Stock)*	42,928
525	Blackbaud, Inc.	10,994
5,840	Concur Technologies, Inc.*	139,343
3,500	Global Payments, Inc.	130,900
415	Micros Systems, Inc.*	22,111
2,900	The9 Ltd., ADR (China)*	142,100
3,570	THQ, Inc.*	102,673

		759,902

Computers 0.1%
9,000	Lexmark International, Inc. (Class A Stock)*	355,860

Computers & Peripherals 0.4%
39,556	Hewlett-Packard Co.	1,820,763
19,700	Sun Microsystems, Inc.*	100,470

		1,921,233

Conglomerates 0.1%
38,300	Marubeni Corp. (Japan)	367,248
800	Textron, Inc.	90,312

		457,560

Construction 0.1%
59,700	CSR Ltd. (Australia)	168,392
1,480	Granite Construction, Inc.	96,185
1,400	KB Home	44,534
20,800	Taylor Woodrow PLC (United Kingdom)	137,028
9,400	Toll Brothers, Inc.*	206,142

		652,281

Consumer & Service
3,200	Interserve PLC (United Kingdom)	29,086

Consumer Finance
2,168	Cash America International, Inc.	79,392
1,375	First Cash Financial Services, Inc.*	29,962
985	McGrath Rentcorp	29,471
400	SLM Corp.	19,668

		158,493

See Notes to Financial Statements.

18	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Consumer Products 0.1%
1,300	American Greetings Corp. (Class A Stock)	$32,149
9,500	Electrolux AB (Class B Stock) (Sweden)	237,564
2,850	Husqvarna AB (Class A Stock) (Sweden)	38,862

		308,575

Consumer Products & Services 0.7%
2,800	Avon Products, Inc.	100,828
2,680	Bare Escentuals, Inc.*	75,603
2,350	Central Garden & Pet Co.*	29,563
5,700	Colgate-Palmolive Co.	376,200
55,000	Pacific Brands Ltd. (Australia)	167,326
28,000	Procter & Gamble Co.	1,732,080
14,000	Reckitt Benckiser PLC (United Kingdom)	749,088

		3,230,688

Cosmetics & Toiletries 0.1%
29,000	Shiseido Co. Ltd. (Japan)	618,437

Distribution/Wholesale 0.1%
3,610	Houston Wire & Cable Co.	93,029
2,460	LKQ Corp.*	69,938
1,000	Owens & Minor, Inc.	38,450
10,500	Sumitomo Corp. (Japan)	203,353
2,900	W.W. Grainger, Inc.	253,344

		658,114

Distributors
670	WESCO International, Inc.*	35,879

Diversified Consumer Services
675	Regis Corp.	23,531

Diversified Financial Services 1.4%
425	Affiliated Managers Group, Inc.*	48,025
64,900	Citigroup, Inc.	3,022,393
2,400	E*Trade Financial Corp.*	44,448
900	Financial Federal Corp.	25,515
33,300	JPMorgan Chase & Co.	1,465,533
7,760	KKR Financial Holdings LLC	160,942

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	19

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Diversified Financial Services (cont’d.)
27,332	Lehman Brothers Holdings, Inc.	$1,694,584
10,300	Nomura Holdings, Inc. (Japan)	195,508

		6,656,948

Diversified Manufacturing Operations 0.1%
873	Ceradyne, Inc.*	65,152
2,200	Eaton Corp.	213,796
1,600	Ingersoll-Rand Co. Ltd. (Class A Stock) (Bermuda)	80,512

		359,460

Diversified Operations 0.2%
65,000	Citic Pacific Ltd. (Hong Kong)	334,061
7,257	LVMH Moet Hennessy Louis Vuitton SA (France)	811,028

		1,145,089

Diversified Telecommunication Services 1.7%
126,192	AT&T, Inc.	4,941,679
23,500	Royal KPN NV (Netherlands)	363,595
67,200	Verizon Communications, Inc.	2,864,064

		8,169,338

Education
4,070	DeVry, Inc.	131,868

Electric 0.2%
4,300	Dominion Resources, Inc.	362,146
5,600	NRG Energy, Inc.*	215,880
21,559	Reliant Energy, Inc.*	553,635

		1,131,661

Electric Utilities 0.7%
700	Entergy Corp.	69,972
15,000	Exelon Corp.	1,052,250
8,800	FirstEnergy Corp.	534,600
26,779	Fortum Oyj (Finland)	863,896
9,400	FPL Group, Inc.	542,662
15,600	Sierra Pacific Resources	247,884
845	Westar Energy, Inc.	19,452

		3,330,716

See Notes to Financial Statements.

20	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Electrical Equipment
800	General Cable Corp.*	$63,600

Electronic Components 0.9%
11,400	Alpine Electronics, Inc. (Japan)	177,944
12,100	Alps Electric Co. Ltd. (Japan)	119,929
8,700	Avnet, Inc.*	329,556
6,900	Energizer Holdings, Inc.*	696,210
8,400	Fanuc Ltd. (Japan)	909,240
5,000	FLIR Systems, Inc.*	218,250
30,000	Hitachi Ltd. (Japan)	215,758
7,900	Hokkaido Electric Power Co., Inc. (Japan)	163,464
1,863	Itron, Inc.*	147,978
12,700	Kansai Electric Power Co., Inc. (The) (Japan)	281,817
7,800	Kyushu Electric Power Co., Inc. (Japan)	185,270
2,000	Pinnacle West Capital Corp.	74,960
3,250	PNM Resources, Inc.	83,947
450	Rofin Sinar Technologies, Inc.*	29,282
19,100	Sanmina-SCI Corp.*	52,525
14,100	TT Electronics PLC (United Kingdom)	51,292
100	Varian, Inc.*	6,014
11,300	Waters Corp.*	658,338

		4,401,774

Electronic Components & Equipment 0.1%
1,000	Schneider Electric SA (France)	133,432
22,000	SMK Corp. (Japan)	164,461

		297,893

Electronic Equipment & Instruments 0.2%
1,125	Brightpoint, Inc.*	14,771
1,500	Tech Data Corp.*	56,205
20,575	Tyco Electronics Ltd.*	736,997

		807,973

Electronics
3,600	Benchmark Electronics, Inc.*	79,920

Energy Equipment
4,570	Oil States International, Inc.*	199,892

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	21

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Energy Equipment & Services 0.9%
100	BJ Services Co.	$2,615
4,734	Cameron International Corp.*	369,252
557,441	China Petroleum & Chemical Corp. (Class H Stock) (China)	591,502
1,970	Dril-Quip, Inc.*	94,540
28,700	GlobalSantaFe Corp.	2,058,077
13,300	Halliburton Co.	479,066
3,400	Holly Corp.	229,126
4,900	Tidewater, Inc.	335,258

		4,159,436

Engineering/Construction
3,700	URS Corp.*	182,262

Entertainment & Leisure 1.0%
650	Brunswick Corp.	18,174
15,800	Carnival PLC (United Kingdom)	689,227
13,820	Century Casinos, Inc.*	121,754
22,935	Las Vegas Sands Corp.*	2,001,079
2,610	Life Time Fitness, Inc.*	134,206
2,639	Nintendo Co. Ltd. (Japan)	1,272,339
3,800	Royal Caribbean Cruises Ltd.	146,414
6,010	Scientific Games Corp. (Class A Stock)*	206,203

		4,589,396

Environmental Services
8,500	Allied Waste Industries, Inc.*	109,395

Exchange Traded Fund
10	iShares Russell 1000 Value Index Fund	825

Farming & Agriculture 1.0%
35,500	Altria Group, Inc.	2,359,685
38,400	AWB Ltd. (Australia)	116,827
243,100	Chaoda Modern Agriculture Holdings Ltd. (Cayman Islands)	180,916
36,533	Monsanto Co.	2,354,552

		5,011,980

Finance–Consumer Loans
900	Promise Co. Ltd. (Japan)	24,299

See Notes to Financial Statements.

22	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Financial–Bank & Trust 3.0%
5,072	ABN AMRO Holding NV (Netherlands)	$250,249
4,550	Astoria Financial Corp.	107,152
13,900	Banco Bilbao Vizcaya Argentaria SA (Spain)	340,279
38,300	Banco Santander Central Hispano SA (Spain)	729,414
3,700	BB&T Corp.	138,454
6,300	BNP Paribas SA (France)	692,530
23,900	Bradford & Bingley PLC (United Kingdom)	201,429
329,617	China Merchants Bank Co. Ltd. (Class H Stock) (China)	1,179,714
4,400	Commonwealth Bank of Australia (Australia)	201,840
9,900	Credit Agricole SA (France)	378,275
9,500	Credit Suisse Group (Switzerland)	619,703
6,800	Danske Bank A/S (Denmark)	286,386
7,000	Dexia (Belgium)	200,146
7,700	Fortis (Belgium)	303,481
31,800	HBOS PLC (United Kingdom)	619,236
2,500	Hudson City Bancorp, Inc.	30,550
112,004	Intesa Sanpaolo SpA (Italy)	847,286
6,000	Natixis (France)	132,993
26,600	Nordea Bank AB (Sweden)	428,589
1,400	Oriental Financial Group, Inc.	12,488
3,500	Pacific Capital Bancorp	73,150
1,125	Prosperity Bancshares, Inc.	31,860
53,400	Royal Bank of Scotland Group PLC (United Kingdom)	635,773
125,000	Sberbank (Class S Stock) (Russia)	511,250
900	Societe Generale (France)	154,692
3,300	Sovereign Bancorp, Inc.	63,162
4,700	State Street Corp.	315,041
4,350	Sterling Financial Corp.	98,788
500	Student Loan Corp. (The)	92,995
5,300	SunTrust Banks, Inc.	414,990
3,700	Takefuji Corp. (Japan)	115,189
9,900	TCF Financial Corp.	243,441
30,700	U.S. Bancorp	919,465
14,902	UBS AG (Switzerland)	824,994
6,000	Unione di Banche Italiane ScpA (Italy)	148,233
600	Verwaltungs und Privat Bank AG (Switzerland)	160,010
1,075	Waddell & Reed Financial, Inc. (Class A Stock)	27,101
55,988	Wells Fargo & Co.	1,890,715
200	Zions Bancorp	14,910

		14,435,953

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	23

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Financial–Brokerage 0.1%
5,100	Jefferies Group, Inc.	$133,977
300	Merrill Lynch & Co., Inc.	22,260
4,200	MGIC Investment Corp.	162,372

		318,609

Financial Services 2.4%
21,448	Allied Irish Banks PLC (Ireland)	559,290
7,500	AMBAC Financial Group, Inc.	503,625
16,400	AmeriCredit Corp.*	333,576
9,840	Ameriprise Financial, Inc.	593,057
9,400	AXA SA (France)	366,834
1,500	Bear Stearns Cos., Inc. (The)	181,830
2,490	Calamos Asset Management, Inc. (Class A Stock)	61,503
7,000	Capital One Financial Corp.	495,320
12,300	CIT Group, Inc.	506,514
3,300	Discover Financial Services*	76,065
4,200	Eaton Vance Corp.	175,812
900	Franklin Resources, Inc.	114,633
10,609	Goldman Sachs Group, Inc. (The)	1,998,099
26,400	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	430,794
2,396,000	Industrial and Commercial Bank of China (Class H Stock) (China)	1,460,422
3,170	Investment Technology Group, Inc.*	126,673
16,400	Irish Life & Permanent PLC (Ireland)	393,904
61,600	Marks & Spencer Group PLC (United Kingdom)	784,063
15,600	Morgan Stanley	996,372
11,400	Okasan Holdings, Inc. (Japan)	72,149
3,390	optionsXpress Holdings, Inc.	84,784
2,320	Portfolio Recovery Associates, Inc.	121,220
14,700	Santos Ltd. (Australia)	164,842
6,600	Shinhan Financial Group Co. Ltd., ADR (South Korea)	896,346
3,300	TD Ameritrade Holding Corp.*	55,935
4,260	ValueClick, Inc.*	91,079

		11,644,741

Food & Beverage 0.1%
23,600	Dairy Crest Group PLC (United Kingdom)	351,604
48,600	Northern Foods PLC (United Kingdom)	106,782
10,500	Tate & Lyle PLC (United Kingdom)	120,213

		578,599

See Notes to Financial Statements.

24	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Food & Staples Retailing 0.3%
9,180	SunOpta, Inc.*	$103,459
27,400	Wal-Mart Stores, Inc.	1,259,030

		1,362,489

Food Products 0.1%
15,000	Archer-Daniels-Midland Co.	504,000
1,200	Kraft Foods, Inc. (Class A Stock)	39,300

		543,300

Foods 0.6%
475	Corn Products International, Inc.	21,194
1,800	General Mills, Inc.	100,116
4,700	Kellogg Co.	243,507
29,600	Kroger Co. (The)	768,416
2,344	Nestle SA (Switzerland)	900,513
750	Ralcorp Holdings, Inc.*	38,970
9,500	Safeway, Inc.	302,765
1,900	Sysco Corp.	60,572
29,400	Tyson Foods, Inc. (Class A Stock)	626,220

		3,062,273

Gaming 0.1%
18,940	OPAP SA (Greece)	649,332

Healthcare Equipment & Supplies 0.1%
11,175	Covidien Ltd. (Bermuda)*	457,616
1,500	Kyphon, Inc.*	98,430

		556,046

Healthcare Providers & Services 0.4%
30,300	CIGNA Corp.	1,564,692
3,150	SXC Health Solutions Corp. (Canada)	88,736
56,400	Tenet Healthcare Corp.*	292,152

		1,945,580

Healthcare Services 1.4%
3,300	Aetna, Inc.	158,631
3,500	Amerigroup Corp.*	96,880
1,200	Apria Healthcare Group, Inc.*	31,464
2,700	Centene Corp.*	58,347

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	25

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Healthcare Services (cont’d.)
2,800	Covance, Inc.*	$197,596
1,625	Healthspring, Inc.*	27,788
5,300	Healthways, Inc.*	231,610
8,800	Humana, Inc.*	563,992
3,345	Pediatrix Medical Group, Inc.*	180,496
3,000	Sunrise Senior Living, Inc.*	119,280
77,881	UnitedHealth Group, Inc.	3,771,777
7,300	WellCare Health Plans, Inc.*	739,198
4,900	WellPoint, Inc.*	368,088

		6,545,147

Hotels & Motels 0.8%
19,382	MGM Mirage*	1,417,018
1,700	Starwood Hotels & Resorts Worldwide, Inc.	107,032
3,513	Station Casinos, Inc.	303,980
20,177	Wynn Resorts Ltd.	1,948,291

		3,776,321

Hotels, Restaurants & Leisure 0.9%
12,400	Carnival Corp.	549,444
2,950	Home Inns & Hotels Management, Inc. (China)*	89,621
15,300	Marriott International, Inc. (Class A Stock)	635,715
55,094	McDonald’s Corp.	2,637,350
1,650	Triarc Cos., Inc. (Class B Stock)	23,611
7,700	Wyndham Worldwide Corp.*	259,105

		4,194,846

Household Durables 0.3%
10,800	Centex Corp.	402,948
3,400	Fortune Brands, Inc.	276,420
28,500	Lennar Corp. (Class A Stock)	873,810
2,200	Lennar Corp. (Class B Stock)	64,482

		1,617,660

Household Products 0.2%
8,900	Kimberly-Clark Corp.	598,703
3,475	Scotts Miracle-Gro Co. (The) (Class A Stock)	142,440

		741,143

See Notes to Financial Statements.

26	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Independent Power Producers & Energy Traders 0.2%
17,500	TXU Corp.	$1,141,875

Industrial Conglomerates 1.1%
9,800	3M Co.	871,416
92,700	General Electric Co.	3,593,052
575	Teleflex, Inc.	43,947
14,275	Tyco International Ltd.	675,065

		5,183,480

Insurance 2.8%
10,600	Aegon NV (Netherlands)	191,930
4,000	Aflac, Inc.	208,480
22,500	Allstate Corp. (The)	1,195,875
7,200	American International Group, Inc.	462,096
4,370	Amtrust Financial Services, Inc.	64,108
4,500	Assurant, Inc.	228,240
9,500	Aviva PLC (United Kingdom)	132,021
3,600	Axis Capital Holdings Ltd. (Bermuda)	132,660
2,400	Baloise Holding AG (Switzerland)	224,750
65,700	Beazley Group PLC (United Kingdom)	217,683
2,800	Chubb Corp.	141,148
1,400	CNP Assurances SA (France)	183,533
2,500	Delphi Financial Group, Inc. (Class A Stock)	100,425
40,600	Genworth Financial, Inc. (Class A Stock)	1,239,112
6,200	Hanover Insurance Group, Inc. (The)	272,118
1,800	Hartford Financial Services Group, Inc.	165,366
1,212	HCC Insurance Holdings, Inc.	35,487
700	Hilb, Rogal & Hobbs Co.	30,310
13,200	ING Groep NV, ADR (Netherlands)	557,232
76,900	Legal & General PLC (United Kingdom)	216,778
800	Lincoln National Corp.	48,256
17,600	MBIA, Inc.	987,360
37,000	MetLife, Inc.	2,228,140
50,900	Old Mutual PLC (United Kingdom)	166,808
3,800	Philadelphia Consolidated Holding Corp.*	137,332
5,400	Protective Life Corp.	232,308
3,600	RenaissanceRe Holdings Ltd. (Bermuda)	207,000
5,760	Security Capital Assurance Ltd.	133,517
2,900	State Auto Financial Corp.	74,994
3,100	Swiss Reinsurance Co. (Switzerland)	265,988

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	27

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Insurance (cont’d.)
30,801	Travelers Cos., Inc. (The)	$1,564,075
2,825	United Fire & Casualty Co.	97,236
27,500	Unum Group	668,250
2,900	W.R. Berkely Corp.	85,318
5,900	XL Capital Ltd. (Class A Stock) (Bermuda)	459,374
800	Zurich Financial Services AG (Switzerland)	233,114

		13,588,422

Internet 0.1%
3,700	Amazon.com, Inc.*	290,598
4,590	Dice Holdings, Inc.*	55,080
2,050	Digital River, Inc.*	92,271
6,750	Perficient, Inc.*	133,447
5,420	TriZetto Group, Inc. (The)*	86,883

		658,279

Internet Services 0.8%
14,520	CyberSource Corp.*	167,125
2,560	DealerTrack Holdings, Inc.*	92,314
7,000	eBay, Inc.*	226,800
1,260	Equinix, Inc.*	109,507
17,000	Expedia, Inc.*	452,370
2,275	Google, Inc. (Class A Stock)*	1,160,250
7,400	IAC/InterActive Corp.*	212,676
5,530	j2 Global Communications, Inc.*	180,499
2,460	LoopNet, Inc.*	50,873
9,930	NaviSite, Inc.*	83,511
3,430	NutriSystem, Inc.*	191,119
10,070	Online Resources Corp.*	110,065
40,300	Symantec Corp.*	773,760
1,375	Vignette Corp.*	28,930
4,900	Yahoo! Inc.*	113,925

		3,953,724

IT Services 0.3%
37,700	Electronic Data Systems Corp.	1,017,523
15,800	First Data Corp.	502,282
1,475	Tyler Technologies, Inc.*	17,744

		1,537,549

See Notes to Financial Statements.

28	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Leisure Equipment & Products
2,400	Hasbro, Inc.	$67,248

Machinery 0.8%
12,000	AGCO Corp.*	461,160
31,500	Bluescope Steel Ltd. (Australia)	291,109
2,600	Bucyrus International, Inc. (Class A Stock)	165,256
3,700	Caterpillar, Inc.	291,560
4,900	Cummins, Inc.	581,630
6,400	Deere & Co.	770,688
6,400	Dover Corp.	326,400
300	Rieter Holdings AG (Switzerland)	158,170
2,200	Snap-on, Inc.	115,126
200	SPX Corp.	18,774
5,300	Terex Corp.*	457,125

		3,636,998

Machinery & Equipment 0.1%
10,040	Flow International Corp.*	92,669
975	IDEX Corp.	35,305
450	Kennametal, Inc.	34,497
725	Nordson Corp.	33,176
1,700	Rockwell Automation, Inc.	118,983

		314,630

Manufacturing
625	Actuant Corp. (Class A Stock)	38,113
7,400	Hexcel Corp.*	160,876

		198,989
Media 2.2%
52,850	CBS Corp. (Class B Stock)	1,676,402
92,782	Comcast Corp. (Class A Stock)*	2,437,383
6,360	DG FastChannel, Inc.*	112,953
25,668	DIRECTV Group, Inc. (The)*	575,220
8,500	Gannett Co., Inc.	424,150
18,400	Idearc, Inc.	638,664
10,700	McGraw-Hill Cos., Inc.	647,350
27,500	News Corp. (Class A Stock)	580,800
22,900	Rogers Communications, Inc. (Class B Stock) (Canada)	1,035,094

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	29

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Media (cont’d.)
50,300	Time Warner, Inc.	$968,778
44,200	Walt Disney Co. (The)	1,458,600

		10,555,394

Medical Supplies & Equipment 0.5%
1,075	Medical Action Industries, Inc.*	20,920
4,900	Medtronic, Inc.	248,283
7,020	Micrus Endovascular Corp.*	165,111
8,600	Nipro Corp. (Japan)	180,754
17,390	NovaMed, Inc.*	92,689
4,660	NuVasive, Inc.*	133,649
2,649	PolyMedica Corp.	106,993
2,280	Resmed, Inc.*	97,994
600	Sepracor, Inc.*	16,878
13,420	Spectranetics Corp. (The)*	174,594
9,100	St. Jude Medical, Inc.*	392,574
3,990	Volcano Corp.*	68,867
7,800	Zimmer Holdings, Inc.*	606,528

		2,305,834

Metals & Mining 1.5%
28,600	Alcoa, Inc.	1,092,520
2,690	AM Castle & Co.	88,824
248,800	China Coal Energy Co. (Class H Stock) (China)*	460,574
3,500	Cleveland-Cliffs, Inc.	242,445
18,900	Crane Group Ltd. (Australia)	288,692
2,050	Dynamic Materials Corp.	86,243
16,607	Freeport-McMoRan Copper & Gold, Inc.	1,560,726
3,400	Joy Global, Inc.	168,266
2,390	Ladish Co., Inc.*	115,891
10,700	Nucor Corp.	537,140
5,400	Rautaruukki Oyj (Finland)	353,808
9,400	Rio Tinto PLC (United Kingdom)	678,177
9,800	ThyssenKrupp AG (Germany)	542,277
4,100	Timken Co.	136,940
4,700	United States Steel Corp.	461,963
18,800	Zinifex Ltd. (Australia)	310,954

		7,125,440

See Notes to Financial Statements.

30	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Multi-Line Retail 0.1%
8,300	Macy’s, Inc.	$299,381

Office Equipment
9,000	Ricoh Co. Ltd. (Japan)	195,089

Oil & Gas 0.1%
3,048	Baker Hughes, Inc.	240,944
1,900	Pride International, Inc.*	66,595
1,275	Vectren Corp.	31,837

		339,376

Oil & Gas Exploration/Production 0.2%
1,370	Core Laboratories NV (Netherlands)*	147,453
15,000	OAO Gazprom (Russia)	652,500
975	St. Mary Land & Exploration Co.	32,458

		832,411

Oil, Gas & Consumable Fuels 5.6%
8,410	Air Liquide (France)	1,087,746
5,928	Anadarko Petroleum Corp.	298,356
17,065	Apache Corp.	1,377,999
900	Arena Resources, Inc.*	48,879
1,100	Ashland, Inc.	67,166
500	Atwood Oceanics, Inc.*	34,300
65,700	BP PLC (United Kingdom)	761,101
10,600	Cabot Oil & Gas Corp.	362,520
13,500	Canadian Natural Resources Ltd. (Canada)	926,448
17,800	ChevronTexaco Corp.	1,517,628
24,100	ConocoPhillips	1,948,244
2,725	Continental Resources, Inc.*	42,864
33,800	Cosmo Oil Co. Ltd. (Japan)	191,928
15,986	Devon Energy Corp.	1,192,716
400	Dresser-Rand Group, Inc.*	14,840
23,125	Eni SpA (Italy)	809,298
1,300	ENSCO International, Inc.	79,391
7,400	EOG Resources, Inc.	518,740
36,100	Exxon Mobil Corp.	3,073,193
4,100	Global Industry Ltd.*	106,190
1,525	Gulfport Energy Corp.*	28,990
5,400	Hess Corp.	330,480

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	31

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Oil, Gas & Consumable Fuels (cont’d.)
5,582	Marathon Oil Corp.	$308,126
700	National Oilwell Varco, Inc.*	84,077
44,000	Nippon Oil Corp. (Japan)	391,745
1,400	Noble Energy, Inc.	85,596
7,600	Norsk Hydro ASA (Norway)	292,524
34,600	Occidental Petroleum Corp.	1,962,512
2,400	ONEOK, Inc.	121,800
4,100	Patterson-UTI Energy, Inc.	93,890
875	PetroHawk Energy Corp.*	13,116
2,775	Petroquest Energy, Inc.*	34,715
500	Plains Exploration & Production Co.*	21,605
10,270	Repsol YPF SA (Spain)	387,162
12,300	Royal Dutch Shell PLC (Class A Stock) (Netherlands)	477,652
19,600	Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	775,042
5,600	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	443,968
35,466	Schlumberger Ltd.	3,359,340
400	SEACOR Holdings, Inc.*	34,888
3,900	Sunoco, Inc.	260,208
3,380	Superior Energy Services, Inc.*	136,282
2,300	Swift Energy Co.*	98,302
3,700	Tesoro Corp.	184,260
3,200	Total SA (France)	252,006
5,222	Transocean, Inc.*	561,104
1,500	Unit Corp.*	82,590
15,300	Valero Energy Corp.	1,025,253
2,400	W&T Offshore, Inc.	56,208
6,000	Western Refining, Inc.	333,000
8,800	XTO Energy, Inc.	479,864

		27,175,852

Paper & Forest Products 0.3%
54,100	Domtar Corp. (Canada)*	514,491
80	Nippon Paper Group, Inc. (Japan)	260,139
19,000	Oji Paper Co. Ltd. (Japan)	91,369
30,000	Rengo Co. Ltd. (Japan)	166,398
19,200	Stora Enso Oyj (Class R Stock) (Finland)	330,040
1,300	Weyerhaeuser Co.	92,612

		1,455,049

See Notes to Financial Statements.

32	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Pharmaceuticals 3.6%
5,300	Abbott Laboratories	$268,657
2,500	Altana AG (Germany)	58,707
5,220	American Medical Systems Holdings, Inc.*	95,422
11,900	AmerisourceBergen Corp.	560,609
17,953	Amylin Pharmaceuticals, Inc.*	834,994
12,500	AstraZeneca PLC (United Kingdom)	646,037
1,350	Barr Pharmaceuticals, Inc.*	69,147
21,200	Eli Lilly & Co.	1,146,708
17,500	Forest Laboratories, Inc.*	703,500
27,600	Gilead Sciences, Inc.*	1,027,548
10,100	GlaxoSmithKline PLC (United Kingdom)	255,614
18,800	Johnson & Johnson	1,137,400
6,210	K-V Pharmaceutical Co. (Class A Stock)*	169,781
16,350	LeMaitre Vascular, Inc*	97,609
8,600	Medco Health Solutions, Inc.*	698,922
3,100	Medicis Pharmaceutical Corp. (Class A Stock)	88,443
30,600	Merck & Co., Inc.	1,519,290
13,000	Novartis AG (Switzerland)	701,217
9,400	Novo Nordisk SA (Class B Stock) (Denmark)	986,249
300	Par Pharmaceutical Cos., Inc.*	7,107
89,800	Pfizer, Inc.	2,111,198
5,100	Pharmaceutical Product Development, Inc.	170,850
5,129	Roche Holding AG (Switzerland)	908,378
55,154	Schering-Plough Corp.	1,574,095
27,457	Teva Pharmaceutical Industries Ltd., ADR (Israel)	1,153,743
1,200	Watson Pharmaceuticals, Inc.*	36,504
11,300	Wyeth	548,276

		17,576,005

Real Estate 0.6%
9,485	CB Richard Ellis Group, Inc. (Class A Stock)*	331,216
459,000	Country Garden Holdings Co. Ltd. (China)*	563,032
3,900	Hovnanian Enterprises, Inc. (Class A Stock)*	51,636
3,500	Jones Lang LaSalle, Inc.	384,230
2,200	Meritage Homes Corp.*	42,900
9,325	Potash Corp. of Saskatchewan, Inc. (Canada)	752,900
12,638	St. Joe Co. (The)	512,345
4,200	Standard Pacific Corp.	62,202

		2,700,461

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	33

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Real Estate Investment Trust–Other REIT
2,300	Simon Property Group, Inc.	$199,019

Real Estate Investment Trusts 0.4%
500	AMB Property Corp.	26,640
1,700	Apartment Investment & Management Co. (Class A Stock)	71,825
1,600	Boston Properties, Inc.	151,184
1,100	Douglas Emmett, Inc.	25,366
3,200	Duke Realty Corp.	104,608
5,500	Health Care Property Investors, Inc.	149,820
6,200	Hospitality Properties Trust	237,832
3,000	Host Hotels & Resorts, Inc.	63,360
12,800	ProLogis	728,320
2,600	SL Green Realty Corp.	315,692
1,700	Vornado Realty Trust	181,951

		2,056,598

Retail 0.3%
1,375	AFC Enterprises, Inc.*	21,546
57,700	DSG International PLC (United Kingdom)	181,858
3,400	Family Dollar Stores, Inc.	100,708
12,539	Next PLC (United Kingdom)	478,795
1,175	Penske Auto Group, Inc.	22,889
2,900	Rallye SA (France)	190,536
1,012	Stage Stores, Inc.	18,054
153,900	Wal-Mart de Mexico SA de CV (Mexico)	559,193

		1,573,579

Retail & Merchandising 1.3%
700	Abercrombie & Fitch Co. (Class A Stock)	48,930
16,400	Big Lots, Inc.*	424,104
3,300	Brinker International, Inc.	88,902
26,905	CVS Caremark Corp.	946,787
2,300	Darden Restaurants, Inc.	97,911
1,600	GameStop Corp. (Class A Stock)*	64,560
2,700	J.C. Penney Co., Inc.	183,708
1,536	Jos. A. Bank Clothiers, Inc.*	52,992
2,100	Kohl’s Corp.*	127,680
45,917	Lowe’s Cos., Inc.	1,286,135
460	Lululemon Athletica, Inc. (Canada)*	14,784
750	Men’s Wearhouse, Inc. (The)	37,050

See Notes to Financial Statements.

34	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)
COMMON STOCKS (continued)

Retail & Merchandising (cont’d.)
1,900	School Specialty, Inc.*	$65,436
4,125	Sonic Corp.*	85,223
6,300	Staples, Inc.	145,026
3,600	Stein Mart, Inc.	38,736
6,000	SUPERVALU, Inc.	250,020
1,300	Target Corp.	78,741
2,280	Tween Brands, Inc.*	87,233
5,072	Yamada Denki Co. Ltd. (Japan)	503,974
52,246	Yum! Brands, Inc.	1,673,962

		6,301,894

Road & Rail 0.4%
2,110	Avis Budget Group*	54,164
21,640	Burlington Northern Santa Fe Corp.	1,777,509

		1,831,673

Semiconductor Components 0.1%
116,100	ARM Holdings PLC (United Kingdom)	345,710

Semiconductors 1.3%
4,300	Altera Corp.	99,760
795	ATMI, Inc.*	23,039
1,200	Broadcom Corp. (Class A Stock)*	39,372
1,750	Brooks Automation, Inc.*	30,748
4,400	Checkpoint Systems, Inc.*	101,508
2,710	Formfactor, Inc.*	104,037
74,900	Grupo Mexico SAB de CV (Mexico)	522,538
110,128	Intel Corp.	2,601,223
8,200	Intersil Corp. (Class A Stock)	239,850
8,000	LSI Logic Corp.*	57,600
1,100	Microsemi Corp.*	25,641
18,100	Novellus Systems, Inc.*	516,212
12,900	NVIDIA Corp.*	590,304
1,780	Tessera Technologies, Inc.*	73,211
32,000	Texas Instruments, Inc.	1,126,080
5,000	Xilinx, Inc.	125,000

		6,276,123

Software 1.8%
9,500	Adobe Systems, Inc.*	382,755
15,800	BMC Software, Inc.*	453,776

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	35

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Software (cont’d.)
45,805	CA, Inc.	$1,148,789
15,982	MasterCard, Inc. (Class A Stock)	2,569,906
132,000	Microsoft Corp.	3,826,680
3,800	MoneyGram International, Inc.	97,242
3,960	Phase Forward, Inc.*	68,072
3,470	Pros Holdings, Inc.*	43,375
1,725	Sybase, Inc.*	40,917

		8,631,512

Specialty Retail 0.6%
4,655	Aaron Rents, Inc.	107,624
24,500	AutoNation, Inc.*	477,260
25,400	Gap, Inc. (The)	436,880
27,800	Home Depot, Inc.	1,033,326
11,200	Limited Brands, Inc.	270,480
725	Monro Muffler Brake, Inc.	24,273
19,500	RadioShack Corp.	490,035

		2,839,878

Steel Producers/Products 0.1%
2,900	Voestalpine AG (Austria)	241,263

Telecommunication Services
4,100	Crown Castle International Corp.*	148,625

Telecommunications 3.6%
19,100	Amdocs Ltd. (Guernsey)*	691,229
55,523	America Movil SAB de CV, ADR (Class L Stock) (Mexico)	3,324,717
101,800	BT Group PLC (United Kingdom)	645,185
4,140	Cbeyond, Inc.*	146,432
3,300	CenturyTel, Inc.	151,371
196,310	China Mobile Ltd. (China)	2,255,655
133,416	Cisco Systems, Inc.*	3,857,057
8,700	Corning, Inc.*	207,408
9,100	Deutsche Telekom AG (Germany)	156,999
23,351	France Telecom SA (France)	627,773
28,300	Juniper Networks, Inc.*	847,868
100,170	MobileOne Ltd. (Singapore)	140,154
700	Motorola, Inc.	11,893
80	Nippon Telegraph and Telephone Corp. (Japan)	347,933

See Notes to Financial Statements.

36	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Telecommunications (cont’d.)
27,600	Nokia Oyj (Finland)	$788,440
240	NTT DoCoMo, Inc. (Japan)	333,247
3,800	Polycom, Inc.*	117,686
44,615	Sprint Nextel Corp.	915,946
1,100	Swisscom AG (Switzerland)	374,380
400	Telephone & Data Systems, Inc.	26,560
45,700	Telestra Corp. Ltd. (Australia)	178,343
256,200	Vodafone Group PLC (United Kingdom)	770,181
20,258	Vodafone Group PLC, ADR (United Kingdom)	614,830

		17,531,287

Textiles, Apparel & Luxury Goods 0.1%
1,800	Guess?, Inc.	85,482
14,400	Jones Apparel Group, Inc.	359,424

		444,906

Thrifts & Mortgage Finance 0.8%
34,500	Countrywide Financial Corp.	971,865
4,800	Fannie Mae	287,232
24,500	Freddie Mac	1,403,115
28,200	Washington Mutual, Inc.	1,058,346

		3,720,558

Tobacco Products 0.1%
11,190	UST, Inc.	599,225

Trading Companies & Distributors
1,500	Watsco, Inc.	74,865

Transportation 1.2%
775	Arlington Tankers Ltd. (Bermuda)	20,886
17,951	FedEx Corp.	1,987,894
675	Forward Air Corp.	22,997
9,300	J.B. Hunt Transport Services, Inc.	259,749
82,000	Neptune Orient Lines Ltd. (Singapore)	297,889
12,100	Norfolk Southern Corp.	650,738
2,950	Old Dominion Freight Line, Inc.*	85,137
26,030	Orient Overseas International Ltd. (Bermuda)	309,863
900	Overseas Shipholding Group, Inc.	69,831
17,550	Union Pacific Corp.	2,090,907

		5,795,891

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	37

Portfolio of Investments

as of July 31, 2007 Cont’d.

	Shares	Description	Value (Note 1)

COMMON STOCKS (continued)

Utilities 0.8%
	7,600	American Electric Power Co., Inc.	$330,524
	20,200	CMS Energy Corp.	326,432
	2,300	Consolidated Edison, Inc.	100,464
	2,100	DTE Energy Co.	97,398
	3,800	Dynegy, Inc. (Class A Stock)*	33,858
	5,637	E.ON AG (Germany)	887,025
	20,900	Edison International	1,105,401
	31,100	Energias de Portugal SA (Portugal)	176,202
	3,672	Headwaters, Inc.*	59,229
	2,000	Illinois Tool Works, Inc.	110,100
	9,300	Northeast Utilities	254,262
	1,800	PG&E Corp.	77,058
	3,600	SCANA Corp.	134,568
	8,700	Xcel Energy, Inc.	176,610

			3,869,131

		TOTAL COMMON STOCKS (cost $274,706,463)	326,374,745

PREFERRED STOCK

Commercial Services
	340	First Service Corp., 7.00% (Canada)* (cost $3,678)	7,735

Moody's Ratings (Unaudited)	Principal Amount (000)#

ASSET-BACKED SECURITIES 0.2%
Aaa	$464	Bear Stearns Commercial Mortgage Securities, Series 2006-BBA7, Class A1, 144A 5.43%(a), 03/15/19	463,483
Aaa	69	Brazos Student Finance Corp., Series 1998-A, Class A2 5.96%(a), 06/01/23	68,840
Aaa	217	Honda Auto Receivables Owner Trust, Series 2006-2, Class A2 5.42%, 12/22/08	217,143

See Notes to Financial Statements.

38	Visit our website at www.prudential.com

Moody's Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)
ASSET-BACKED SECURITIES (continued)
Aaa	$130	Nelnet Student Loan Trust, Series 2005-1, Class A2 5.37%(a), 01/26/15	$129,721

		TOTAL ASSET-BACKED SECURITIES (cost $876,475)	879,187

COLLATERALIZED MORTGAGE OBLIGATIONS 1.4%
AAA(d)	135	Bank Trust Mortgage Trust, Series 1, Class G 5.70%, 12/01/23	133,568
Aaa	263	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 23A2 5.381%(a), 05/25/35	260,656
AAA(d)	42	Federal Home Loan Mortgage Corp., Series 119, Class H 7.50%, 01/15/21	41,429
AAA(d)	6	Federal Home Loan Mortgage Corp., Series 2266, Class F 5.77%(a), 11/15/30	6,238
Aaa	2,800	Federal Home Loan Mortgage Corp., Series 3346, Class FA 5.55%(a), 02/15/19	2,800,732
Aaa	664	Federal National Mortgage Assoc., Series 1998-73, Class MZ 6.30%, 10/17/38	667,298
Aaa	13	Federal National Mortgage Assoc., Series 2000-32, Class FM 5.77%(a), 10/18/30	12,631
Aaa	1,200	Federal National Mortgage Assoc., Series 2006-5, Class 3A2 4.678%(a), 05/25/35	1,189,726
Aaa	37	Government National Mortgage Assoc., Series 2009, Class FH 5.82%(a), 02/16/30	36,950
AAA(d)	455	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.539%(a), 09/25/35	450,240

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	39

Portfolio of Investments

as of July 31, 2007 Cont’d.

Moody's Ratings (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Aaa	$270	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A8 5.39%(a), 08/25/36	$270,016
Aaa	956	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-R1, Class A1 5.86%(a), 12/25/27	956,181

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $6,811,701)	6,825,665

CORPORATE BONDS 2.1%

Advertising 0.1%
Baa1	300	Omnicom Group, Inc., Gtd. Notes 5.90%, 04/15/16	295,567

Automobile Manufacturers
Baa1	100	DaimlerChrysler NA Holding Corp., Gtd. Notes, MTN 5.75%, 09/08/11	99,885

Consumer Products & Services 0.1%
A3	500	Clorox Co., Sr. Notes 5.485%(a), 12/14/07	500,219

Diversified Manufacturing 0.2%
Aa3	1,000	Siemens Financieringsmat, Gtd. Notes, 144A (Netherlands) 5.41%(a), 08/14/09	999,778

Financial Services 0.9%
Aa3	1,300	Morgan Stanley, Sr. Unsec`d. Notes, MTN 5.75%, 10/18/16	1,268,197
Baa1	250	Pemex Project Funding Master Trust, Gtd. Notes 9.25%, 03/30/18	305,375
A2	1,500	SLM Corp., Sr. Notes, 144A, MTN 5.33%(a), 04/18/08	1,489,201
A2	1,100	SLM Corp., Notes, MTN 5.44%(a), 01/25/08	1,096,049
A2	200	SLM Corp., Unsec'd. Notes 5.33%(a), 04/14/08	200,014

			4,358,836

See Notes to Financial Statements.

40	Visit our website at www.prudential.com

Moody's Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (continued)

Healthcare & Pharmaceuticals 0.2%
B2		$600	HCA, Inc., Sec`d. Notes, 144A 9.25%, 11/15/16	$595,500
Aa3		100	Merck & Co., Inc., Notes 4.75%, 03/01/15	93,572

				689,072

Paper & Forest Products 0.1%
Ba3		300	Georgia-Pacific Corp., Gtd. Notes, 144A 7.00%, 01/15/15	276,000
Ba3		400	7.125%, 01/15/17	368,000

				644,000

Real Estate Investment Trusts
Baa3		200	Nationwide Health Properties, Inc., Unsec`d. Notes 6.50%, 07/15/11	205,559

Telecommunications 0.3%
A2		400	BellSouth Corp., Sr. Unsec`d. Notes 5.46%(a), 08/15/08	400,334
Baa3		1,000	Embarq Corp., Sr. Unsec'd. Notes 7.082%, 06/01/16	999,083

				1,399,417

Transportation 0.1%
Baa2		400	FedEx Corp., Gtd. Notes 5.436%(a), 08/08/07	400,010

Utilities–Electric 0.1%
Ba2		481	Midwest Generation LLC, Pass-Thru Certificates, Series A 8.30%, 07/02/09	493,386

			TOTAL CORPORATE BONDS (cost $10,135,296)	10,085,729

FOREIGN GOVERNMENT BONDS 0.4%
Ba2	BRL	1,800	Republic of Brazil 12.50%, 01/05/22	1,146,235

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	41

Portfolio of Investments

as of July 31, 2007 Cont’d.

Moody's Ratings (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)
FOREIGN GOVERNMENT BONDS (continued)

Aa2	JPY	54,000	Republic of Italy 3.80%, 03/27/08	$464,444
Ba1		$120	Republic of Panama 9.625%, 02/08/11	133,500
Aaa	GBP	200	United Kingdom Gilt 5.75%, 12/07/09	407,929

			TOTAL FOREIGN GOVERNMENT BONDS (cost $2,072,668)	2,152,108

MUNICIPAL BONDS 0.2%
Aa2		500	Arizona Agricultural Improvement & Power District, Salt River Project 4.75%, 01/01/32	503,065
Aaa		200	Georgia State Road & Tollway Authority, Revenue Bonds 5.00%, 03/01/21	206,854

			TOTAL MUNICIPAL BONDS (cost $695,275)	709,919

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS 18.2%
			Federal Home Loan Mortgage Corp.
		385	4.365%(a), 09/01/35	380,826
		441	6.00%, 04/01/16 - 09/01/22	444,535
			Federal National Mortgage Assoc.
		8,532	4.00%, 08/01/18 - 01/01/20	7,949,638
		2,446	4.50%, 01/01/22 - 09/01/35	2,269,611
		276	4.554%(a), 12/01/34	271,471
		4,093	5.00%, 02/01/19 - 03/01/37	3,842,835
		29,779	5.50%, 07/01/14 - 04/01/36	28,834,179
		10,500	5.50%, TBA	10,139,063
		6,000	5.50%, TBA	5,791,872
		88	5.506%(a), 05/01/36	88,761
		9,989	6.00%, 03/01/17 - 10/01/36	9,900,434
		130	6.125%(a), 09/01/34	131,390
		355	6.222%(a), 06/01/43	360,003
			Government National Mortgage Assoc.
		55	4.50%, 08/15/33	50,311
		5,993	5.00%, 11/15/36 - 06/15/37	5,706,295

See Notes to Financial Statements.

42	Visit our website at www.prudential.com

Principal Amount (000)#	Description	Value (Note 1)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (continued)
	Government National Mortgage Assoc. (cont’d.)
$7,000	5.00%, TBA	$6,665,316
181	5.50%, 01/15/32	177,134
5,000	5.50%, TBA	4,870,310
8	5.75%(a), 09/20/22	8,393
26	6.125%, 10/20/27 - 11/20/29	25,832
12	8.50%, 05/20/30 - 04/20/31	12,287

	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $89,535,966)	87,920,496

U.S. TREASURY OBLIGATIONS 3.0%
	U.S. Inflation Index Bonds, TIPS
700	0.875%, 04/15/10	731,911
3,700	2.00%, 04/15/12 - 01/15/16	3,902,356
1,600	2.375%, 04/15/11 - 01/15/17	1,652,934
800	2.50%, 07/15/16	827,075
	U.S. Treasury Notes
150	4.25%, 08/15/15	144,867
1,200	4.625%, 12/31/11	1,201,313
4,100	4.75%, 01/31/12 - 05/15/14	4,112,891
1,300	5.125%, 05/15/16	1,330,875
	U.S. Treasury Strip, PO
1,250	7.25%, 02/15/22	596,825

	TOTAL U.S. TREASURY OBLIGATIONS (cost $14,369,583)	14,501,047

BANK LOANS 0.3%
	Chrysler Finco Term, 144A
1,100	5.00%, 08/03/14	1,045,000
	Ford Motor Co. Term B, 144A
498	8.36%, 11/29/13	468,652

	TOTAL BANK LOANS (cost $1,542,500)	1,513,652

	TOTAL LONG-TERM INVESTMENTS (cost $400,749,605)	450,970,283

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	43

Portfolio of Investments

as of July 31, 2007 Cont’d.

Principal Amount (000)#		Description	Value (Note 1)

	SHORT-TERM INVESTMENTS 12.0%

	U.S. TREASURY OBLIGATION 0.1%
		U.S. Treasury Bills(b)
	$610	4.645%(c), 09/13/07 (cost $606,616)	$606,618

	FOREIGN TREASURY OBLIGATIONS 7.8%
EUR	4,800	Belgium Treasury Bills 3.99%(c), 08/16/07	6,556,977
EUR	8,600	Bundesobligation, German Bonds 3.97%(c), 08/17/07	11,766,861
EUR	6,300	Dutch Treasury Bills 4.15%(c), 10/31/07	8,531,905
EUR	3,000	French Treasury Bills 4.01%(c), 09/13/07	4,085,140
EUR	5,000	French Treasury Bills 4.05%(c), 08/23/07	6,824,301

		TOTAL FOREIGN TREASURY OBLIGATIONS (cost $37,416,094)	37,765,184

Shares

	AFFILIATED MONEY MARKET MUTUAL FUND 3.8%
	18,353,612	Dryden Core Investment Fund-Taxable Money Market Series(e) (cost $18,353,612)	18,353,612

Contracts/ Notional Amount (000)#
	OUTSTANDING OPTIONS PURCHASED* 0.3%

	Call Options 0.2%
		Currency Option on EUR vs JPY,
	1,000	expiring 05/20/2010 @ FX Rate 148.30	69,372
		Currency Option on EUR vs USD,
	5,800	expiring 05/21/2008 @ FX Rate 1.36	239,551
		Currency Option on USD vs JPY,
	2,800	expiring 03/17/2010 @ FX Rate 104.00	180,082
		Eurodollar Futures,
	29,000	expiring 09/14/2007, Strike Price $95.00	18,306
	50,000	expiring 12/17/2007, Strike Price $95.25	7,500
	156,000	expiring 03/17/2008, Strike Price $95.00	99,450

See Notes to Financial Statements.

44	Visit our website at www.prudential.com

Contracts/ Notional Amount (000)#	Description	Value (Note 1)

OUTSTANDING OPTIONS PURCHASED (continued)

Call Options (cont’d.)
$83,000	expiring 03/17/2008, Strike Price $95.25		$33,719
73,000	expiring 06/16/2008, Strike Price $95.25		46,538
	Swap on 3 Month LIBOR,
5,300	expiring 12/20/2007 @ 5.00%		19,653
11,000	expiring 09/26/2008 @ 4.75%		47,511
9,400	expiring 09/26/2008 @ 4.75%		40,600

			802,282

Put Options 0.1%
	Currency Option on EUR vs JPY,
1,000	expiring 05/20/2010 @ FX Rate 148.30	EUR	69,248
	Currency Option on EUR vs USD,
5,800	expiring 05/21/2008 @ FX Rate 1.36	EUR	119,887
	Currency Option on USD vs JPY,
2,800	expiring 03/17/2010 @ FX Rate 104.00		102,494
	Eurodollar Futures,
66,000	expiring 12/17/2007, Strike Price $91.75		412
255,000	expiring 03/17/2008, Strike Price $91.75		1,594
68,000	expiring 03/17/2008, Strike Price $92.25		425
104,000	expiring 03/17/2008, Strike Price $92.50		650
	Fannie Mae Conventional Loan,
16,500	expiring 10/04/2007, Strike Price $87.12		1,980
	Swap on 3 Month EURIBOR,
10,000	expiring 03/17/2008, Strike Price $95.13	EUR	1,710
	Swap on 3 Month LIBOR,
26,500	expiring 12/19/2007, Strike Price $93.25	EUR	673
22,000	expiring 03/19/2008, Strike Price $92.75	GBP	—
35,000	expiring 03/19/2008, Strike Price $93.00	GBP	889
38,500	expiring 06/18/2008, Strike Price $92.50	GBP	—

			299,962

	TOTAL OUTSTANDING OPTIONS PURCHASED (cost $1,187,517)		1,102,244

	TOTAL SHORT-TERM INVESTMENTS (cost $57,563,839)		57,827,658

	TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OUTSTANDING OPTIONS WRITTEN(f) 105.4% (cost $458,313,444; Note 5)		508,797,941

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	45

Portfolio of Investments

as of July 31, 2007 Cont’d.

Principal Amount (000)#	Description	Value (Note 1)

SECURITIES SOLD SHORT (5.0)%
	U.S. Treasury Bonds
$12,300	4.25%, 11/15/14	$(11,944,456)
12,200	4.625%, 02/15/17	(12,042,730)

	TOTAL SECURITIES SOLD SHORT (proceeds received $23,368,670)	(23,987,186)

Contracts/ Notional Amount (000)#
OUTSTANDING OPTIONS WRITTEN*

Call options
	Swap Option 3 Month LIBOR,
4,800	expiring 09/26/2008 @ 4.95%	(43,653)
4,100	expiring 09/26/2008 @ 4.95%	(37,287)
2,300	expiring 12/20/2007 @ 5.15%	(15,897)

	TOTAL OUTSTANDING OPTIONS WRITTEN (premium received $119,060)	(96,837)

	TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OUTSTANDING OPTIONS WRITTEN 100.4% (cost $434,825,714; Note 5)	484,713,918
	Other liabilities in excess of other assets(g) (0.4)%	(1,930,250)

	NET ASSETS 100%	$482,783,668

The following abbreviations are used in portfolio descriptions:

BRL— Brazilian Real

CNY—Chinese Yuan

EUR—Euro

GBP—British Pound

IND—Indian Rupee

JPY—Japanese Yen

KOR—South Korean Won

MXN—Mexican Peso

RUB—Russian Ruble

144A—Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

See Notes to Financial Statements.

46	Visit our website at www.prudential.com

The following abbreviations are used in portfolio descriptions (cont’d.):

MTN—Medium Term Note

PO—Principal Only Securities

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	Indicates a variable rate security.
(b)	Securities segregated as collateral for futures contracts.
(c)	Rates shown are the effective yields at purchase date.
(d)	Standard & Poor’s Rating.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(f)	As of July 31, 2007, 164 securities representing $66,382,890 and 13.8% of the total net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(g)	Other liabilities in excess of other assets includes net unrealized appreciation/depreciation on futures contracts, forward foreign currency exchange contracts and swap agreements were as follows:

Futures contracts open at July 31, 2007:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2007	Unrealized Appreciation (Depreciation)
	Long Positions:
110	90 Day Euro	Sep 07	$26,049,413	$26,049,375	$(38)
75	90 Day Euro	Dec 07	17,760,013	17,794,688	34,675
408	90 Day Euro	Mar 08	96,711,687	96,961,200	249,513
300	90 Day Euro	Jun 08	71,442,375	71,358,750	(83,625)
68	90 Day Euro	Sept 08	16,104,162	16,178,050	73,888
365	90 Day Sterling	Jun 08	87,332,785	86,942,712	(390,073)
30	90 Day Sterling	Dec 08	7,148,794	7,148,261	(533)
26	90 Day Sterling	Mar 09	6,194,500	6,195,820	1,320
17	90 Day Sterling	Jun 09	4,052,408	4,051,545	(863)
89	5 Year EURO-BOBL	Sept 07	12,963,210	13,036,270	73,060
1	S&P 500	Sept 07	77,713	73,100	(4,613)

					$(47,289)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	47

Portfolio of Investments

as of July 31, 2007 Cont’d.

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at July 31, 2007	Unrealized Appreciation (Depreciation)
	Short Positions:
15	90 Day Euro	Dec 08	$3,565,500	$3,567,938	$(2,438)
100	10 Year U.S. Treasury Notes	Sep 07	10,640,109	10,742,187	(102,078)
175	30 Year U.S. Treasury Bonds	Sep 07	18,584,094	19,260,938	(676,844)

					$(781,360)

Forward foreign currency exchange contracts outstanding at July 31, 2007:

Purchase Contracts	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 10/02/07	BRL	1,739	$835,000	$914,690	$79,690
Chinese Yuan,
Expiring 08/16/07	CNY	5,057	655,000	670,065	15,065
Expiring 01/10/08	CNY	14,513	1,966,500	1,970,081	3,581
Expiring 03/05/08	CNY	12,490	1,701,000	1,709,613	8,613
Euros,
Expiring 08/27/07	EUR	513	704,714	702,519	(2,195)
Indian Rupee,
Expiring 10/03/07	IND	61,315	1,490,816	1,514,705	23,889
Japanese Yen,
Expiring 10/25/07	JPY	49,673	411,838	423,979	12,141
South Korean Won,
Expiring 09/27/07	KOR	1,178,266	1,276,008	1,284,405	8,397
Russian Ruble,
Expiring 01/11/08	RUB	67,703	2,629,000	2,658,121	29,121

			$11,669,876	$11,848,178	$178,302

Sale Contracts	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan,
Expiring 08/16/07	CNY	5,057	$670,015	$667,767	$2,248
Euros,
Expiring 08/27/07	EUR	29,691	41,024,155	40,663,503	360,652
Mexican Peso,
Expiring 12/06/07	MXN	23,100	2,123,357	2,086,306	37,051
Pound Sterling,
Expiring 08/09/07	GBP	1,521	3,036,608	3,088,916	(52,308)

			$46,854,135	$46,506,492	$347,643

See Notes to Financial Statements.

48	Visit our website at www.prudential.com

The Fund entered into interest rate swap agreements during the year ended July 31, 2007. Details of the interest rate swap agreements outstanding as of July 31, 2007 were as follows:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.(2)	1/2/2012	BRL	5,900	10.15%	Brazilian interbank lending rate	$(52,673)
Morgan Stanley & Co.(2)	1/2/2012	BRL	7,800	10.12%	Brazilian interbank lending rate	(66,424)
Deutsche Bank(1)	12/15/2011	EUR	9,800	4.00%	6 Month Euribor	145,362
UBS AG(2)	10/15/2010	EUR	100	2.15%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index	1,663
Barclays Capital, Inc.(1)	12/15/2035	GBP	300	4.00%	6 Month LIBOR	36,965
Barclays Capital, Inc.(2)	9/15/2010	GBP	3,500	5.00%	6 Month LIBOR	(270,075)
Deutsche Bank(2)	12/15/2035	GBP	400	4.00%	6 Month LIBOR	30,554
Goldman Sachs & Co.(1)	12/15/2035	GBP	1,500	5.00%	6 Month LIBOR	(14,614)
UBS AG(2)	12/22/2008	GBP	2,800	5.00%	6 Month LIBOR	(40,053)
Barclays Capital, Inc.(1)	12/20/2016	JPY	30,000	2.00%	6 Month LIBOR	(3,220)
UBS AG(1)	12/20/2016	JPY	60,000	2.00%	6 Month LIBOR	(5,590)
Merrill Lynch & Co., Inc.(2)	11/4/2016	MXN	31,000	8.17%	28 day Mexican interbank rate	(36,792)
Bank of America Securities LLC(2)	6/15/2035	USD	700	6.00%	3 Month LIBOR	29,363
Bank of America Securities LLC(2)	12/21/2009	USD	5,400	5.00%	3 Month LIBOR	36,145
Barclays Capital, Inc.(2)	12/19/2012	USD	14,400	5.00%	3 Month LIBOR	181,146
Citigroup, Inc.(1)	6/20/2017	USD	4,300	5.00%	3 Month LIBOR	224,266
Citigroup, Inc.(2)	12/19/2037	USD	1,800	5.00%	3 Month LIBOR	40,449
Deutsche Bank(2)	12/19/2012	USD	6,700	5.00%	3 Month LIBOR	72,272
Deutsche Bank(2)	12/19/2037	USD	5,200	5.00%	3 Month LIBOR	140,394
Deutsche Bank(2)	12/19/2037	USD	500	5.00%	3 Month LIBOR	13,499
Deutsche Bank(2)	12/19/2014	USD	3,000	5.00%	3 Month LIBOR	27,476
Deutsche Bank(2)	12/19/2017	USD	200	5.00%	3 Month LIBOR	3,738
Goldman Sachs & Co.(2)	12/19/2037	USD	2,600	5.00%	3 Month LIBOR	97,624
Goldman Sachs & Co.(2)	12/19/2009	USD	2,000	5.00%	3 Month LIBOR	8,499
Lehman Brothers, Inc.(2)	12/19/2012	USD	22,100	5.00%	3 Month LIBOR	236,617
Morgan Stanley & Co.(2)	12/19/2037	USD	1,300	5.00%	3 Month LIBOR	40,278
Morgan Stanley & Co.(2)	12/19/2012	USD	2,000	5.00%	3 Month LIBOR	26,533
UBS AG(2)	6/18/2009	USD	5,300	5.00%	3 Month LIBOR	10,880

						$914,282

(1)	Fund pays the fixed rate and receives the floating rate.
(2)	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	49

Portfolio of Investments

as of July 31, 2007 Cont’d.

The Fund entered into credit default swap agreements during the year ended July 31, 2007. Details of the credit default swap agreements outstanding as of July 31, 2007 were as follows:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Lehman Brothers, Inc.(2)	3/20/2008	USD	1,000	0.06%	AIG, 5.60%, due 10/18/16	$(1,449)
Morgan Stanley & Co.(1)	12/20/2008	USD	200	0.26%	Allstate Corp., 6.125%, due 02/15/12	(387)
UBS AG(1)	12/22/2008	USD	200	0.35%	AutoZone, Inc., 5.875%, due 10/15/12	(538)
Barclays Capital, Inc.(1)	9/20/2011	USD	100	0.54%	DaimlerChrysler N.A., 5.75%, due 09/08/11	(443)
Deutsche Bank(2)	3/20/2008	USD	1,400	0.23%	DaimlerChrysler N.A., 6.50%, due 11/15/13	939
Goldman Sachs & Co.(1)	12/20/2011	USD	1,000	0.14%	Dow Jones CDX HY7 Index	123,308
Merrill Lynch & Co.(2)	6/20/2012	USD	1,600	2.08%	Dow Jones CDX HY8 Index	(87,617)
Citigroup, Inc.(1)	6/20/2012	USD	6,700	0.47%	Dow Jones CDX HY8 Index	(249,319)
Citigroup, Inc.(1)	6/20/2012	USD	1,000	2.14%	Dow Jones CDX HY8 Index	(52,225)
Credit Suisse International(2)	6/20/2012	USD	1,000	2.75%	Dow Jones CDX HY8 Index	(29,780)
Citigroup, Inc.(1)	6/20/2012	USD	1,000	2.75%	Dow Jones CDX HY8 Index	29,780
Morgan Stanley & Co.(2)	12/20/2015	USD	530	0.46%	Dow Jones CDX IG5 Index	(21,517)
Morgan Stanley & Co.(1)	12/20/2012	USD	700	0.14%	Dow Jones CDX IG5 Index	15,533
Morgan Stanley & Co.(2)	12/20/2015	USD	1,900	0.46%	Dow Jones CDX IG5 Index	(77,052)
Morgan Stanley & Co.(1)	12/20/2012	USD	2,700	0.14%	Dow Jones CDX IG5 Index	60,167
Goldman Sachs & Co.(1)	12/20/2016	USD	100	0.65%	Dow Jones CDX IG7 Index	4,324
Barclays Capital, Inc.(1)	12/20/2011	USD	1,300	0.75%	Dow Jones CDX IG7 Index	40,272
Morgan Stanley & Co.(1)	12/20/2016	USD	1,200	0.65%	Dow Jones CDX IG7 Index	52,400

See Notes to Financial Statements.

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Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank(1)	12/20/2011	USD	1,000	1.65%	Dow Jones CDX XO7 Index	$61,890
Bank of America Securities LLC(1)	12/20/2008	USD	100	0.13%	E.I. DuPont, 6.875%, due 10/15/09	(73)
Citigroup, Inc.(1)	12/20/2008	USD	100	0.28%	Eaton Corp., 5.75%, due 07/15/12	(152)
Barclays Capital, Inc.(1)	12/20/2008	USD	200	0.16%	Eli Lilly & Co., 6.00%, due 03/15/12	(407)
Morgan Stanley & Co.(1)	12/20/2008	USD	100	0.21%	Emerson Electric Co., 6.48%, due 10/15/12	(207)
Lehman Brothers, Inc.(2)	2/20/2012	USD	350	0.93%	Federal Republic of Brazil, 12.25%, due 03/06/30	(169)
Citigroup, Inc.(1)	12/20/2008	USD	100	0.29%	FedEx Corp., 7.25%, due 02/15/11	(222)
Lehman Brothers, Inc.(1)	12/20/2008	USD	100	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(1,319)
Bear Stearns International Ltd.(1)	12/20/2008	USD	100	0.32%	Hewlett Packard Co., 6.50%, due 07/01/12	(324)
Lehman Brothers, Inc.(1)	12/20/2008	USD	100	0.12%	Home Depot, Inc., 3.75%, due 09/15/09	250
Merrill Lynch & Co.(1)	12/20/2008	USD	100	0.32%	Ingersoll-Rand Co., 6.48%, due 06/01/25	(242)
Lehman Brothers, Inc.(1)	12/20/2008	USD	100	0.11%	Johnson & Johnson, 3.80%, due 05/15/13	(130)
Lehman Brothers, Inc.(1)	12/20/2008	USD	100	0.53%	Lockheed Martin Corp., 8.20%, due 12/01/09	(702)
Lehman Brothers, Inc.(1)	12/20/2008	USD	100	0.30%	Masco Corp., 5.875%, due 07/15/12	188
Lehman Brothers, Inc.(1)	3/20/2015	USD	100	0.14%	Merck & Co., 4.75%, due 03/01/15	274
Deutsche Bank(1)	9/20/2011	USD	200	0.62%	Nationwide Health, 6.50%, due 07/15/11	(1,639)
Lehman Brothers, Inc.(1)	12/20/2008	USD	100	0.48%	Northrop & Grumman Corp., 7.125%, due 02/15/11	(553)
Morgan Stanley & Co.(1)	6/20/2016	USD	300	0.39%	Omnicom Group, Inc., 5.90%, due 04/15/16	3,136
Lehman Brothers, Inc.(1)	6/20/2009	USD	500	0.40%	People's Republic of China, 6.80%, due 05/23/11	(2,559)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	51

Portfolio of Investments

as of July 31, 2007 Cont’d.

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Lehman Brothers, Inc.(1)	12/20/2008	USD	100	0.35%	RadioShack Corp., 7.375%, due 05/15/11	$788
Morgan Stanley & Co.(1)	5/20/2016	USD	1,200	0.54%	Republic of Hungary, 4.75%, due 02/03/15	(8,785)
JPMorgan Chase Bank(1)	5/20/2016	USD	300	0.54%	Republic of Hungary, 4.75%, due 02/03/15	(2,303)
Morgan Stanley & Co.(1)	9/20/2010	USD	100	2.70%	Republic of Turkey, 11.875%, due 01/15/30	(4,827)
Citigroup, Inc.(1)	12/20/2008	USD	300	0.14%	Wal-Mart Stores, Inc., 6.875%, due 08/10/09	(359)
Barclays Capital, Inc.(1)	12/20/2008	USD	100	0.67%	Walt Disney Co. (The), 6.375%, due 03/12/12	(884)
Bear Stearns International Ltd.(1)	6/20/2016	USD	200	0.63%	Whirlpool Corp., 6.50%, due 06/15/16	3,206
Lehman Brothers, Inc.(1)	12/20/2008	USD	100	0.29%	Whirlpool Corp., 8.60%, due 05/01/10	(209)
Barclays Capital, Inc.(1)	3/20/2012	USD	100	0.21%	XL Capital Ltd., 6.50%, due 01/15/12	2,053

						$(147,884)

(1)	Fund pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.
(2)	Fund receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2007 were as follows:

U.S. Government Mortgage-Backed Obligations	18.2%
Foreign Treasury Obligations	7.8
Oil, Gas & Consumable Fuels	5.6
Telecommunications	3.9
Affiliated Money Market Mutual Fund	3.8
Pharmaceuticals	3.6
Financial Services	3.3
U.S. Treasury Obligations	3.1
Financial—Bank & Trust	3.0
Insurance	2.8
Media	2.2
Commercial Banks	2.1
Software	1.8
Chemicals	1.8
Diversified Telecommunication Services	1.7

See Notes to Financial Statements.

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Industry (cont’d.)
Metals & Mining	1.5%
Collateralized Mortgage Obligations	1.4
Diversified Financial Services	1.4
Automobiles	1.4
Healthcare Services	1.4
Aerospace	1.4
Retail & Merchandising	1.3
Semiconductors	1.3
Transportation	1.3
Computer Hardware	1.2
Aerospace & Defense	1.1
Industrial Conglomerates	1.1
Farming & Agriculture	1.0
Entertainment & Leisure	1.0
Electronic Components	0.9
Hotels, Restaurants & Leisure	0.9
Energy Equipment & Services	0.9
Internet Services	0.8
Utilities	0.8
Hotels & Motels	0.8
Consumer Products & Services	0.8
Thrifts & Mortgage Finance	0.8
Beverages	0.8
Machinery	0.8
Commercial Services	0.7
Electric Utilities	0.7
Biotechnology	0.7
Foods	0.6
Specialty Retail	0.6
Real Estate	0.6
Medical Supplies & Equipment	0.5
Real Estate Investment Trusts	0.4
Foreign Government Bonds	0.4
Paper & Forest Products	0.4
Healthcare Providers & Services	0.4
Computers & Peripherals	0.4
Road & Rail	0.4
Automotive Components	0.3
Household Durables	0.3
Retail	0.3
IT Services	0.3
Bank Loans	0.3
Food & Staples Retailing	0.3
Outstanding Options Purchased	0.3
Diversified Operations	0.2
Independent Power Producers & Energy Traders	0.2
Electric	0.2

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	53

Portfolio of Investments

as of July 31, 2007 Cont’d.

Industry (cont’d.)
Airlines	0.2%
Diversified Manufacturing	0.2
Asset-Backed Securities	0.2
Oil & Gas Exploration/Production	0.2
Electronic Equipment & Instruments	0.2
Business Services	0.2
Advertising	0.2
Computer Services & Software	0.2
Building Materials	0.2
Household Products	0.2
Municipal Bonds	0.2
Healthcare & Pharmaceuticals	0.2
Internet	0.1
Distribution/Wholesale	0.1
Construction	0.1
Gaming	0.1
Cosmetics & Toiletries	0.1
Automotive Parts	0.1
Tobacco Products	0.1
Food & Beverage	0.1
Healthcare Equipment & Supplies	0.1
Food Products	0.1
Utilities—Electric	0.1
Conglomerates	0.1
Textiles, Apparel & Luxury Goods	0.1
Auto Parts & Related	0.1
Clothing & Apparel	0.1
Building Products	0.1
Diversified Manufacturing Operations	0.1
Computers	0.1
Semiconductor Components	0.1
Oil & Gas	0.1
Financial—Brokerage	0.1
Machinery & Equipment	0.1
Consumer Products	0.1
Multi-Line Retail	0.1
Electronic Components & Equipment	0.1
Broadcasting	0.1
Steel Producers/Products	0.1

105.4
Written Options and Securities Sold Short	(5.0)
Other liabilities in excess of other assets	(0.4)

100.0%

See Notes to Financial Statements.

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Financial Statements

JULY 31, 2007	ANNUAL REPORT

Target Asset Allocation Funds/ Target Moderate Allocation Fund

Statement of Assets and Liabilities

July 31, 2007

Assets
Investments at value:
Unaffiliated investments (cost $439,959,832)	$490,444,329
Affiliated investments (cost $18,353,612)	18,353,612
Cash	127,030
Foreign currency, at value (cost $3,404,277)	3,397,500
Receivable for investments sold	34,718,537
Unrealized appreciation on swap agreements	1,802,231
Dividends and interest receivable	1,557,108
Receivable for Fund shares sold	853,624
Unrealized appreciation on foreign currency exchange contracts	580,448
Tax reclaim receivable	190,739
Prepaid expenses	42,505

Total assets	552,067,663

Liabilities
Payable for investments purchased	39,555,032
Securities sold short, at value (proceeds $23,368,670)	23,987,186
Premium received for interest rate swaps written	2,303,718
Payable for Fund shares reacquired	1,152,412
Unrealized depreciation on swap agreements	1,035,833
Management fee payable	317,172
Distribution fee payable	299,561
Accrued expenses and other liabilities	197,684
Interest payable on investments sold short	121,533
Outstanding options written (premiums received $119,060)	96,837
Payable to broker-variation margin	83,081
Transfer agent fee payable	71,853
Unrealized depreciation on foreign currency exchange contracts	54,503
Deferred trustees’ fees	7,590

Total liabilities	69,283,995

Net Assets	$482,783,668

Net assets were comprised of:
Shares of beneficial interest, at par	$37,961
Paid-in capital, in excess of par	407,016,099

407,054,060
Distributions in excess of net investment income	(830,382)
Accumulated net realized gain on investment and foreign currency transactions	26,131,779
Net unrealized appreciation on investments and foreign currencies	50,428,211

Net assets, July 31, 2007	$482,783,668

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share
($165,073,206/12,943,645 shares of beneficial interest issued and outstanding)	$12.75
Maximum sales charge (5.50% of offering price)	.74

Maximum offering price to public	$13.49

Class B:
Net asset value, offering price and redemption price per share
($156,676,370/12,340,405 shares of beneficial interest issued and outstanding)	$12.70

Class C:
Net asset value, offering price and redemption price per share
($128,243,492/10,100,549 shares of beneficial interest issued and outstanding)	$12.70

Class M:
Net asset value, offering price and redemption price per share
($8,276,533/653,553 shares of beneficial interest issued and outstanding)	$12.66

Class R:
Net asset value, offering price and redemption price per share
($3,994,932/313,030 shares of beneficial interest issued and outstanding)	$12.76

Class X:
Net asset value, offering price and redemption price per share
($5,617,416/442,719 shares of beneficial interest issued and outstanding)	$12.69

Class Z:
Net asset value, offering price and redemption price per share
($14,901,719/1,166,690 shares of beneficial interest issued and outstanding)	$12.77

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	57

Statement of Operations

Year Ended July 31, 2007

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes $198,864)	$6,461,055
Unaffiliated interest	6,392,545
Affiliated dividends	1,194,962

14,048,562

Expenses
Management fee	3,632,057
Distribution fee—Class A	386,978
Distribution fee—Class B	1,677,637
Distribution fee—Class C	1,296,994
Distribution fee—Class M	85,291
Distribution fee—Class R	18,393
Distribution fee—Class X	56,442
Transfer agent’s fees and expenses (including affiliated expense of $439,000)	486,000
Custodian’s fees and expenses	216,000
Reports to shareholders	50,000
Registration fees	31,000
Insurance expense	17,000
Audit fee	17,000
Legal fee	15,000
Trustees’ fees	12,000
Loan interest expense (Note 7)	1,192
Miscellaneous	38,919

Total expenses	8,037,903

Net investment income	6,010,659

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currency
Net realized gain (loss) on:
Investment transactions	31,967,107
Options written	(147,678)
Foreign currency transactions	(759,660)
Futures	635,261
Swaps	(1,229,720)
Short sale transactions	473,895

30,939,205

Net change in unrealized appreciation (depreciation) on:
Investments	19,459,782
Short sales	(579,843)
Foreign currencies	709,672
Futures	(775,705)
Swaps	749,419
Options written	3,553

19,566,878

Net gain on investments	50,506,083

Net Increase In Net Assets Resulting From Operations	$56,516,742

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment income	$6,010,659	$5,190,228
Net realized gain on investment and foreign currency transactions	30,939,205	18,637,212
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	19,566,878	(2,311,927)

Net increase in net assets resulting from operations	56,516,742	21,515,513

Dividends and distributions (Note 1)
Dividends from net investment income:
Class A	(2,678,977)	(2,184,651)
Class B	(1,635,647)	(1,947,227)
Class C	(1,272,432)	(1,277,715)
Class M	(87,858)	(61,946)
Class R	(56,724)	(54,957)
Class X	(56,621)	(36,201)
Class Z	(286,174)	(238,650)

	(6,074,433)	(5,801,347)

Distributions from net realized gains:
Class A	(5,577,407)	(9,105,123)
Class B	(6,601,806)	(16,246,739)
Class C	(4,920,293)	(10,051,762)
Class M	(358,046)	(469,527)
Class R	(138,633)	(297,054)
Class X	(223,136)	(210,312)
Class Z	(530,902)	(848,894)

	(18,350,223)	(37,229,411)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	64,086,705	101,637,931
Net asset value of shares issued in reinvestment of distributions	22,612,482	39,774,585
Cost of shares reacquired	(93,926,981)	(92,503,504)

Net increase (decrease) in net assets resulting from Fund share transactions	(7,227,794)	48,909,012

Total increase	24,864,292	27,393,767

Net Assets
Beginning of year	457,919,376	430,525,609

End of year(a)	$482,783,668	$457,919,376

(a) Includes undistributed net investment income of:	$—	$469,321

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	59

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Target Moderate Allocation Fund (the “Fund”), Target Conservative Allocation Fund and Target Growth Allocation Fund. These financial statements relate only to Target Moderate Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisors”), each managing a portion of the Fund’s assets. The following lists the Subadvisors and their respective segment during the year ended July 31, 2007.

Fund Segment
Hotchkis & Wiley Capital Management LLC JP Morgan Investment Management, Inc. NFJ Investment Group L.P.	Large-cap value stocks

LSV Asset Management Thornburg Investment Management, Inc.	International stocks

Marsico Capital Management, LLC Goldman Sachs Asset Management LP	Large-cap growth stocks

EARNEST Partners, LLC Vaughan Nelson Investment Management, LP	Small-cap value stocks

Pacific Investment Management Company LLC	Core fixed income bonds

RS Investment Management, L.P.	Small-cap growth stocks

The investment objective of the Fund is to provide capital appreciation and a reasonable level of current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity and fixed income securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

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Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadvisor(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value. As of July 31, 2007, there were 164 securities representing $66,382,890 whose values were adjusted in accordance with procedures approved by the Board of Trustees.

Target Asset Allocation Funds/Target Moderate Allocation Fund	61

Notes to Financial Statements

Cont’d

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days are valued at current market quotation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of

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domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation and/or depreciation on forward foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies, which the Fund currently owns or intends to purchase. The Fund’s

Target Asset Allocation Funds/Target Moderate Allocation Fund	63

Notes to Financial Statements

Cont’d

principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Fund writes an option on a swap contract, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it

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does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Swaps: The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest and may involve payment/receipt of a premium at the time of initiation of the swap agreement. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Written options, futures contracts, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a fund enters into such

Target Asset Allocation Funds/Target Moderate Allocation Fund	65

Notes to Financial Statements

Cont’d

transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount, on debt securities as required, is recorded on the accrual basis. Expenses are recorded on accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class), unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. Distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisors’ performance of all investment advisory services. Pursuant to the advisory agreements, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets up to $500 million, .70 of 1% of average daily net assets for the next $500 million and .65 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended July 31, 2007.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C, M, R, X and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, M, R and X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, 1%, ..75% of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. Such expenses under the Plans were .25 of 1%, 1%, 1%, 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively, for the year ended July 31, 2007.

PIMS has advised the Fund that it has received approximately $425,200 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2007. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2007, it has received approximately $227,700, $12,500, $21,700 and $6,200 in contingent deferred sales charges imposed upon certain redemptions by Class B, Class C, Class M and Class X shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Target Asset Allocation Funds/Target Moderate Allocation Fund	67

Notes to Financial Statements

Cont’d

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended July 31, 2007, the Fund incurred approximately $152,000 in total networking fees, of which $100,200 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended July 31, 2007, Prudential Equity Group, a wholly-owned subsidiary of Prudential, earned approximately $1,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formerly known as Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Series are disclosed on the Statement of Operations as affiliated dividends.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. government securities, for the year ended July 31, 2007, aggregated $418,190,620 and $283,032,999, respectively.

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Transactions in call options written during the year ended July 31, 2007 were as follows:

	Number of Contracts/Swap Notional Amount	Premium
Options outstanding at July 31, 2006	6,700,000	$71,301
Written swap options	16,000,000	158,419
Expired swap options	(6,700,000)	(71,300)
Closed swap options	(4,800,000)	(39,360)

Options outstanding at July 31, 2007	11,200,000	$119,060

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income and accumulated net realized gain on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions. For the tax year ended July 31, 2007, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment and foreign currency transactions by $1,235,929 due to differences in the treatment for books and tax purposes of certain transactions involving foreign securities and currencies, certain tax adjustments pertaining to the investments in real estate investment trusts, reclass on swap income (loss) and reclass on paydown gain (loss). Net investment income, net realized gains on investments and foreign currencies and net assets were not affected by this change.

For the year ended July 31, 2007, the tax character of dividends paid as reflected in the Statement of Changes were $9,454,239 from ordinary income and $14,970,417 from long-term capital gains. For the year ended July 31, 2006, the tax character of dividends paid as reflected in the Statement of Changes were $6,822,907 from ordinary income and $36,207,851 from long-term capital gain.

As of July 31, 2007, the accumulated undistributed earnings on a tax basis were $7,336,662 from ordinary income and $20,405,948 from long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

Target Asset Allocation Funds/Target Moderate Allocation Fund	69

Notes to Financial Statements

Cont’d

In addition, the Fund elected to treat net foreign currency losses of approximately $794,500 incurred between November 1, 2006 and July 31, 2007 as being incurred during the fiscal year ending July 31, 2008.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2007 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Net Unrealized Appreciation	Total Net Unrealized Appreciation
$460,185,439	$60,925,654	$(12,313,152)	$48,612,502	$176,598	$48,789,100

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales, investments in real estate investment trusts and other differences between financial reporting and tax accounting. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency, mark-to-market of receivables and payables and swaps.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. An exchange privilege is

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also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. As of July 31, 2007, Prudential owns 219 shares of Class R shares.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2007:
Shares sold	1,722,340	$21,673,917
Shares issued in reinvestment of dividends and distributions	626,078	7,832,814
Shares reacquired	(2,569,276)	(32,392,119)

Net increase (decrease) in shares outstanding before conversion	(220,858)	(2,885,388)
Shares issued upon conversion from Class B, Class M, and Class X	1,805,802	22,444,000

Net increase (decrease) in shares outstanding	1,584,944	$19,558,612

Year ended July 31, 2006:
Shares sold	2,916,385	$35,398,309
Shares issued in reinvestment of dividends and distributions	925,187	10,758,559
Shares reacquired	(2,561,939)	(30,994,641)

Net increase (decrease) in shares outstanding before conversion	1,279,633	15,162,227
Shares issued upon conversion from Class B	1,801,939	21,385,620

Net increase (decrease) in shares outstanding	3,081,572	$36,547,847

Class B
Year ended July 31, 2007:
Shares sold	1,048,193	$13,100,465
Shares issued in reinvestment of dividends and distributions	633,789	7,858,701
Shares reacquired	(2,006,715)	(25,094,086)

Net increase (decrease) in shares outstanding before conversion	(324,733)	(4,134,920)
Shares reacquired upon conversion into Class A	(1,762,481)	(21,769,606)

Net increase (decrease) in shares outstanding	(2,087,214)	$(25,904,526)

Year ended July 31, 2006:
Shares sold	1,665,459	$20,206,680
Shares issued in reinvestment of dividends and distributions	1,493,916	17,318,764
Shares reacquired	(2,411,086)	(29,206,245)

Net increase (decrease) in shares outstanding before conversion	748,289	8,319,199
Shares issued upon conversion into Class A	(1,802,640)	(21,280,684)

Net increase (decrease) in shares outstanding	(1,054,351)	$(12,961,485)

Target Asset Allocation Funds/Target Moderate Allocation Fund	71

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended July 31, 2007:
Shares sold	1,500,167	$18,642,374
Shares issued in reinvestment of dividends and distributions	432,560	5,366,142
Shares reacquired	(2,223,906)	(27,822,107)

Net increase (decrease) in shares outstanding	(291,179)	$(3,813,591)

Year ended July 31, 2006:
Shares sold	2,152,510	$26,046,772
Shares issued in reinvestment of dividends and distributions	837,168	9,705,532
Shares reacquired	(1,936,047)	(23,430,589)

Net increase (decrease) in shares outstanding	1,053,631	$12,321,715

Class M
Year ended July 31, 2007:
Shares sold	414,317	$5,145,890
Shares issued in reinvestment of dividends and distributions	33,470	414,011
Shares reacquired	(271,560)	(3,409,806)

Net increase (decrease) in shares outstanding before conversion	176,227	2,150,095
Shares reacquired upon conversion into Class A	(52,144)	(662,084)

Net increase (decrease) in shares outstanding	124,083	$1,488,011

Year ended July 31, 2006:
Shares sold	379,266	$4,617,335
Shares issued in reinvestment of dividends and distributions	43,758	506,434
Shares reacquired	(232,364)	(2,812,052)

Net increase (decrease) in shares outstanding	190,660	$2,311,717

Class R
Year ended July 31, 2007:
Shares sold	66,409	$855,613
Shares issued in reinvestment of dividends and distributions	15,613	195,210
Shares reacquired	(57,198)	(724,439)

Net increase (decrease) in shares outstanding	24,824	$326,384

Year ended July 31, 2006:
Shares sold	323,254	$4,017,519
Shares issued in reinvestment of dividends and distributions	30,204	351,734
Shares reacquired	(65,471)	(795,171)

Net increase (decrease) in shares outstanding	287,987	$3,574,082

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Class X	Shares	Amount
Year ended July 31, 2007:
Shares sold	122,185	$1,514,502
Shares issued in reinvestment of dividends and distributions	22,064	273,486
Shares reacquired	(102,704)	(1,292,654)

Net increase (decrease) in shares outstanding before conversion	41,545	495,334
Shares reacquired upon conversion into Class A	(949)	(12,310)

Net increase (decrease) in shares outstanding	40,596	$483,024

Year ended July 31, 2006:
Shares sold	297,112	$3,569,673
Shares issued in reinvestment of dividends and distributions	21,091	244,571
Shares reacquired	(89,921)	(1,086,961)

Net increase (decrease) in shares outstanding before conversion	228,282	2,727,283
Shares reacquired upon conversion into Class A	(8,616)	(104,936)

Net increase (decrease) in shares outstanding	219,666	$2,622,347

Class Z
Year ended July 31, 2007:
Shares sold	247,064	$3,153,944
Shares issued in reinvestment of dividends and distributions	53,637	672,118
Shares reacquired	(255,541)	(3,191,770)

Net increase (decrease) in shares outstanding	45,160	$634,292

Year ended July 31, 2006:
Shares sold	644,127	$7,781,643
Shares issued in reinvestment of dividends and distributions	76,312	888,991
Shares reacquired	(340,340)	(4,177,845)

Net increase (decrease) in shares outstanding	380,099	$4,492,789

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Companies”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA, which was renewed on October 27, 2006, provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Companies pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the SCA is October 26, 2007. For the period October 29, 2005 through October 26, 2006, the Companies paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

Target Asset Allocation Funds/Target Moderate Allocation Fund	73

Notes to Financial Statements

Cont’d

The Trust utilized the line of credit during the year ended July 31, 2007. The average daily balance for the 15 days the Trust had an outstanding balance was approximately $500,000 at a weighted average interest rate of approximately 5.72%.

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits or expenses resulting from tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

JULY 31, 2007	ANNUAL REPORT

Target Asset Allocation Funds/ Target Moderate Allocation Fund

Financial Highlights

Class A
Year Ended July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.92

Income (loss) from investment operations:
Net investment income	.22
Net realized and unrealized gain on investment transactions	1.31

Total from investment operations	1.53

Less Dividends and Distributions:
Dividends from net investment income	(.22)
Distributions from net realized gains	(.48)

Total dividends and distributions	(.70)

Net asset value, end of year	$12.75

Total Return(a)	13.03%
Ratios/Supplemental Data:
Net assets, end of year (000)	$165,073
Average net assets (000)	$154,791
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.18%
Expenses, excluding distribution and service (12b-1) fees	.93%
Net investment income	1.72%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	195%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2006(b)	2005(b)	2004	2003(b)

$12.56	$10.96	$9.89	$8.86

.20	.14	.12	.15
.45	1.61	1.09	1.02

.65	1.75	1.21	1.17

(.22)	(.15)	(.14)	(.14)
(1.07)	—	—	—

(1.29)	(.15)	(.14)	(.14)

$11.92	$12.56	$10.96	$9.89

5.53%	16.01%	12.27%	13.29%

$135,384	$103,989	$79,172	$58,862
$118,651	$91,030	$72,043	$51,006

1.33%	1.32%	1.35%	1.49%
1.08%	1.07%	1.10%	1.24%
1.67%	1.17%	1.15%	1.66%

324%	285%	100%	158%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	77

Financial Highlights

Class B
Year Ended July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.87

Income (loss) from investment operations:
Net investment income	.12
Net realized and unrealized gain on investment transactions	1.32

Total from investment operations	1.44

Less Dividends and Distributions:
Dividends from net investment income	(.13)
Distributions from net realized gains	(.48)

Total dividends and distributions	(.61)

Net asset value, end of year	$12.70

Total Return(a)	12.27%
Ratios/Supplemental Data:
Net assets, end of year (000)	$156,676
Average net assets (000)	$167,764
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.93%
Expenses, excluding distribution and service (12b-1) fees	.93%
Net investment income	.97%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2006(b)	2005(b)	2004	2003(b)

$12.52	$10.92	$9.86	$8.83

.11	.05	.04	.08
.44	1.61	1.08	1.03

.55	1.66	1.12	1.11

(.13)	(.06)	(.06)	(.08)
(1.07)	—	—	—

(1.20)	(.06)	(.06)	(.08)

$11.87	$12.52	$10.92	$9.86

4.65%	15.24%	11.37%	12.58%

$171,286	$193,795	$170,863	$129,759
$187,321	$184,197	$157,550	$113,902

2.08%	2.07%	2.10%	2.24%
1.08%	1.07%	1.10%	1.24%
.92%	.41%	.41%	.91%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	79

Financial Highlights

Class C
Year Ended July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.87

Income (loss) from investment operations:
Net investment income	.12
Net realized and unrealized gain on investment transactions	1.32

Total from investment operations	1.44

Less Dividends and Distributions:
Dividends from net investment income	(.13)
Distributions from net realized gains	(.48)

Total dividends and distributions	(.61)

Net asset value, end of year	$12.70

Total Return(a)	12.27%
Ratios/Supplemental Data:
Net assets, end of year (000)	$128,243
Average net assets (000)	$129,699
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.93%
Expenses, excluding distribution and service (12b-1) fees	.93%
Net investment income	.97%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2006(b)	2005(b)	2004	2003(b)

$12.52	$10.92	$9.86	$8.83

.11	.05	.04	.08
.44	1.61	1.08	1.03

.55	1.66	1.12	1.11

(.13)	(.06)	(.06)	(.08)
(1.07)	—	—	—

(1.20)	(.06)	(.06)	(.08)

$11.87	$12.52	$10.92	$9.86

4.65%	15.24%	11.37%	12.58%

$123,378	$116,893	$100,712	$77,008
$121,100	$108,434	$94,252	$59,626

2.08%	2.07%	2.10%	2.24%
1.08%	1.07%	1.10%	1.24%
.92%	.41%	.41%	.89%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	81

Financial Highlights

Class M
Year Ended July 31, 2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.85

Income (loss) from investment operations:
Net investment income	.12
Net realized and unrealized gain on investment transactions	1.30

Total from investment operations	1.42

Less Dividends and Distributions:
Dividends from net investment income	(.13)
Distributions from net realized gains	(.48)

Total dividends and distributions	(.61)

Net asset value, end of period	$12.66

Total Return(b)	12.21%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,277
Average net assets (000)	$8,529
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.93%
Expenses, excluding distribution and service (12b-1) fees	.93%
Net investment income	.96%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Annualized.
(d)	Calculated based upon average shares outstanding during the period.

See Notes to Financial Statements.

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Class M
Year Ended July 31, 2006(d)	October 4, 2004(a) Through July 31, 2005

$12.49	$11.34

.11	.09
.45	1.15

.56	1.24

(.13)	(.09)
(1.07)	—

(1.20)	(.09)

$11.85	$12.49

4.74%	10.96%

$6,272	$4,233
$5,622	$2,203

2.08%	2.07	%(c)
1.08%	1.07	%(c)
.93%	.54	%(c)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	83

Financial Highlights

Class R
Year Ended July 31, 2007(e)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.93

Income (loss) from investment operations:
Net investment income	.18
Net realized and unrealized gain on investment transactions	1.32

Total from investment operations	1.50

Less Dividends and Distributions:
Dividends from net investment income	(.19)
Distributions from net realized gains	(.48)

Total dividends and distributions	(.67)

Net asset value, end of period	$12.76

Total Return(b)	12.75%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,995
Average net assets (000)	$3,679
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.43%
Expenses, excluding distribution and service (12b-1) fees	.93%
Net investment income	1.46%

(a)	Commencement of offering new share class.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Annualized.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Calculated based upon average shares outstanding during the period.

See Notes to Financial Statements.

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Class R
Year Ended July 31, 2006(e)	October 4, 2004(a) Through July 31, 2005

$12.56	$11.40

.18	.10
.46	1.19

.64	1.29

(.20)	(.13)
(1.07)	—

(1.27)	(.13)

$11.93	$12.56

5.35%	11.39%

$3,438	$3
$2,872	$3

1.58%	1.57	%(c)
1.08%	1.07	%(c)
1.42%	1.02	%(c)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	85

Financial Highlights

Class X
Year Ended July 31, 2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.87

Income (loss) from investment operations:
Net investment income	.12
Net realized and unrealized gain on investment transactions	1.31

Total from investment operations	1.43

Less Dividends and Distributions:
Dividends from net investment income	(.13)
Distributions from net realized gains	(.48)

Total dividends and distributions	(.61)

Net asset value, end of period	$12.69

Total Return(b)	12.19%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5,617
Average net assets (000)	$5,644
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.93%
Expenses, excluding distribution and service (12b-1) fees	.93%
Net investment income	.96%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Annualized.
(d)	Calculated based upon average shares outstanding during the period.

See Notes to Financial Statements.

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Class X
Year Ended July 31, 2006(d)	October 4, 2004(a) Through July 31, 2005

$12.52	$11.34

.12	.09
.43	1.18

.55	1.27

(.13)	(.09)
(1.07)	—

(1.20)	(.09)

$11.87	$12.52

4.65%	11.23%

$4,773	$2,284
$3,571	$1,105

2.08%	2.07	%(c)
1.08%	1.07	%(c)
.96%	.59	%(c)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	87

Financial Highlights

Class Z
Year Ended July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.94

Income (loss) from investment operations:
Net investment income	.25
Net realized and unrealized gain on investment transactions	1.31

Total from investment operations	1.56

Less Dividends and Distributions:
Dividends from net investment income	(.25)
Distributions from net realized gains	(.48)

Total dividends and distributions	(.73)

Net asset value, end of year	$12.77

Total Return(a)	13.30%
Ratios/Supplemental Data:
Net assets, end of year (000)	$14,902
Average net assets (000)	$14,168
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.93%
Expenses, excluding distribution and service (12b-1) fees	.93%
Net investment income	1.97%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z
Year Ended July 31,
2006(b)	2005(b)	2004	2003(b)

$12.58	$10.97	$9.90	$8.87

.24	.17	.15	.16
.44	1.62	1.09	1.03

.68	1.79	1.24	1.19

(.25)	(.18)	(.17)	(.16)
(1.07)	—	—	—

(1.32)	(.18)	(.17)	(.16)

$11.94	$12.58	$10.97	$9.90

5.78%	16.36%	12.53%	13.54%

$13,388	$9,329	$7,678	$8,679
$12,022	$8,425	$9,098	$4,090

1.08%	1.07%	1.10%	1.24%
1.08%	1.07%	1.10%	1.24%
1.93%	1.41%	1.41%	1.86%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Moderate Allocation Fund	89

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Target Asset Allocation Funds—Target Moderate Allocation Fund:

We have audited the accompanying statement of assets and liabilities of the Target Moderate Allocation Fund (hereafter referred to as the “Fund”), a portfolio of the Target Asset Allocation Funds, including the portfolio of investments, as of July 31, 2007, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2003, were audited by another independent registered public accounting firm, whose report dated September 29, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the four-year period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

September 27, 2007

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (July 31, 2007) as to the federal income tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended July 31, 2007, the Fund paid distributions for Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares of $0.2192 per share, $0.1254 per share, $0.1254 per share, $0.1254 per share, $0.1878 per share, $0.1254 per share and $0.2527 per share, respectively, from net investment income and $0.0892 per share of short-term capital gains for Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares which are taxable as ordinary income. Additionally, the Fund paid $0.3951 per share of long-term capital gains for Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares which are taxable as such.

As required by the Internal Revenue Code, the following percentages of ordinary income dividends paid for the year ended July 31, 2007 have been designated as 1) Qualified for the reduced tax rate (QDI) under The Job and Growth Tax Relief Reconciliation Act of 2003 2) dividends received deduction (DRD) eligible for corporate shareholders 3) qualified interest income (QII) dividends under The American Jobs Creation Act of 2004 and 4) qualified short-term capital gain (QSTCG) dividends under The American Jobs Creation Act of 2004:

	QDI(1)	DRD(2)	QII(3)	QSTCG(4)
Moderate Allocation Fund	48.86%	30.39%	65.95%	87.71%

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 33.61% of the ordinary income dividends paid qualify for such deduction.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Target Asset Allocation Funds/Target Moderate Allocation Fund	91

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Target Asset Allocation Funds—Target Moderate Allocation Fund (the “Fund”) is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Trustee since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Trustee since 1999(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Trustee since 1998(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Trustee since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001); Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Trustee since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (64), Trustee since 1999(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Trustee since 1999(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (59), President since 2003 and Trustee since 2000(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Trustee since 1999(3) Oversees 141 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Target Asset Allocation Funds/Target Moderate Allocation Fund	93

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Advanced Series Trust (formerly American Skandia Trust), and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

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(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Target Asset Allocation Funds/Target Moderate Allocation Fund	95

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Target Asset Allocation Funds oversees the management of the Target Moderate Allocation Fund (the “Fund”), and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three- and five-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadviser, each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements (continued)

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the fund and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Performance of Target Moderate Allocation Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Retail and Institutional Mixed-Asset Target Allocation Growth Funds Performance Universe) was in the first quartile for the three- and five-year periods, and that it was in the second quartile for the one-year period. The Board also noted that the Fund outperformed its benchmark during all periods. The Board

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concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s management fees ranked in the Expense Group’s third quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Target Asset Allocation Funds/Target Moderate Allocation Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds. After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/07
	One Year	Five Years	Since Inception
Class A	6.81%	10.71%	6.14%
Class B	7.27	11.03	6.02
Class C	11.27	11.17	6.02
Class M	6.21	N/A	8.66
Class R	12.75	N/A	10.43
Class X	6.19	N/A	8.71
Class Z	13.30	12.24	7.09

Average Annual Total Returns (Without Sales Charges) as of 7/31/07
	One Year	Five Years	Since Inception
Class A	13.03%	11.97%	6.83%
Class B	12.27	11.17	6.02
Class C	12.27	11.17	6.02
Class M	12.21	N/A	9.86
Class R	12.75	N/A	10.43
Class X	12.19	N/A	9.92
Class Z	13.30	12.24	7.09

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. Maximum sales charge is 5.50%. Gross operating expenses:

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Class A, 1.23%; Class B, 1.93%; Class C, 1.93%; Class M, 1.93%; Class R, 1.68%; Class X, 1.93%; Class Z, 0.93%. Net operating expenses apply to: Class A, 1.18%; Class B, 1.93%; Class C, 1.93%; Class M, 1.93%; Class R, 1.43%; Class X, 1.93%; Class Z, 0.93%, after contractual reduction through 11/30/2008.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, C, and Z, 11/18/98; Class M, R, and X, 10/04/04.

The graph compares a $10,000 investment in the Target Moderate Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Customized Benchmark for the Target Moderate Allocation Fund (Customized Blend) by portraying the initial account values at the commencement of operations for Class A shares (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2007) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Customized Benchmark is a model portfolio consisting of the Russell 3000 Index (52%), MSCI EAFE (13%), and the Lehman Brothers U.S. Aggregate Bond Index (35%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year, a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year, a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. Class R and Z shares are not subject to a sales charge. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Target Asset Allocation Funds/Target Moderate Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudential.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Goldman Sachs Asset Management LP	32 Old Slip 23rd Floor New York, NY 10005

	Hotchkis and Wiley Capital Management LLC	725 South Figueroa Street Suite 3900 Los Angeles, CA 90017

	JP Morgan Investment Management, Inc.	522 Fifth Avenue New York, NY 10036

	LSV Asset Management	One North Wacker Drive Suite 4000 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	NFJ Investment Group L.P.	2100 Ross Avenue Suite 1840 Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

	Thornburg Investment Management, Inc.	119 East Marcy Street Santa Fe, NM 87501

	Vaughan Nelson Investment Management, LP	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	P.O. Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Target Moderate Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PAMGX	DMGBX	PIMGX	N/A	SPMRX	N/A	PDMZX
CUSIP	87612A807	87612A880	87612A872	87612A849	87612A864	87612A831	87612A856

MFSP504E3    IFS-A138305                Ed. 09/2007

JULY 31, 2007	ANNUAL REPORT

Target Growth Allocation Fund

OBJECTIVE

Seeks long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Target Funds, Prudential, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

September 14, 2007

Dear Shareholder:

On the following pages, you’ll find your annual report for the Target Growth Allocation Fund.

Target Asset Allocation Funds are managed by institutional-quality asset managers selected, matched, and monitored by a research team from Prudential Investments LLC. Portions of the Funds’ assets are assigned to carefully chosen asset managers, with the allocations actively managed on the basis of our projections for the financial markets and the managers’ individual strengths.

We believe our Target Growth Allocation Fund will help you to achieve broad, actively managed diversification at a targeted risk/return balance with a single investment purchase. We appreciate your continued confidence in us.

Sincerely,

Judy A. Rice, President

Target Asset Allocation Funds

Target Asset Allocation Funds/Target Growth Allocation Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.40%; Class B, 2.10%; Class C, 2.10%; Class M, 2.10%; Class R, 1.85%; Class X, 2.10%; Class Z, 1.10%. Net operating expenses apply to: Class A, 1.35%; Class B, 2.10%; Class C, 2.10%; Class M 2.10%; Class R, 1.60%; Class X, 2.10%; Class Z, 1.10%, after contractual reduction through 11/30/2008.

Cumulative Total Returns as of 7/31/07
	One Year	Five Years	Since Inception[1]
Class A	16.93%	101.34%	94.96%
Class B	16.14	93.78	82.77
Class C	16.14	93.78	82.77
Class M	16.28	N/A	43.82
Class R	16.76	N/A	45.74
Class X	16.03	N/A	43.62
Class Z	17.32	104.09	99.70
S&P 500 Index[2]	16.13	74.72	**
Customized Blend[3]	17.64	92.99	***
Lipper Multi-Cap Core Funds Average[4]	16.36	80.23	****

Average Annual Total Returns[5] as of 6/30/07
	One Year	Five Years	Since Inception[1]
Class A	13.24%	11.79%	7.71%
Class B	13.96	12.08	7.62
Class C	17.96	12.21	7.62
Class M	13.10	N/A	14.28
Class R	19.50	N/A	15.95
Class X	12.85	N/A	14.22
Class Z	20.16	13.35	8.72
S&P 500 Index[2]	20.57	10.70	**
Customized Blend[3]	21.45	12.78	***
Lipper Multi-Cap Core Funds Average[4]	19.24	11.02	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent

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deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class M and Class X shares are subject to a maximum CDSC of 6%. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, B, C, and Z, 11/18/98; Class M, R, and X, 10/04/04.

2The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Customized Benchmark for Target Growth Allocation Fund (Customized Blend) is a model portfolio consisting of the Russell 3000® Index (80%) and the MSCI EAFE (20%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund.

4The Lipper Multi-Cap Core Funds Average (Lipper Average) represents funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase (eight years in the case of shares purchased prior to August 19, 1998), Class X shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Customized Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, Customized Blend, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

**S&P 500 Index Closest Month-End to Inception cumulative total returns as of 7/31/07 are 43.46% for Classes A, B, C, and Z; and 37.51% for Classes M, R, and X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 6/30/07 are 4.68% for Classes A, B, C, and Z; and 13.57% for Classes M, R, and X.

***Customized Blend Closest Month-End to Inception cumulative total returns as of 7/31/07 are 62.25% for Classes A, B, C, and Z; and 47.41% for Classes M, R, and X. Customized Blend Closest Month-End to Inception average annual total returns as of 6/30/07 are 6.18% for Classes A, B, C, and Z; and 16.45% for Classes M, R, and X.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 7/31/07 are 84.22% for Classes A, B, C, and Z; and 39.96% for Classes M, R, and X. Lipper Average Closest Month-End to Inception average annual total returns as of 6/30/07 are 7.20% for Classes A, B, C, and Z; and 14.23% for Classes M, R, and X.

Target Asset Allocation Funds/Target Growth Allocation Fund	3

Your Fund’s Performance (continued)

Fund objective

The investment objective of the Target Growth Allocation Fund is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

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Source: Lipper Inc.

The chart above shows the total returns for 12 months ended July 31, 2007, of various securities indexes that are generally considered representative of broad market sectors. It does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of the Target Growth Allocation Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed. The Fund utilizes the net dividends (ND) version of the MSCI EAFE Index. The net dividends and gross dividends versions of the MSCI EAFE Index differ in that net dividends returns reflect the impact of the maximum withholding taxes on reinvested dividends, while the gross dividends version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Target Asset Allocation Funds/Target Growth Allocation Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Target Growth Allocation Fund’s performance is compared to a customized benchmark composed of broad indexes for domestic and international stocks in an 80%/20% asset allocation considered appropriate for a growth-oriented balance of risk and return potential. The Fund’s Class A shares returned 16.93% for the fiscal year ended July 31, 2007, trailing the 17.64% of the customized benchmark, but outperforming the 16.36% of the Lipper Multi-Cap Core Funds Average.

Describe the market environment for U.S. stocks.

The domestic stock market performed well for much of the 12-month reporting period. As the period began, the Federal Reserve (the Fed) ended a string of 17 consecutive increases in short-term interest rates as a cooling housing market slowed economic growth in the United States. This contributed to a domestic stock rally that continued into 2007, supported by generally strong corporate earnings and relatively low interest rates and inflation. In this attractive interest-rate environment, corporate merger and acquisition activity reached record levels, lifting stock prices. Share prices also benefited because some corporations increased their dividends, while other firms bought back their shares from the marketplace.

The equity market advanced steadily until February when China’s Shanghai Composite Index dropped 8.8% overnight, sparking a global stock sell-off. Strong global economic growth and corporate takeovers helped stocks recover and markets reached record highs. But by June, it became clear that the impact of the housing market slump was more widespread then originally thought. Hedge funds in the United States and abroad collapsed after dramatic declines in the value of debt securities backed by subprime mortgages (home loans made to borrowers with poor credit histories) that have experienced soaring delinquencies and foreclosures. Rating agencies downgraded these bonds. Amid growing concern about risky debt securities in general, some investment banks had to postpone issuing high yield corporate “junk” bonds whose proceeds were intended to help finance corporate takeovers via leveraged buyout (LBO) deals. Consequently, LBO activity slowed, putting further pressure on equity prices because fewer companies were viewed as potential takeover targets.

Growth stocks performed better than value stocks in small and large capitalization ranges. Deteriorating conditions in the subprime mortgage market hurt the financial services sector, while the information technology sector benefited from strong sales overseas. The resulting rotation from financials to information technology helped growth stocks outperform, as the former is more heavily weighted in value and the latter in growth. Large-cap stocks benefited from investors’ renewed focus on

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companies most likely to grow their earnings and changes in the interest rate environment. When earnings growth slows, large companies with greater overseas exposure and less interest-rate sensitivity tend to outperform small companies. For the period, large caps outperformed small caps.

Describe the market environment for international stocks.

International stocks, benefiting from healthy economies, merger and acquisition activity, and strong earnings growth, performed well and the MSCI EAFE ND Index, representing the broad international equity market of developed countries excluding the United States and Canada, returned more than 20% in U.S. dollar terms. A portion of the gains was attributable to the weakness of the U.S. dollar that declined in value versus most major currencies, pressured by rising trade deficits and slowing economic growth. In July 2007, the U.S. currency fell to a then record low against the euro and a 26-year low against the British pound.

Nordic and European markets were among the best performing within the MSCI EAFE ND Index, while Japan was the weakest. The economies of Nordic countries Sweden, Norway, Denmark, and Finland, prospering under strong consumer demand, robust exports, and labor market overhauls, have expanded rapidly. European countries including Germany benefited from corporate restructuring and strong exports. Japan lagged in part due to high stock valuations and a weaker profit outlook along with only limited participation in the merger and acquisition boom that lifted U.S. and European stocks. Emerging market stocks, particularly China, India, and Brazil, outperformed the MSCI EAFE ND Index, despite a global stock sell-off in February that originated in China.

How is the Fund managed?

The Fund is one of three Target Asset Allocation Funds. Institutional investment managers are subadvisors for these funds, with one or more managing each asset class. We monitor changes in personnel, practices, and performance at the various asset management companies. Managers may be changed or added to a fund if we think it will improve performance.

The Fund’s strategic (long-term) asset allocation strategy is based on research into the historical and expected returns of various asset classes and their associated risks. We analyze worldwide economic and market factors to arrive at an outlook that in turn guides our decisions about the Fund’s equity and fixed income allocation. We analyze the investment strategies of different asset managers and how they have performed in various economic and market environments. The Fund is then diversified across a mix of asset classes with proven money managers managing a sleeve, or portion of the portfolio, in their field of expertise.

Target Asset Allocation Funds/Target Growth Allocation Fund	7

Strategy and Performance Overview (continued)

We make dynamic (medium-term) asset allocation adjustments based on our view of the macroeconomic environment, the capital markets, and the investment strengths of the various asset managers. Our asset allocation team draws upon its own research into current market conditions, Wall Street research, and the asset manager’s insights.

Analysis of the Fund’s performance relative to its benchmark can be broken into two components:

•	Asset allocation decisions relative to the Fund’s overall benchmark

•	Asset managers’ performance relative to their asset class benchmark

How did the asset allocation affect the Fund’s relative performance?

Active asset allocation contributed positively to the Fund’s performance. The allocation to international benefited the Fund, as these stocks easily outperformed the U.S. stock market. However, an overweight allocation to small-cap stocks relative to large-cap stocks detracted from the Fund’s performance. During the first five months of the period, the manager favored shares of smaller companies, but began to shift toward larger caps coming into 2007. For the period, the Russell 1000® Index, a measure of large-cap stock performance, returned 16.45%, easily beating the 12.12% return of the Russell 2000® Index, a proxy for small-cap stocks.

Which decisions made by asset managers had a significant impact on the Fund’s relative performance?

Of the asset managers, Thornburg Investment Management and LSV Asset Management did a good job of managing the Fund’s international holdings. The top contributor to performance was Thornburg’s international portion, which beat the MSCI EAFE ND Index by a wide margin due to country allocation and stock selection. Its holdings in the stocks of companies in Canada, China, and Mexico, all top performing countries not represented in the MSCI EAFE ND Index, helped Fund performance. An underweight to Japan, which is included in the MSCI EAFE ND Index, but where stock market performance struggled, was beneficial. Stock selection within the Japanese market, as well as in the United Kingdom, also aided the Fund’s returns. LSV’s international component also beat the MSCI EAFE ND Index, primarily due to holdings in the industrials and consumer discretionary sectors. From the perspective of country allocation, the Fund benefited most from its exposure to stocks in Australia, France, Hong Kong, and Germany.

NFJ Investment Group LP did a good job of managing the Fund’s large-cap value holdings, somewhat offsetting the relative weakness of that investing style. It beat its benchmark, the Russell 1000 Value® Index, primarily due to industry-weight

8	Visit our website at www.prudential.com

decisions. An overweight allocation to the oil services industry benefited from rising energy prices and increasing demand. An underweight allocation to the financial services sector generally helped, particularly by avoiding banks and real estate investment trusts (REITs). Rising interest rates hurt both industries, and concerns about subprime mortgages and a weakening housing market weighed on banks.

Conversely, although large-cap growth stocks gained solidly, the large-cap growth portion managed by Goldman Sachs Asset Management detracted from Fund performance. This was due primarily to stock-specific factors, particularly in the consumer cyclical, technology, and financial services sectors. The manager’s investment strategies also hindered performance. For example, its preference for high beta stocks (shares that are more volatile than the market) hurt when the market sold off during the last two months of the reporting period.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Target Asset Allocation Funds/Target Growth Allocation Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2007, at the beginning of the period, and held through the six-month period ended July 31, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Target Asset Allocation Funds that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

10	Visit our website at www.prudential.com

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Target Growth Allocation Fund		Beginning Account Value February 1, 2007	Ending Account Value July 31, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,027.40	1.42%	$7.14
	Hypothetical	$1,000.00	$1,017.75	1.42%	$7.10

Class B	Actual	$1,000.00	$1,023.20	2.17%	$10.89
	Hypothetical	$1,000.00	$1,014.03	2.17%	$10.84

Class C	Actual	$1,000.00	$1,023.20	2.17%	$10.89
	Hypothetical	$1,000.00	$1,014.03	2.17%	$10.84

Class M	Actual	$1,000.00	$1,023.20	2.17%	$10.89
	Hypothetical	$1,000.00	$1,014.03	2.17%	$10.84

Class R	Actual	$1,000.00	$1,026.90	1.67%	$8.39
	Hypothetical	$1,000.00	$1,016.51	1.67%	$8.35

Class X	Actual	$1,000.00	$1,023.20	2.17%	$10.89
	Hypothetical	$1,000.00	$1,014.03	2.17%	$10.84

Class Z	Actual	$1,000.00	$1,028.90	1.17%	$5.89
	Hypothetical	$1,000.00	$1,018.99	1.17%	$5.86

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2007, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Target Asset Allocation Funds/Target Growth Allocation Fund	11

Portfolio of Investments

as of July 31, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.7%
COMMON STOCKS 97.7%

Advertising 0.1%
13,000	JC Decaux SA (France)	$403,527
7,880	Marchex, Inc. (Class B Stock)	106,223

		509,750

Aerospace & Defense 3.5%
2,700	AAR Corp.*	80,541
1,100	Alliant Techsystems, Inc.*	109,021
3,380	BE Aerospace, Inc.*	137,093
20,251	Boeing Co. (The)	2,094,561
780	DRS Technologies, Inc.	40,841
14,100	Empresa Brasileira de Aeronautica SA, ADR (Brazil)	609,543
24,088	General Dynamics Corp.	1,892,353
1,600	Goodrich Corp.	100,656
5,570	HEICO Corp.	223,691
8,800	Honeywell International, Inc.	506,088
20,483	Lockheed Martin Corp.	2,017,166
4,425	Moog, Inc. (Class A Stock)*	189,479
40,100	Northrop Grumman Corp.	3,051,610
13,900	Raytheon Co.	769,504
1,600	Teledyne Technologies, Inc.*	70,992
3,600	Thales SA (France)	205,952
7,600	United Technologies Corp.	554,572

		12,653,663

Agricultural Chemicals 0.2%
10,500	Potash Corp. of Saskatchewan, Inc. (Canada)	847,770

Airlines 0.3%
82,000	Air New Zealand Ltd. (New Zealand)	165,818
400	Copa Holdings SA (Panama)	21,964
95,900	Qantas Airways Ltd. (Australia)	465,355
27,000	Singapore Airlines Ltd. (Singapore)	341,171

		994,308

Auto Components 0.3%
100	ArvinMeritor, Inc.	1,983
3,300	Magna International, Inc. (Class A Stock) (Canada)	289,443
7,150	Paccar, Inc.	585,013
900	TRW Automotive Holdings Corp.*	29,583

		906,022

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	13

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)
COMMON STOCKS (cont’d.)

Auto/Trucks Parts & Equipment 0.1%
7,300	Nifco, Inc. (Japan)	$171,569

Automobile Manufacturers 1.8%
2,200	Daimler-Chrysler AG (Germany)	199,261
47,000	Fuji Heavy Industries, Ltd. (Japan)	220,112
27,000	General Motors Corp.	874,800
15,200	Honda Motor Co. Ltd. (Japan)	551,904
38,400	Nissan Motor Co. Ltd. (Japan)	415,049
1,750	Penske Auto Group, Inc.	34,090
6,000	PSA Peugeot Citroen SA (France)	504,809
2,100	Renault SA (France)	303,494
21,300	Toyota Motor Corp. (Japan)	1,294,883
16,603	Toyota Motor Corp., ADR (Japan)	2,002,820
1,400	Volkswagen AG (Germany)	252,412

		6,653,634

Automotive Parts 0.7%
5,210	Amerigon, Inc.*	83,725
4,000	Compagnie Generale des Establissements Michelin (Class B Stock) (France)	528,119
400	Georg Fischer AG (Switzerland)*	326,861
49,200	GKN PLC (United Kingdom)	382,077
5,900	Johnson Controls, Inc.	667,585
6,000	Valeo SA (France)	307,619
30,000	Yokohama Rubber Co. Ltd. (Japan)	214,461

		2,510,447

Beverages 0.8%
9,000	Anheuser-Busch Cos., Inc.	438,930
9,200	Asahi Breweries Ltd. (Japan)	130,967
2,400	Carlsberg AS (Denmark)	307,893
17,200	Coca-Cola Co. (The)	896,292
1,600	Molson Coors Brewing Co. (Class B Stock)	142,304
5,800	PepsiCo, Inc.	380,596
31,228	SABMiller PLC (United Kingdom)	800,898

		3,097,880

Biotechnology 0.9%
28,183	Genentech, Inc.*	2,096,252
30,000	Gilead Sciences, Inc.*	1,116,900
2,390	Integra LifeSciences Holdings Corp.*	118,663
600	Syngenta AG (Switzerland)	113,202

		3,445,017

See Notes to Financial Statements.

14	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)
Broadcasting 0.1%
4,600	Liberty Media Holding Corp. (Capital) (Class A Stock)	$526,470

Building Materials 0.2%
122,565	Kingfisher (United Kingdom)	525,777
6,650	Rollins, Inc.	158,270

		684,047

Building Products 0.1%
1,041	Ceradyne, Inc.*	77,690
2,335	Lennox International, Inc.	89,430
11,400	Masco Corp.	310,194

		477,314

Business Services 1.0%
1,300	Administaff, Inc.	42,510
7,090	Barrett Business Services, Inc.	178,952
8,200	Manpower, Inc.	648,210
16,977	MasterCard, Inc. (Class A Stock)	2,729,901
8,110	Perficient, Inc.*	160,335

		3,759,908

Cable Television 1.1%
95,253	Comcast Corp. (Class A Stock)*	2,502,297
30,459	DIRECTV Group, Inc. (The)*	682,586
22,100	Rogers Communications, Inc. (Class B Stock) (Canada)	998,933

		4,183,816

Capital Markets 0.1%
7,947	Raymond James Financial, Inc.	243,734

Chemicals 3.4%
10,071	Air Products & Chemicals, Inc.	869,832
950	Airgas, Inc.	44,365
120	Arkema (France)*	7,766
26,000	Asahi Kasei Corp. (Japan)	185,749
13,400	BASF AG (Germany)	1,733,115
11,800	Celanese Corp.	442,500
2,500	Ciba Specialty Chemicals AG (Switzerland)	151,970
580	Cytec Industries, Inc.	38,854
35,700	Denki Kagaku Kogyo Kabushiki Kiasha (Japan)	177,611
38,000	Dow Chemical Co.	1,652,240
14,200	Eastman Chemical Co.	977,244

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	15

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (cont’d.)

Chemicals (cont’d.)
600	FMC Corp.	$53,478
600	Givaudan SA (Switzerland)	561,540
33,100	Mitsubishi Chemical Holdings Corp. (Japan)	300,872
37,970	Monsanto Co.	2,447,167
4,400	PPG Industries, Inc.	335,588
19,260	Praxair, Inc.	1,475,701
11,900	Rohm & Haas Co.	672,588
3,950	Scotts Miracle-Gro Co., (The) (Class A Stock)	161,911
3,550	Valspar Corp.	97,945

		12,388,036

Clothing & Apparel 0.3%
27,200	Gap, Inc. (The)	467,840
7,760	Iconix Brand Group, Inc.*	153,493
900	NIKE, Inc. (Class B Stock)	50,805
3,000	Phillips-Van Heusen Corp.	156,180
2,390	Volcom, Inc.*	84,797

		913,115

Commercial Banks 1.7%
10,400	Alliance & Leicester PLC (United Kingdom)	217,080
13,200	Allied Irish Banks PLC (Ireland)	342,691
72,207	Bank of America Corp.	3,424,056
14,458	Bank of New York Mellon Corp. (The)	615,188
5,800	Commonwealth Bank of Australia (Australia)	266,062
53,700	Royal Bank of Scotland Group PLC (United Kingdom)	639,345
1,100	Societe Generale (France)	189,067
4,200	UnionBanCal Corp.	232,092
900	Verwaltungs und Privat Bank AG (Liechtenstein)	240,015

		6,165,596

Commercial Services 1.0%
24,700	Accenture Ltd. (Class A Stock) (Bermuda)	1,040,611
30,300	Domtar Corp.* (Canada)	288,153
3,170	FirstService Corp. (Canada)*	103,722
1,025	Healthcare Services Group, Inc.	28,413
2,400	Healthspring, Inc.*	41,040
3,960	HMS Holdings Corp.*	75,359
3,000	Interserve PLC (United Kingdom)	27,268
4,600	ITT Educational Services, Inc.*	486,036

See Notes to Financial Statements.

16	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

600	McKesson Corp.	$34,656
21,734	Moody’s Corp.	1,169,289
3,150	Steiner Leisure Ltd. (Bahamas)*	131,828
3,305	Team, Inc.*	155,368
14,000	Toppan Printing Co. Ltd. (Japan)	151,669
1,135	Waste Connections, Inc.*	35,185

		3,768,597

Commercial Services & Supplies 0.1%
5,300	Sotheby’s	226,575

Communication Equipment 0.1%
2,750	Arris Group, Inc.*	40,755
1,325	CommScope, Inc.*	72,120
7,080	Nuance Communications, Inc.*	116,678

		229,553

Computer Hardware 2.4%
700	Affiliated Computer Services, Inc. (Class A Stock)*	37,562
29,214	Apple Computer, Inc.*	3,849,237
9,900	Dell, Inc.*	276,903
58,500	EMC Corp.*	1,082,835
40,120	Hewlett-Packard Co.	1,846,723
9,200	International Business Machines Corp.	1,017,980
1,980	Synaptics, Inc.*	69,538
23,900	Synopsys, Inc.*	584,594
2,275	Western Digital Corp.*	48,571

		8,813,943

Computer Networking
3,430	Atheros Communications, Inc.*	95,628

Computer Services & Software 0.2%
5,330	Advent Software, Inc.*	202,700
775	Blackbaud, Inc.	16,229
7,020	Concur Technologies, Inc.*	167,497
3,700	Global Payments, Inc.	138,380
615	Micros Systems, Inc.*	32,767
3,480	The9 Ltd., ADR (China)*	170,520
4,280	THQ, Inc.*	123,093

		851,186

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	17

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)
COMMON STOCKS (cont’d.)

Computer Software 1.1%
143,700	Microsoft Corp.	$4,165,863

Computers 0.3%
40,400	Electronic Data Systems Corp.	1,090,396
2,175	Tyler Technologies, Inc.*	26,165

		1,116,561

Computers & Peripherals 0.1%
9,400	Lexmark International, Inc. (Class A Stock)*	371,676
21,600	Sun Microsystems, Inc.*	110,160

		481,836

Conglomerates
700	Textron, Inc.	79,023

Construction 0.3%
700	Ciments Francais SA (France)	159,104
1,780	Granite Construction, Inc.	115,682
4,100	Hovnanian Enterprises, Inc. (Class A Stock)*	54,284
1,500	KB Home	47,715
2,300	Meritage Homes Corp.*	44,850
4,400	Standard Pacific Corp.	65,164
31,500	Taylor Woodrow PLC (United Kingdom)	207,518
10,900	Toll Brothers, Inc.*	239,037

		933,354

Construction Materials
44,900	CSR Ltd. (Australia)	126,647

Consumer Finance
2,259	Cash America International, Inc.	82,724
2,025	First Cash Financial Services, Inc.*	44,125

		126,849

Consumer Products 0.3%
9,300	Electrolux AB (Class B Stock) (Sweden)	232,562
2,790	Husqvarna AB (Sweden)	38,044
31,400	Shiseido Co. Ltd. (Japan)	669,618

		940,224

See Notes to Financial Statements.

18	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

Consumer Products & Services 1.0%
5,300	American Greetings Corp. (Class A Stock)	$131,069
3,100	Avon Products, Inc.	111,631
3,210	Bare Escentuals, Inc.*	90,554
3,450	Central Garden & Pet Co.*	43,401
6,000	Colgate-Palmolive Co.	396,000
4,120	NutriSystem, Inc.*	229,566
59,700	Pacific Brands Ltd. (Australia)	181,625
25,800	Procter & Gamble Co.	1,595,988
16,200	Reckitt Benckiser PLC (United Kingdom)	866,802
2,300	Snap-on, Inc.	120,359

		3,766,995

Consumer Services
1,435	McGrath RentCorp	42,935

Distribution/Wholesale 0.2%
1,625	Brightpoint, Inc.*	21,336
4,320	Houston Wire & Cable Co.*	111,326
2,950	LKQ Corp.*	83,869
26,800	Marubeni Corp. (Japan)	256,978
1,475	Owens & Minor, Inc.	56,714
18,100	Sumitomo Corp. (Japan)	350,542
100	W.W. Grainger, Inc.	8,736

		889,501

Distributors
970	WESCO International, Inc.*	51,944

Diversified Consumer Services
1,000	Regis Corp.	34,860

Diversified Financial Services 0.7%
1,120	Ameriprise Financial, Inc.	67,502
1,325	Financial Federal Corp.	37,564
28,300	JPMorgan Chase & Co.	1,245,483
9,320	KKR Financial Holdings LLC	193,297
13,707	Shinhan Financial Group Co. Ltd. (South Korea)	927,607

		2,471,453

Diversified Operations 0.3%
1,800	Ingersoll-Rand Co. Ltd. (Class A Stock) (Bermuda)	90,576
8,901	LVMH Moet Hennessy Louis Vuitton (France)	994,759

		1,085,335

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	19

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)
COMMON STOCKS (cont’d.)

Diversified Telecommunication Services 0.2%
23,900	Koninklijke (Royal) KPN NV (Netherlands)	$369,784
73,000	Telestra Corp. Ltd. (Australia)	284,881

		654,665

Education
4,890	DeVry, Inc.	158,436

Electric Utilities 1.0%
500	Entergy Corp.	49,980
16,500	Exelon Corp.	1,157,475
9,600	FirstEnergy Corp.	583,200
29,600	Fortum Oyj (Finland)	954,902
9,800	FPL Group, Inc.	565,754
17,100	Sierra Pacific Resources*	271,719
1,220	Westar Energy, Inc.	28,084

		3,611,114

Electronic Components 1.2%
1,900	Broadcom Corp. (Class A Stock)*	62,339
4,400	Checkpoint Systems, Inc.*	101,508
7,100	Energizer Holdings, Inc.*	716,390
10,000	Fanuc Ltd. (Japan)	1,082,429
5,200	FLIR Systems, Inc.*	226,980
6,475	General Cable Corp.*	514,762
34,000	Hitachi Ltd. (Japan)	244,526
32,000	Hongkong Electric Holdings (Hong Kong)	158,737
6,200	Hosiden Corp. (Japan)	96,619
1,960	Itron, Inc.*	155,683
17,200	Kansai Electric Power Co., Inc. (The) (Japan)	381,674
8,000	LSI Logic Corp.*	57,600
650	Rofin-Sinar Technologies, Inc.*	42,295
18,900	Sanmina-SCI Corp.*	51,975
13,475	TT Electronics PLC (United Kingdom)	49,019
7,700	Waters Corp.*	448,602

		4,391,138

Electronic Equipment & Instruments 0.3%
12,100	Alps Electric Co. Ltd. (Japan)	119,929
1,500	Tech Data Corp.*	56,205
22,050	Tyco Electronics Ltd. (Bermuda)*	789,831

		965,965

See Notes to Financial Statements.

20	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

Electronics
3,600	Benchmark Electronics, Inc.*	$79,920

Energy Equipment & Services 1.1%
5,088	Cameron International Corp.*	396,864
2,440	Dril-Quip, Inc.*	117,096
30,300	GlobalSantaFe Corp.	2,172,813
21,600	Halliburton Co.	778,032
5,100	Holly Corp.	343,689
5,810	Oil States International, Inc.*	254,129
1,800	Tidewater, Inc.	123,156

		4,185,779

Engineering/Construction 0.1%
4,225	URS Corp.*	208,124

Entertainment 0.2%
20,434	OPAP SA (Greece)	700,552

Entertainment & Leisure 1.4%
5,780	Allegiant Travel Co.*	169,874
17,600	Carnival PLC (United Kingdom)	767,747
16,210	Century Casinos, Inc.*	142,810
5,100	Harley-Davidson, Inc.	292,332
21,346	Las Vegas Sands, Inc.*	1,862,439
3,130	Life Time Fitness, Inc.*	160,945
2,696	Nintendo Co. Ltd. (Japan)	1,299,820
4,200	Royal Caribbean Cruises Ltd.	161,826
7,120	Scientific Games Corp. (Class A Stock)*	244,287

		5,102,080

Environmental Services
8,800	Allied Waste Industries, Inc.*	113,256

Equipment & Services
1,100	Schneider Electric SA (France)	146,776

Exchange Traded Fund
10	iShares Russell 1000 Value Index Fund	825

Farming & Agriculture 0.1%
25,100	AWB Ltd. (Australia)	76,363
207,300	Chaoda Modern Agriculture Holdings Ltd. (Hong Kong)	154,274

		230,637

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	21

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (cont’d.)

Finance–Consumer Loans
1,000	Promise Co. Ltd. (Japan)	$26,999

Financial–Bank & Trust 5.6%
6,562	ABN AMRO Holdings NV (Netherlands)	323,765
4,750	Astoria Financial Corp.	111,863
164,816	Banco Ambrosiano Veneto SpA (Italy)	1,246,797
22,100	Banco Bilbao Vizcaya Argentaria SA (Spain)	541,019
40,500	Banco Santander Central Hispano SA (Spain)	771,312
46,500	Barclays PLC (United Kingdom)	653,143
4,000	BB&T Corp.	149,680
7,100	BNP Paribas (France)	780,471
23,500	Bradford & Bingley PLC (United Kingdom)	198,058
357,606	China Merchants Bank Co. Ltd. (China)	1,279,887
6,900	Comerica, Inc.	363,354
8,300	Credit Agricole SA (France)	317,139
11,300	Credit Suisse Group (Switzerland)	737,121
7,300	Danske Bank SA (Denmark)	307,444
4,000	Deutsche Bank AG (Germany)	541,809
3,400	Dexia NV/SA (Belgium)	97,214
10,400	Fortis NV/SA (Belgium)	409,896
33,300	HBOS PLC (United Kingdom)	648,446
4,000	Hudson City Bancorp, Inc.	48,880
144,000	Lloyds TSB Group PLC (United Kingdom)	1,619,801
915	MB Financial, Inc.	29,170
5,000	Natexis Banques Populaire (France)	110,827
15,100	Nomura Holdings, Inc. (Japan)	286,618
30,700	Nordea Bank AB (Sweden)	494,650
1,500	Oriental Financial Group, Inc.	13,380
3,600	Pacific Capital Bancorp	75,240
1,650	Prosperity Bancshares, Inc.	46,728
11,300	Regions Financial Corp.	339,791
130,000	Sberbank (Russia)	531,700
3,500	Sovereign Bancorp, Inc.	66,990
5,200	State Street Corp.	348,556
5,075	Sterling Financial Corp. (WA)	115,253
5,900	SunTrust Banks, Inc.	461,970
10,200	TCF Financial Corp.	250,818
3,100	Unione di Banche Italiane SpA (Italy)	76,587
33,700	U.S. Bancorp	1,009,315

See Notes to Financial Statements.

22	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

18,000	UBS AG (Switzerland)	$996,503
44,500	Wachovia Corp.	2,100,845
62,505	Wells Fargo & Co.	2,110,794
200	Zions Bancorp	14,910

		20,627,744

Financial–Brokerage 0.1%
4,600	MGIC Investment Corp.	177,836

Financial Services 4.3%
625	Affiliated Managers Group, Inc.*	70,625
25,700	Allied Irish Banks PLC (Ireland)	670,167
8,300	AMBAC Financial Group, Inc.	557,345
13,800	AmeriCredit Corp.*	280,692
2,700	Asset Acceptance Capital Corp.	37,476
1,700	Bear Stearns Cos., Inc.	206,074
2,573	Calamos Asset Management, Inc.	63,553
8,200	Capital One Financial Corp.	580,232
13,300	CIT Group, Inc.	547,694
74,000	Citigroup, Inc.	3,446,180
16,550	Discover Financial Services LLC*	381,477
2,100	E*Trade Financial Corp.*	38,892
4,400	Eaton Vance Corp.	184,184
1,000	Franklin Resources, Inc.	127,370
11,099	Goldman Sachs Group, Inc.	2,090,386
28,700	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	468,326
2,333,000	Industrial and Commercial Bank of China (China)	1,422,022
3,820	Investment Technology Group, Inc.*	152,647
18,200	Irish Life & Permanent PLC (Ireland)	437,138
5,300	Jefferies Group, Inc.	139,231
26,316	Lehman Brothers Holdings, Inc.	1,631,592
5,000	Merrill Lynch & Co., Inc.	371,000
4,000	MoneyGram International, Inc.	102,360
18,800	Morgan Stanley	1,200,756
4,060	optionsXpress Holdings, Inc.	101,541
2,730	Portfolio Recovery Associates, Inc.	142,642
1,000	SLM Corp.	49,170
600	Student Loan Corp. (The)	111,594
4,000	Takefuji Corp. (Japan)	124,528
5,500	TD Ameritrade Holding Corp.*	93,225
1,575	Waddell & Reed Financial, Inc. (Class A Stock)	39,706

		15,869,825

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	23

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)
COMMON STOCKS (cont’d.)

Foods 1.0%
15,000	Archer-Daniels-Midland Co.	$504,000
725	Corn Products International, Inc.	32,350
11,800	Dairy Crest Group PLC (United Kingdom)	175,802
2,700	General Mills, Inc.	150,174
5,200	Kellogg Co.	269,412
800	Kraft Foods, Inc. (Class A Stock)	26,200
2,850	Nestle SA (Switzerland)	1,094,907
46,600	Northern Foods PLC (United Kingdom)	102,388
1,100	Ralcorp Holdings, Inc.*	57,156
11,020	SunOpta, Inc. (Canada)*	124,195
2,000	Sysco Corp.	63,760
10,300	Tate & Lyle PLC (United Kingdom)	117,923
35,500	Tyson Foods, Inc. (Class A Stock)	756,150

		3,474,417

Healthcare Equipment & Supplies
1,700	Kyphon, Inc.*	111,554
1,587	Medical Action Industries, Inc.*	30,883

		142,437

Healthcare Providers & Services 0.1%
58,500	Tenet Healthcare Corp.*	303,030

Healthcare Services 2.2%
3,600	Aetna, Inc.	173,052
3,700	AMERIGROUP Corp.*	102,416
100	Apria Healthcare Group, Inc.*	2,622
2,600	Biogen Idec, Inc.*	147,004
2,800	Centene Corp.*	60,508
32,400	CIGNA Corp.	1,673,136
2,900	Covance, Inc.*	204,653
6,100	Health Care Property Investors, Inc.	166,164
6,270	Healthways, Inc.*	273,999
7,300	Humana, Inc.*	467,857
2,050	LHC Group, Inc.*	49,651
4,130	Pediatrix Medical Group, Inc.*	222,855
3,200	Sunrise Senior Living, Inc.*	127,232
6,500	TriZetto Group, Inc. (The)*	104,195
84,524	UnitedHealth Group, Inc.	4,093,497
300	WellCare Health Plans, Inc.*	30,378

		7,899,219

See Notes to Financial Statements.

24	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

Healthcare-Products 0.2%
10,900	St. Jude Medical, Inc.*	$470,226
5,090	Volcano Corp.*	87,853

		558,079

Hotels & Motels 1.1%
20,455	MGM Mirage*	1,495,465
1,800	Starwood Hotels & Resorts Worldwide, Inc.	113,328
3,782	Station Casinos, Inc.	327,256
21,917	Wynn Resorts Ltd.	2,116,306

		4,052,355

Hotels, Restaurants & Leisure 1.7%
14,800	Carnival Corp.	655,788
3,510	Home Inns & Hotels Management, Inc. (China)*	106,634
9,200	Marriott International, Inc. (Class A Stock)	382,260
65,371	McDonald’s Corp.	3,129,310
8,300	Wyndham Worldwide Corp.*	279,295
48,534	Yum! Brands, Inc.	1,555,029

		6,108,316

Household Durables 0.5%
7,400	Alpine Electronics, Inc. (Japan)	115,507
11,600	Centex Corp.	432,796
4,500	Fortune Brands, Inc.	365,850
30,300	Lennar Corp. (Class A Stock)	928,998
2,200	Lennar Corp. (Class B Stock)	64,482

		1,907,633

Household Products 0.2%
10,000	Kimberly-Clark Corp.	672,700

Independent Power Producers & Energy Traders 0.5%
12,800	NRG Energy, Inc.*	493,440
22,900	TXU Corp.	1,494,225

		1,987,665

Industrial Conglomerates 0.7%
15,500	3M Co.	1,378,260
80,000	Citic Pacific Ltd. (Hong Kong)	411,152
850	Teleflex, Inc.	64,966
15,750	Tyco International Ltd. (Bermuda)	744,817

		2,599,195

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	25

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (cont’d.)

Industrial Products 0.3%
3,200	Harsco Corp.	$168,512
49,200	Kurabo Industries Ltd. (Japan)	133,593
24,577	Reliant Energy, Inc.*	631,137

		933,242

Insurance 3.9%
11,800	Aegon NV (Netherlands)	213,658
4,400	AFLAC, Inc.	229,328
21,500	Allstate Corp. (The)	1,142,725
8,000	American International Group, Inc.	513,440
5,240	AmTrust Financial Services, Inc.	76,871
5,800	Assurant, Inc.	294,176
10,500	Aviva PLC (United Kingdom)	145,918
4,200	AXIS Capital Holdings Ltd. (Bermuda)	154,770
2,800	Baloise Holding (Switzerland)	262,208
3,100	Chubb Corp.	156,271
1,800	CNP Assurances (France)	235,971
3,375	Delphi Financial Group, Inc. (Class A Stock)	135,574
44,100	Genworth Financial, Inc. (Class A Stock)	1,345,932
7,600	Hanover Insurance Group, Inc. (The)	333,564
1,900	Hartford Financial Services Group, Inc.	174,553
1,787	HCC Insurance Holdings, Inc.	52,323
1,000	Hilb, Rogal & Hobbs Co.	43,300
13,700	ING Groep NV, ADR (Netherlands)	578,339
91,200	Legal & General PLC (United Kingdom)	257,090
900	Lincoln National Corp.	54,288
17,364	MBIA, Inc.	974,120
36,200	MetLife, Inc.	2,179,964
49,800	Old Mutual PLC (United Kingdom)	163,203
3,800	Philadelphia Consolidated Holding Corp.*	137,332
4,800	Protective Life Corp.	206,496
3,900	RenaissanceRe Holdings Ltd. (Bermuda)	224,250
6,910	Security Capital Assurance Ltd. (Bermuda)	160,174
3,000	State Auto Financial Corp.	77,580
3,300	Swiss Re (Switzerland)	283,148
31,800	Travelers Cos., Inc. (The)	1,614,804
3,450	United Fire & Casualty Co.	118,749
29,600	UnumProvident Corp.	719,280
3,200	W.R. Berkely Corp.	94,144

See Notes to Financial Statements.

26	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

6,300	XL Capital Ltd. (Class A Stock) (Bermuda)	$490,518
1,000	Zurich Financial Services AG (Switzerland)	291,392

		14,135,453

Internet Services 2.0%
4,900	Amazon.com, Inc.*	384,846
17,430	CyberSource Corp.*	200,619
3,070	DealerTrack Holdings, Inc.*	110,704
2,460	Digital River, Inc.*	110,725
6,500	eBay, Inc.*	210,600
1,500	Equinix, Inc.*	130,365
13,900	Expedia, Inc.*	369,879
2,571	Google, Inc. (Class A Stock)*	1,311,210
3,000	IAC/InterActiveCorp*	86,220
121,746	Intel Corp.	2,875,640
6,640	j2 Global Communications, Inc.*	216,730
2,960	Loopnet, Inc.*	61,213
11,920	Navisite, Inc.*	100,247
12,090	Online Resources Corp.*	132,144
43,800	Symantec Corp.*	840,960
5,120	ValueClick, Inc.*	109,466
2,025	Vignette Corp.*	42,606
4,700	Yahoo!, Inc.*	109,275

		7,403,449

Leisure Equipment
975	Brunswick Corp.	27,261

Leisure Equipment & Products
1,600	Hasbro, Inc.	44,832

Machinery 0.3%
5,600	Cummins, Inc.	664,720
6,800	Dover Corp.	346,800
675	Kennametal, Inc.	51,746

		1,063,266

Machinery & Equipment 1.0%
15,500	AGCO Corp.*	595,665
2,700	Bucyrus International, Inc. (Class A Stock)	171,612
4,000	Caterpillar, Inc.	315,200
8,300	Deere & Co.	999,486
12,050	Flow International Corp.*	111,221

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	27

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (cont’d.)

Machinery & Equipment (cont’d.)
1,437	IDEX Corp.	$52,034
3,500	Joy Global, Inc.	173,215
1,075	Nordson Corp.	49,192
500	Rieter Holdings AG (Switzerland)	263,617
2,500	Rockwell Automation, Inc.	174,975
4,700	Terex Corp.*	405,375
17,000	Volvo AB (Class B Stock) (Sweden)	312,522

		3,624,114

Manufacturing 1.1%
925	Actuant Corp. (Class A Stock)	56,406
2,400	Eaton Corp.	233,232
95,200	General Electric Co.	3,689,952
7,700	Hexcel Corp.*	167,398

		4,146,988

Media 1.6%
59,800	CBS Corp. (Class B Stock)	1,896,856
7,390	DG FastChannel, Inc.*	131,246
14,000	Gannett Co., Inc.	698,600
19,100	Idearc, Inc.	662,961
30,200	News Corp. (Class A Stock)	637,824
49,700	Walt Disney Co. (The)	1,640,100

		5,667,587

Medical Supplies & Equipment 1.6%
12,050	Covidien Ltd. (Bermuda)*	493,448
21,100	Eli Lilly & Co.	1,141,299
27,200	Johnson & Johnson	1,645,600
5,300	Medtronic, Inc.	268,551
8,290	Micrus Endovascular Corp.*	194,981
6,000	Nipro Corp. (Japan)	126,108
20,870	NovaMed, Inc.*	111,237
5,600	NuVasive, Inc.*	160,608
3,188	PolyMedica Corp.	128,763
2,750	ResMed, Inc.*	118,195
1,700	Sepracor, Inc.*	47,821
16,110	Spectranetics Corp. (The)*	209,591
5,200	WellPoint, Inc.*	390,624
9,800	Zimmer Holdings, Inc.*	762,048

		5,798,874

See Notes to Financial Statements.

28	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

Metals 0.1%
3,080	AM Castle & Co.	$101,701
21,500	Crane Group Ltd. (Australia)	328,407

		430,108

Metals & Mining 2.2%
38,700	Alcoa, Inc.	1,478,340
45,200	Bluescope Steel Ltd. (Australia)	417,718
4,600	Chaparral Steel Co.	386,584
296,500	China Coal Energy Co. (China)*	548,875
7,000	Cleveland-Cliffs, Inc.	484,890
2,400	Dynamic Materials Corp.	100,968
19,746	Freeport-McMoRan Copper & Gold, Inc. (Class B Stock)	1,855,729
2,850	Ladish Co., Inc.*	138,197
2,700	Nucor Corp.	135,540
5,500	Rautaruukki Oyj (Finland)	360,360
11,500	Rio Tinto PLC (United Kingdom)	829,685
11,200	ThyssenKrup AG (Germany)	619,745
4,200	Timken Co.	140,280
4,600	United States Steel Corp.	452,134

		7,949,045

Mining 0.1%
11,900	Zinifex Ltd. (Australia)	196,827

Insurance 0.1%
10,300	AXA (France)	401,956

Multi-Line Retail 0.2%
14,553	Next PLC (United Kingdom)	555,698

Multi-Utilities
1,875	Vectren Corp.	46,819

Multimedia 0.5%
9,900	McGraw-Hill Cos., Inc.	598,950
54,100	Time Warner, Inc.	1,041,966

		1,640,916

Office Equipment 0.1%
8,600	OCE NV (Netherlands)	199,016
8,700	Ricoh Co. Ltd. (Japan)	188,586

		387,602

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	29

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (cont’d.)

Oil & Gas Equipment & Services
2,100	Pride International, Inc.*	$73,605

Oil & Gas Exploration/Production 0.2%
16,400	OAO Gazprom, ADR (Russia)	712,580

Oil, Gas & Consumable Fuels 8.8%
9,170	Air Liquide (France)	1,186,044
6,402	Anadarko Petroleum Corp.	322,213
19,228	Apache Corp.	1,552,661
1,325	Arena Resources, Inc.*	71,961
1,700	Ashland, Inc.	103,802
750	Atwood, Inc.*	51,450
3,888	Baker Hughes, Inc.	307,346
88,900	BP PLC (United Kingdom)	1,029,861
7,100	Cabot Oil & Gas Corp.	242,820
14,700	Canadian Natural Resources Ltd. (Canada)	1,008,799
19,500	ChevronTexaco Corp.	1,662,570
609,521	China Petroleum & Chemical Corp. (China)	646,764
25,900	ConocoPhillips	2,093,756
4,000	Continental Resources, Inc. (OK)*	62,920
1,650	Core Laboratories NV (Netherlands)*	177,589
45,200	Cosmo Oil Co. Ltd. (Japan)	256,661
19,459	Devon Energy Corp.	1,451,836
4,300	Dresser-Rand Group, Inc.*	159,530
27,100	Eni SpA (Italy)	948,410
5,900	EOG Resources, Inc.	413,590
36,500	Exxon Mobil Corp.	3,107,245
12,500	Global Industry Ltd.*	323,750
2,250	Gulfport Energy Corp.*	42,772
3,859	Headwaters, Inc.*	62,246
6,000	Hess Corp.	367,200
6,330	Marathon Oil Corp.	349,416
48,000	Nippon Oil Corp. (Japan)	427,358
100	Noble Energy, Inc.	6,114
10,000	Norsk Hydro ASA (Norway)	384,901
39,000	Occidental Petroleum Corp.	2,212,080
2,500	ONEOK, Inc.	126,875
1,300	Petrohawk Energy Corp.*	19,487
5,286	Petroleo Brasileiro SA, ADR (Brazil)	343,061
4,075	Petroquest Energy, Inc.*	50,978
6,800	Plains Exploration & Production Co.*	293,828

See Notes to Financial Statements.

30	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

14,200	Repsol YPF SA (Spain)	$535,316
14,200	Royal Dutch Shell PLC (Class A Stock) (Netherlands)	551,436
16,700	Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	660,368
6,000	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	475,680
14,000	Santos Ltd. (Australia)	156,992
38,255	Schlumberger Ltd. (Netherlands)	3,623,514
3,600	Seacor Holdings, Inc.*	313,992
1,425	St. Mary Land & Exploration Co.	47,438
4,200	Sunoco, Inc.	280,224
4,060	Superior Energy Services, Inc.*	163,699
2,400	Swift Energy Co.*	102,576
4,900	Tesoro Corp.	244,020
4,200	Total SA (France)	330,758
5,672	Transocean, Inc. (Cayman Islands)*	609,456
19,500	Valero Energy Corp.	1,306,695
2,500	W&T Offshore, Inc.	58,550
8,100	Western Refining, Inc.	449,550
9,700	XTO Energy, Inc.	528,941

		32,307,099

Paper & Forest Products 0.2%
60	Nippon Unipac Group, Inc. (Japan)	195,104
29,000	Oji Paper Co. Ltd. (Japan)	139,459
23,900	Rengo Co. Ltd. (Japan)	132,564
16,900	Stora Enso Oyj (Finland)	290,503
900	Weyerhaeuser Co.	64,116

		821,746

Pharmaceuticals 4.9%
5,800	Abbott Laboratories	294,002
3,200	Altana AG (Germany)	75,144
6,270	American Medical Systems Holdings, Inc.*	114,616
12,300	AmerisourceBergen Corp.	579,453
18,000	Amgen, Inc.*	967,320
17,371	Amylin Pharmaceuticals, Inc.*	807,925
14,000	AstraZeneca PLC (United Kingdom)	723,562
1,475	Barr Pharmaceuticals, Inc.*	75,550
18,514	Forest Laboratories, Inc.*	744,263
10,200	GlaxoSmithKline PLC (United Kingdom)	258,144
7,320	K-V Pharmaceutical Co. (Class A Stock)*	200,129
19,460	LeMaitre Vascular, Inc.*	116,176
11,500	Medco Health Solutions, Inc.*	934,605
3,630	Medicis Pharmaceutical Corp. (Class A Stock)	103,564

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	31

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (cont’d.)

Pharmaceuticals (cont’d.)
35,000	Merck & Co., Inc.	$1,737,750
57,600	Millennium Pharmaceuticals, Inc.*	581,184
14,300	Novartis AG (Switzerland)	771,338
10,300	Novo Nordisk SA (Class B Stock) (Denmark)	1,080,677
99,500	Pfizer, Inc.	2,339,245
5,100	Pharmaceutical Product Development, Inc.	170,850
5,973	Roche Holding AG (Switzerland)	1,057,856
60,373	Schering-Plough Corp.	1,723,045
26,000	Tanabe Seiyaku Co. Ltd. (Japan)	304,532
30,606	Teva Pharmaceutical Industries Ltd., ADR (Israel)	1,286,064
3,500	Watson Pharmaceuticals, Inc.*	106,470
12,400	Wyeth	601,648

		17,755,112

Real Estate 0.3%
53,600	Beazley Group PLC (United Kingdom)	177,592
500,800	Country Garden Holdings Co. Ltd. (China)*	614,306
11,341	St. Joe Co. (The)	459,764

		1,251,662

Real Estate Investment Trusts 1.0%
1,900	Apartment Investment & Management Co. (Class A Stock)	80,275
1,500	Boston Properties, Inc.	141,735
35,438	CB Richard Ellis Group, Inc.*	1,237,495
3,500	Duke Realty Corp.	114,415
6,800	Hospitality Properties Trust	260,848
3,300	Host Marriot Corp.	69,696
100	HRPT Properties Trust	935
300	iStar Financial, Inc.	10,899
2,500	Jones Lang Lasal, Inc.	274,450
15,000	ProLogis	853,500
300	Simon Property Group, Inc.	25,959
4,100	SL Green Realty Corp.	497,822
2,100	Vornado Realty Trust	224,763

		3,792,792

Recreational Vehicles
1,100	Winnebago Industries, Inc.	29,678

See Notes to Financial Statements.

32	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

Restaurants 0.1%
2,025	AFC Enterprises, Inc.*	$31,732
3,450	Brinker International, Inc.	92,943
4,300	Sonic Corp.*	88,838
2,425	Triarc Cos., Inc. (Class B Stock)	34,702

		248,215

Retail & Merchandising 2.2%
800	Abercrombie & Fitch Co. (Class A Stock)	55,920
32,000	AutoNation, Inc.*	623,360
9,400	Big Lots, Inc.*	243,084
100	Crocs, Inc.*	5,932
29,000	CVS Corp.	1,020,510
91,700	DSG International PLC (United Kingdom)	289,018
3,800	Family Dollar Stores, Inc.	112,556
3,000	J.C. Penney Co., Inc.	204,120
1,840	Jos. A. Bank Clothiers, Inc.*	63,480
2,300	Kohl’s Corp.*	139,840
51,357	Lowe’s Cos., Inc.	1,438,510
550	Lululemon Athletica, Inc. (Canada)*	17,677
7,800	Macy’s, Inc.	281,346
1,125	Men’s Wearhouse, Inc. (The)	55,575
2,700	Rallye SA (France)	177,396
2,000	School Specialty, Inc.*	68,880
1,487	Stage Stores, Inc.	26,528
6,900	Staples, Inc.	158,838
3,800	Stein Mart, Inc.	40,888
1,500	Target Corp.	90,855
2,920	Tween Brands, Inc.*	111,719
151,600	Wal-Mart de Mexico SA de CV (Mexico)	550,836
38,900	Wal-Mart Stores, Inc.	1,787,455
5,453	Yamada Denki Co. Ltd. (Japan)	541,832

		8,106,155

Retailers 0.2%
68,700	Marks & Spencer Group PLC (United Kingdom)	874,434

Retailers–Food & Drug 0.3%
23,500	Kroger Co. (The)	610,060
7,700	Safeway, Inc.	245,399
6,600	SUPERVALU, Inc.	275,022

		1,130,481

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	33

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (cont’d.)

Road & Rail 0.1%
10,300	Avis Budget Group*	$264,401

Semiconductor Components 0.1%
129,300	Arm Holdings PLC (United Kingdom)	385,015

Semiconductors 1.0%
4,600	Altera Corp.	106,720
1,170	ATMI, Inc.*	33,906
14,200	Avnet, Inc.*	537,896
2,575	Brooks Automation, Inc.*	45,243
3,220	FormFactor, Inc.*	123,616
83,900	Grupo Mexico SAB de CV, Series B (Mexico)	585,326
1,625	Microsemi Corp.*	37,879
2,100	Novellus Systems, Inc.*	59,892
17,500	NVIDIA Corp.*	800,800
2,140	Tessera Technologies, Inc.*	88,018
34,800	Texas Instruments, Inc.	1,224,612
4,900	Xilinx, Inc.	122,500

		3,766,408

Services
5,640	Dice Holdings, Inc.*	67,680

Software 0.8%
4,800	Adobe Systems, Inc.*	193,392
17,000	BMC Software, Inc.*	488,240
49,205	CA, Inc.	1,234,061
16,500	First Data Corp.	524,535
4,750	Phase Forward, Inc.*	81,653
4,220	PROS Holdings, Inc.*	52,750
2,550	Sybase, Inc.*	60,486
3,720	Systems Xcellence, Inc.	104,792

		2,739,909

Software/Services
4,000	Novell, Inc.*	26,840

Specialty Retail 0.6%
6,680	Aaron Rents, Inc.	154,442
4,000	Aeropostale, Inc.*	152,320
28,800	Home Depot, Inc. (The)	1,070,496

See Notes to Financial Statements.

34	Visit our website at www.prudential.com

Shares	Description	Value (Note 1)

10,700	Limited Brands, Inc.	$258,405
1,075	Monro Muffler Brake, Inc.	35,991
21,300	RadioShack Corp.	535,269

		2,206,923

Steel Producers/Products 0.1%
2,400	Voestalpine AG (Austria)	199,666

Telecommunication Services 1.5%
138,617	AT&T, Inc.	5,428,242
4,500	Crown Castle International Corp.*	163,125

		5,591,367

Telecommunications 5.7%
19,200	Amdocs Ltd. (Guernsey)*	694,848
52,617	America Movil SA de CV, ADR (Mexico)	3,150,706
119,600	BT Group PLC (United Kingdom)	757,998
4,980	Cbeyond, Inc.*	176,143
232,812	China Mobile Ltd. (China)	2,675,072
160,875	Cisco Systems, Inc.*	4,650,896
10,300	Corning, Inc.*	245,552
6,600	Deutsche Telekom AG (Germany)	113,867
30,000	France Telecom SA (France)	806,527
32,600	Juniper Networks, Inc.*	976,696
95,490	MobileOne Ltd. (Singapore)	133,606
700	Motorola, Inc.	11,893
80	Nippon Telegraph and Telephone Corp. (Japan)	347,933
30,563	Nokia Oyj (Finland)	873,083
300	NTT Docomo, Inc. (Japan)	416,558
48,561	Sprint Nextel Corp.	996,957
1,200	Swisscom AG (Switzerland)	408,414
500	Telephone & Data Systems, Inc.	33,200
1,000	Telephone & Data Systems, Inc., (special shares)	60,800
74,000	Verizon Communications, Inc.	3,153,880

		20,684,629

Telecommunications–Cellular 0.4%
274,100	Vodafone Group PLC (United Kingdom)	823,992
20,790	Vodafone Group PLC, ADR (United Kingdom)	630,976

		1,454,968

Textiles & Apparel
717	Columbia Sportswear Co.	44,956

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	35

Portfolio of Investments

as of July 31, 2007 Cont’d.

Shares	Description	Value (Note 1)

COMMON STOCKS (cont’d.)

Textiles, Apparel & Luxury Goods 0.1%
15,400	Jones Apparel Group, Inc.	$384,384

Thrifts & Mortgage Finance 1.0%
35,600	Countrywide Financial Corp.	1,002,852
5,300	Fannie Mae	317,152
25,400	Freddie Mac	1,454,658
25,600	Washington Mutual, Inc.	960,768

		3,735,430

Tobacco 0.8%
36,300	Altria Group, Inc.	2,412,861
11,900	UST, Inc.	637,245

		3,050,106

Trading Companies & Distributors
1,600	Watsco, Inc.	79,856

Transportation 2.2%
1,075	Arlington Tankers Ltd.	28,971
24,940	Burlington Northern Santa Fe Corp.	2,048,572
100	CSX Corp.	4,741
18,351	FedEx Corp.	2,032,190
1,000	Forward Air Corp.	34,070
2,800	J.B. Hunt Transport Services, Inc.	78,204
72,900	Neptune Orient Lines Ltd. (Singapore)	264,831
12,900	Norfolk Southern Corp.	693,762
3,550	Old Dominion Freight Line, Inc.*	102,453
39,050	Orient Overseas International Ltd. (Hong Kong)	464,853
18,594	Union Pacific Corp.	2,215,289

		7,967,936

Utilities 1.4%
8,400	American Electric Power Co., Inc.	365,316
21,500	CMS Energy Corp.	347,440
3,000	Consolidated Edison, Inc.	131,040
4,800	Dominion Resources, Inc.	404,256
2,400	DTE Energy Co.	111,312
4,300	Dynegy, Inc.*	38,313
6,553	E.ON AG (Germany)	1,031,164
22,600	Edison International	1,195,314

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

34,700	Energias de Portugal SA (Portugal)	$196,598
10,300	Hokkaido Electric Power Co., Inc. (Japan)	213,124
2,600	Illinois Tool Works, Inc.	143,130
6,200	Kyushu Electric Power Co., Inc. (Japan)	147,266
10,300	Northeast Utilities	281,602
2,300	PG&E Corp.	98,463
2,200	Pinnacle West Capital Corp.	82,456
3,350	PNM Resources, Inc.	86,531
4,000	SCANA Corp.	149,520
9,600	Xcel Energy, Inc.	194,880

		5,217,725

	Total common stocks (cost $306,056,784)	357,813,470

PREFERRED STOCK

Business Services
434	FirstService Corp., Series 1, 7.00% (Canada)* (cost $4,700)	9,873

	Total long-term investments (cost $306,061,484)	357,823,343

SHORT-TERM INVESTMENT 2.5%

Affiliated Money Market Mutual Fund
	Dryden Core Investment Fund — Taxable Money Market Series(a)
9,221,061	(cost $9,221,061)	9,221,061

	Total investments(b) 100.2% (cost $315,282,545; Note 5)	367,044,404
	Liabilities in excess of other assets(c) (0.2)%	(770,412)

	Net Assets 100%	$366,273,992

The following abbreviations are used in portfolio descriptions:

ADR—American Depository Receipt

MXN—Mexican Peso

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(b)	As of July 31, 2007, 168 securities representing $75,224,998 and 20.5% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	37

Portfolio of Investments

as of July 31, 2007 Cont’d.

(c)	Liabilities in excess of other assets include net unrealized appreciation on foreign currency contract of:

Forward foreign currency exchange contract outstanding at July 31, 2007:

Sale Contract	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
Mexican Peso, Expiring 12/06/07	MXN	21,200	$1,948,709	$1,914,705	$34,004

See Notes to Financial Statements.

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The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as July 31, 2007 were as follows:

Industry
Oil, Gas & Consumable Fuels	8.8%
Telecommunications	5.7
Financial–Bank & Trust	5.6
Pharmaceuticals	4.9
Financial Services	4.3
Insurance	3.9
Aerospace & Defense	3.5
Chemicals	3.4
Affiliated Money Market Mutual Fund	2.5
Computer Hardware	2.4
Retail & Merchandising	2.2
Transportation	2.2
Metals & Mining	2.2
Healthcare Services	2.2
Internet Services	2.0
Automobile Manufacturers	1.8
Commercial Banks	1.7
Hotels, Restaurants & Leisure	1.7
Medical Supplies & Equipment	1.6
Media	1.6
Telecommunication Services	1.5
Utilities	1.4
Entertainment & Leisure	1.4
Electronic Components	1.2
Energy Equipment & Services	1.1
Cable Television	1.1
Computer Software	1.1
Manufacturing	1.1
Hotels & Motels	1.1
Real Estate Investment Trusts	1.0
Business Services	1.0
Commercial Services	1.0
Consumer Products & Services	1.0
Semiconductors	1.0
Thrifts & Mortgage Finance	1.0
Machinery & Equipment	1.0
Electric Utilities	1.0
Foods	1.0
Biotechnology	0.9
Beverages	0.8
Tobacco	0.8
Software	0.8
Industrial Conglomerates	0.7
Automotive Parts	0.7
Diversified Financial Services	0.7
Specialty Retail	0.6
Independent Power Producers & Energy Traders	0.5
Household Durables	0.5

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	39

Portfolio of Investments

as of July 31, 2007 Cont’d.

Industry (cont’d.)
Multimedia	0.5%
Telecommunications–Cellular	0.4
Real Estate	0.3
Retailers–Food & Drug	0.3
Computers	0.3
Diversified Operations	0.3
Machinery	0.3
Airlines	0.3
Electronic Equipment & Instruments	0.3
Consumer Products	0.3
Construction	0.3
Industrial Products	0.3
Clothing & Apparel	0.3
Auto Components	0.3
Distribution/Wholesale	0.2
Retailers	0.2
Computer Services & Software	0.2
Agricultural Chemicals	0.2
Paper & Forest Products	0.2
Oil & Gas Exploration/Production	0.2
Entertainment	0.2
Building Materials	0.2
Household Products	0.2
Diversified Telecommunication Services	0.2
Healthcare-products	0.2
Multi-line Retail	0.2
Broadcasting	0.1
Advertising	0.1
Computers & Peripherals	0.1
Building Products	0.1
Metals	0.1
Multi-line Insurance	0.1
Office Equipment	0.1
Semiconductor Components	0.1
Textiles, Apparel & Luxury Goods	0.1
Healthcare Providers & Services	0.1
Road & Rail	0.1
Restaurants	0.1
Capital Markets	0.1
Farming & Agriculture	0.1
Communication Equipment	0.1
Commercial Services & Supplies	0.1
Engineering/Construction	0.1
Steel Producers/Products	0.1
Mining	0.1
Financial–Brokerage	0.1
Auto/trucks Parts & Equipment	0.1

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

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Financial Statements

JULY 31, 2007	ANNUAL REPORT

Target Asset Allocation Funds/Target Growth Allocation Fund

Statement of Assets and Liabilities

as of July 31, 2007

Assets
Investments at value:
Unaffiliated investments (cost $306,061,484)	$357,823,343
Affiliated investments (cost $9,221,061)	9,221,061
Receivable for investments sold	1,317,051
Foreign currency, at value (cost $615,361)	623,073
Dividends and interest receivable	412,244
Receivable for Fund shares sold	338,931
Tax reclaim receivable	226,648
Unrealized appreciation on foreign currency exchange contracts	34,004
Prepaid expenses	1,505

Total assets	369,997,860

Liabilities
Payable to custodian	1,488,202
Payable for Fund shares reacquired	848,993
Payable for investments purchased	732,590
Management fee payable	246,424
Distribution fee payable	225,926
Accrued expenses and other liabilities	103,328
Transfer agent fee payable	70,617
Deferred trustees’ fees	7,788

Total liabilities	3,723,868

Net Assets	$366,273,992

Net assets were comprised of:
Shares of beneficial interest, at par	$26,073
Paid-in capital, in excess of par	290,039,641

290,065,714
Distributions in excess of net investment income	(72,903)
Accumulated net realized gain on investments and foreign currency transactions	24,476,731
Net unrealized appreciation on investments and foreign currencies	51,804,450

Net assets, July 31, 2007	$366,273,992

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($138,578,993 ÷ 9,477,932 shares of common stock issued and outstanding)	$14.62
Maximum sales charge (5.5% of offering price)	0.85

Maximum offering price to public	$15.47

Class B:
Net asset value, offering price and redemption price per share ($93,021,029 ÷ 6,803,860 shares of common stock issued and outstanding)	$13.67

Class C:
Net asset value, offering price and redemption price per share ($109,911,894 ÷ 8,039,723 shares of common stock issued and outstanding)	$13.67

Class M:
Net asset value, offering price and redemption price per share ($10,850,798 ÷ 791,880 shares of common stock issued and outstanding)	$13.70

Class R:
Net asset value, offering price and redemption price per share ($332,722 ÷ 22,913 shares of common stock issued and outstanding)	$14.52

Class X:
Net asset value, offering price and redemption price per share ($4,613,405 ÷ 337,182 shares of common stock issued and outstanding)	$13.68

Class Z:
Net asset value, offering price and redemption price per share ($8,965,151 ÷ 599,525 shares of common stock issued and outstanding)	$14.95

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	43

Statement of Operations

Year Ended July 31, 2007

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes $212,310)	$6,479,615
Affiliated dividends	633,453
Unaffiliated interest	8,401

7,121,469

Expenses
Management fee	2,655,545
Distribution fee—Class A	310,741
Distribution fee—Class B	1,001,418
Distribution fee—Class C	1,051,555
Distribution fee—Class M	108,820
Distribution fee—Class R	1,419
Distribution fee—Class X	46,433
Transfer agent’s fees and expenses (including affiliated expense of $479,000)	583,000
Custodian’s fees and expenses	249,000
Registration fees	157,000
Reports to shareholders	121,000
Audit fee	40,000
Legal fee	20,000
Trustees’ fees	15,000
Miscellaneous	68,701

Total expenses	6,429,632

Net investment income	691,837

Net Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	28,813,402
Foreign currency transactions	(528,771)
Futures	22,461

28,307,092

Net change in unrealized appreciation on:
Investments	22,897,904
Foreign currencies	226,539

23,124,443

Net gain on investments	51,431,535

Net Increase In Net Assets Resulting From Operations	$52,123,372

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended July 31,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment income	$691,837	$131,806
Net realized gain on investments and foreign currency transactions	28,307,092	20,833,463
Net change in unrealized appreciation on investments and foreign currencies	23,124,443	(1,479,206)

Net increase in net assets resulting from operations	52,123,372	19,486,063

Dividends and distributions (Note 1)
Dividends from net investment income:
Class A	(80,517)	—
Class R	(165)	—
Class Z	(19,271)	—

	(99,953)	—

Distributions from net realized gains:
Class A	(6,758,577)	(5,620,305)
Class B	(6,359,352)	(9,509,414)
Class C	(6,372,627)	(6,812,820)
Class M	(731,583)	(388,016)
Class R	(16,842)	(2,000)
Class X	(291,807)	(121,760)
Class Z	(475,776)	(582,696)

	(21,006,564)	(23,037,011)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	70,164,507	80,511,727
Net asset value of shares issued in reinvestment of dividends and distributions	19,534,860	21,507,832
Cost of shares reacquired	(64,222,987)	(52,088,541)

Net increase in net assets resulting from Fund share transactions	25,476,380	49,931,018

Total increase	56,493,235	46,380,070

Net Assets
Beginning of year	309,780,757	263,400,687

End of year	$366,273,992	$309,780,757

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	45

Notes to Financial Statements

Target Asset Allocation Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund (the “Fund”). These financial statements relate only to Target Growth Allocation Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The Fund uses investment managers (“Subadvisers”), each managing a portion of the Fund’s assets. The following lists the Subadvisers and their respective segment during the year ended July 31, 2007.

Fund Segment	Subadviser
Large-cap growth stocks	Marsico Capital Management, LLC Goldman Sachs Asset Management LP

Large-cap value stocks	Hotchkis and Wiley Capital Management LLC JPMorgan Investment Management, Inc. NFJ Investment Group, LP

International stocks	LSV Asset Management Thornburg Investment Management, Inc.

Small/Mid-cap growth stocks	RS Investment Management Company LLC

Small/Mid-cap value stocks	EARNEST Partners, LLC Vaughan Nelson Investment Management, L.P.

The investment objective of the Fund is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities issued by U.S. and foreign companies. Under normal circumstances substantially all of the Fund’s assets will be invested in equity securities, including common stock, securities convertible into common stock and preferred stock.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last

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reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value. As of July 31, 2007, there were 168 securities representing $75,224,998 whose values were adjusted in accordance with procedures approved by the Board of Trustees.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Target Asset Allocation Funds/Target Growth Allocation Fund	47

Notes to Financial Statements

Cont’d.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on

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specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation and/or depreciation on forward foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Target Asset Allocation Funds/Target Growth Allocation Fund	49

Notes to Financial Statements

Cont’d.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 0.75 of 1% of average daily net assets up to $500 million, 0.70 of 1% of average daily net assets for the next $500 million and 0.65 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended July 31, 2007.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, B, C, M, R, X and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, M, R and X shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, 1%, .75% of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively. Such expenses under the Plans were ..25 of 1%, 1%, 1%, 1%, .50% of 1% and 1% of the average daily net assets of the Class A, B, C, M, R and X shares, respectively, for the year ended July 31, 2007.

PIMS has advised the Fund that it has received approximately $402,300 in front-end sales charges resulting from sales of Class A during the year ended July 31, 2007. From these fees, PIMS paid such sales charges to broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2007, it has received approximately $113,600, $20,900, $20,600 and $7,800 in contingent deferred sales charges imposed upon certain redemptions by Class B, Class C, Class M and Class X shareholders, respectively.

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PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA is October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of ..0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended July 31, 2007.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. First Clearing Corporation, an affiliate of PI, served as a broker/dealer. For the year ended July 31, 2007, the Fund incurred approximately $132,300 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended July 31, 2007, Prudential Equity Group, LLC, an indirect, wholly-owned subsidiary of Prudential, earned $1,156 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Target Asset Allocation Funds/Target Growth Allocation Fund	51

Notes to Financial Statements

Cont’d.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2007, aggregated $257,323,429 and $242,824,220, respectively.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income and accumulated net realized gain on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, distributions in excess of net investment income and accumulated net realized gain on investments and foreign currency transactions. For the year ended July 31, 2007, the adjustments were to decrease distributions in excess of net investment income by $582,097 and increase accumulated realized gain on investments and foreign currency transactions by $582,097 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, certain tax adjustments pertaining to investments in real estate investment trusts and other book to tax differences. Net Investment Income, net realized gains or losses and net assets were not affected by these reclassifications.

For the year ended July 31, 2007 the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $5,785,790 of ordinary income and $15,320,727 of long-term capital gains. The respective amounts for the year ended July 31, 2006 were $413,285 of ordinary income and $22,623,726 of long-term capital gains.

As of July 31, 2007, the accumulated undistributed earnings on a tax basis were $8,564,664 of ordinary income and $17,778,981 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2007 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation on Investments	Other Net Unrealized Appreciation	Total Net Unrealized Appreciation
$316,934,402	$61,033,790	$(10,923,788)	$50,110,002	$8,587	$50,118,589

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The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and investments in real estate investments trusts. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables and payables.

In addition, the fund has elected to treat net foreign currency losses of approximately $246,000 incurred between November 1, 2006 and July 31, 2007 as being incurred during the fiscal year ending July 31, 2008.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year. Class M shares are generally closed to new purchases. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. As of July 31, 2007 Prudential owned 217 Class R shares of the Fund.

Target Asset Allocation Funds/Target Growth Allocation Fund	53

Notes to Financial Statements

Cont’d.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2007:
Shares sold	1,458,380	$20,695,160
Shares issued in reinvestment of dividends and distributions	461,229	6,383,410
Shares reacquired	(1,418,010)	(20,293,986)

Net increase (decrease) in shares outstanding before conversion	501,599	6,784,584
Shares issued upon conversion from Class B, Class M, and Class X	1,440,694	20,263,501

Net increase (decrease) in shares outstanding	1,942,293	$27,048,085

Year ended July 31, 2006:
Shares sold	2,071,026	$27,592,832
Shares issued in reinvestment of dividends and distributions	419,329	5,338,054
Shares reacquired	(1,048,740)	(13,947,973)

Net increase (decrease) in shares outstanding before conversion	1,441,615	18,982,913
Shares issued upon conversion from Class B and Class X	1,384,076	18,075,012

Net increase (decrease) in shares outstanding	2,825,691	$37,057,925

Class B
Year ended July 31, 2007:
Shares sold	793,001	$10,600,170
Shares issued in reinvestment of dividends and distributions	469,590	6,109,371
Shares reacquired	(993,677)	(13,339,889)

Net increase (decrease) in shares outstanding before conversion	268,914	3,369,652
Shares reacquired upon conversion into Class A	(1,437,730)	(18,962,629)

Net increase (decrease) in shares outstanding	(1,168,816)	$(15,592,977)

Year ended July 31, 2006:
Shares sold	1,101,901	$13,932,296
Shares issued in reinvestment of dividends and distributions	759,707	9,184,863
Shares reacquired	(1,225,788)	(15,529,965)

Net increase (decrease) in shares outstanding before conversion	635,820	7,587,194
Shares reacquired upon conversion into Class A	(1,453,201)	(17,983,236)

Net increase (decrease) in shares outstanding	(817,381)	$(10,396,042)

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Class C	Shares	Amount
Year ended July 31, 2007:
Shares sold	2,064,408	$27,648,478
Shares issued in reinvestment of dividends and distributions	434,693	5,655,361
Shares reacquired	(1,647,041)	(22,156,258)

Net increase (decrease) in shares outstanding	852,060	$11,147,581

Year ended July 31, 2006:
Shares sold	2,020,567	$25,537,810
Shares issued in reinvestment of dividends and distributions	496,743	6,005,627
Shares reacquired	(1,340,697)	(16,905,241)

Net increase (decrease) in shares outstanding	1,176,613	$14,638,196

Class M
Year ended July 31, 2007:
Shares sold	490,869	$6,568,876
Shares issued in reinvestment of dividends and distributions	51,728	674,530
Shares reacquired	(294,502)	(3,962,467)

Net increase (decrease) in shares outstanding before conversion	248,095	3,280,939
Shares reacquired upon conversion into Class A	(95,632)	(1,292,647)

Net increase (decrease) in shares outstanding	152,463	$1,988,292

Year ended July 31, 2006:
Shares sold	525,987	$6,641,708
Shares issued in reinvestment of dividends and distributions	30,269	366,256
Shares reacquired	(150,725)	(1,902,207)

Net increase (decrease) in shares outstanding	405,531	$5,105,757

Class R
Year ended July 31, 2007:
Shares sold	14,326	$204,165
Shares issued in reinvestment of dividends and distributions	1,222	16,823
Shares reacquired	(7,387)	(104,342)

Net increase (decrease) in shares outstanding	8,161	$116,646

Year ended July 31, 2006:
Shares sold	25,081	$330,459
Shares issued in reinvestment of dividends and distributions	138	1,759
Shares reacquired	(10,684)	(140,584)

Net increase (decrease) in shares outstanding	14,535	$191,634

Target Asset Allocation Funds/Target Growth Allocation Fund	55

Notes to Financial Statements

Cont’d.

Class X	Shares	Amount
Year ended July 31, 2007:
Shares sold	159,233	$2,128,949
Shares issued in reinvestment of dividends and distributions	21,717	282,753
Shares reacquired	(138,157)	(1,867,921)

Net increase (decrease) in shares outstanding before conversion	42,793	543,781
Shares reacquired upon conversion into Class A	(591)	(8,225)

Net increase (decrease) in shares outstanding	42,202	$535,556

Year ended July 31, 2006:
Shares sold	313,329	$4,023,170
Shares issued in reinvestment of dividends and distributions	9,816	118,874
Shares reacquired	(111,304)	(1,421,897)

Net increase (decrease) in shares outstanding before conversion	211,841	2,720,147
Shares reacquired upon conversion into Class A	(7,347)	(91,776)

Net increase (decrease) in shares outstanding	204,494	$2,628,371

Class Z
Year ended July 31, 2007:
Shares sold	160,507	$2,318,709
Shares issued in reinvestment of dividends and distributions	29,201	412,612
Shares reacquired	(172,552)	(2,498,124)

Net increase (decrease) in shares outstanding	17,156	$233,197

Year ended July 31, 2006:
Shares sold	181,540	$2,453,452
Shares issued in reinvestment of dividends and distributions	37,964	492,399
Shares reacquired	(165,558)	(2,240,674)

Net increase (decrease) in shares outstanding	53,946	$705,177

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed

56	Visit our website at www.prudential.com

the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Target Asset Allocation Funds/Target Growth Allocation Fund	57

Financial Highlights

Class A
Year Ended July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.26

Income from investment operations:
Net investment income (loss)	.09
Net realized and unrealized gains on investment transactions	2.12

Total from investment operations	2.21

Less Dividends and Distributions:
Dividends from net investment income	(.01)
Distributions from net realized gains on investments	(.84)

Total dividends and distributions	(.85)

Net asset value, end of year	$14.62

Total Return(a)	16.93%
Ratios/Supplemental Data:
Net assets, end of year (000)	$138,579
Average net assets (000)	$124,296
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.35%
Expenses, excluding distribution and service (12b-1) fees	1.10%
Net investment income (loss)	.65%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	71%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended July 31,
2006(b)	2005(b)	2004(b)	2003(b)

$13.36	$10.96	$9.53	$8.38

.08	.02	(.03)	(.03)
.93	2.38	1.46	1.18

1.01	2.40	1.43	1.15

—	—	—	—
(1.11)	—	—	—

(1.11)	—	—	—

$13.26	$13.36	$10.96	$9.53

8.00%	21.90%	15.01%	13.72%

$99,960	$62,948	$45,622	$35,897
$78,993	$52,589	$43,525	$31,290

1.38%	1.38%	1.43%	1.71%
1.13%	1.13%	1.18%	1.46%
.57%	.20%	(.25)%	(.31)%

85%	200%	79%	89%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	59

Financial Highlights

Cont’d.

Class B
Year Ended July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.53

Income from investment operations:
Net investment loss	(.01)
Net realized and unrealized gains on investment transactions	1.99

Total from investment operations	1.98

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains on investments	(.84)

Total dividends and distributions	(.84)

Net asset value, end of year	$13.67

Total Return(a)	16.14%
Ratios/Supplemental Data:
Net assets, end of year (000)	$93,021
Average net assets (000)	$100,142
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.10%
Net investment loss	(.08)%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended July 31,
2006(b)	2005(b)	2004(b)	2003(b)

$12.78	$10.56	$9.25	$8.20

(.03)	(.06)	(.11)	(.09)
.89	2.28	1.42	1.14

.86	2.22	1.31	1.05

—	—	—	—
(1.11)	—	—	—

(1.11)	—	—	—

$12.53	$12.78	$10.56	$9.25

7.06%	21.02%	14.16%	12.80%

$99,928	$112,312	$94,066	$76,430
$109,700	$103,140	$90,535	$67,723

2.13%	2.13%	2.18%	2.46%
1.13%	1.13%	1.18%	1.46%
(.20)%	(.55)%	(1.00)%	(1.07)%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	61

Financial Highlights

Cont’d.

Class C
Year Ended July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.53

Income from investment operations:
Net investment loss	(.01)
Net realized and unrealized gains on investment transactions	1.99

Total from investment operations	1.98

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains on investments	(.84)

Total dividends and distributions	(.84)

Net asset value, end of year	$13.67

Total Return(a)	16.14%
Ratios/Supplemental Data:
Net assets, end of year (000)	$109,912
Average net assets (000)	$105,155
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.10%
Net investment loss	(.09)%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended July 31,
2006(b)	2005(b)	2004(b)	2003(b)

$12.78	$10.56	$9.25	$8.20

(.02)	(.06)	(.11)	(.09)
.88	2.28	1.42	1.14

.86	2.22	1.31	1.05

—	—	—	—
(1.11)	—	—	—

(1.11)	—	—	—

$12.53	$12.78	$10.56	$9.25

7.06%	21.02%	14.16%	12.80%

$90,092	$76,811	$61,606	$47,616
$83,200	$68,555	$58,465	$39,926

2.13%	2.13%	2.18%	2.46%
1.13%	1.13%	1.18%	1.46%
(.19)%	(.55)%	(1.00)%	(1.06)%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	63

Financial Highlights

Cont’d.

Class M
Year Ended July 31, 2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.54

Income from investment operations:
Net investment loss	(.01)
Net realized and unrealized gains on investment transactions	2.01

Total from investment operations	2.00

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains on investments	(.84)

Total dividends and distributions	(.84)

Net asset value, end of period	$13.70

Total Return(b)	16.28%
Ratios/Supplemental Data:
Net assets, end of period (000)	$10,851
Average net assets (000)	$10,882
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.10%
Net investment loss	(.10)%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

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Class M
Year Ended July 31, 2006(d)	October 4, 2004(a) Through July 31, 2005(d)

$12.78	$11.07

(.02)	(.05)
.89	1.76

.87	1.71

—	—
(1.11)	—

(1.11)	—

$12.54	$12.78

7.14%	15.45%

$8,019	$2,990
$5,619	$1,542

2.13%	2.13	%(c)
1.13%	1.13	%(c)
(.13)%	(.51	)%(c)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	65

Financial Highlights

Cont’d.

Class R
Year Ended July 31, 2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.21

Income from investment operations:
Net investment income	.05
Net realized and unrealized gains on investment transactions	2.11

Total from investment operations	2.16

Less Dividends and Distributions:
Dividends from net investment income	(.01)
Distributions from net realized gains on investments	(.84)

Total dividends and distributions	(.85)

Net asset value, end of period	$14.52

Total Return(b)	16.76%
Ratios/Supplemental Data:
Net assets, end of period (000)	$333
Average net assets (000)	$284
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(f)	1.60%
Expenses, excluding distribution and service (12b-1) fees	1.10%
Net investment income	.36%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.
(e)	Less than $.005 per share.
(f)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily assets of the Class R shares.
(g)	Less than .005%

See Notes to Financial Statements.

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Class R
Year Ended July 31, 2006(d)	October 4, 2004(a) Through July 31, 2005(d)

$13.34	$11.51

.07	—	(e)
.91	1.83

.98	1.83

—	—
(1.11)	—

(1.11)	—

$13.21	$13.34

7.69%	15.90%

$195	$3
$89	$3

1.63%	1.63	%(c)
1.13%	1.13	%(c)
.51%	—	%(c)(g)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	67

Financial Highlights

Cont’d.

Class X
Year Ended July 31, 2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.55

Income from investment operations:
Net investment loss	(.01)
Net realized and unrealized gains on investment transactions	1.98

Total from investment operations	1.97

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains on investments	(.84)

Total dividends and distributions	(.84)

Net asset value, end of period	$13.68

Total Return(b)	16.03%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,613
Average net assets (000)	$4,643
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.10%
Net investment loss	(.09)%

(a)	Commencement of offering new share class.
(b)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

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Class X
Year Ended July 31, 2006(d)	October 4, 2004(a) Through July 31, 2005(d)

$12.79	$11.07

(.01)	(.05)
.88	1.77

.87	1.72

—	—
(1.11)	—

(1.11)	—

$12.55	$12.79

7.13%	15.54%

$3,703	$1,158
$2,043	$608

2.13%	2.13	%(c)
1.13%	1.13	%(c)
(.09)%	(.52	)%(c)

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	69

Financial Highlights

Cont’d.

Class Z
Year Ended July 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.54

Income from investment operations:
Net investment income (loss)	.13
Net realized and unrealized gains on investment transactions	2.15

Total from investment operations	2.28

Less Dividends and Distributions:
Dividends from net investment income	(.03)
Distributions from net realized gains on investments	(.84)

Total dividends and distributions	(.87)

Net asset value, end of year	$14.95

Total Return(a)	17.32%
Ratios/Supplemental Data:
Net assets, end of year (000)	$8,965
Average net assets (000)	$8,670
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.10%
Expenses, excluding distribution and service (12b-1) fees	1.10%
Net investment income (loss)	.91%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Less than $.005 per share.
(d)	Less than .005%

See Notes to Financial Statements.

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Class Z
Year Ended July 31,
2006(b)	2005(b)	2004(b)		2003(b)

$13.58	$11.11	$9.64		$8.45

.11	.05	—	(c)	— (c)
.96	2.42	1.47		1.19

1.07	2.47	1.47		1.19

—	—	—		—
(1.11)	—	—		—

(1.11)	—	—		—

$13.54	$13.58	$11.11		$9.64

8.25%	22.23%	15.25%		14.08%

$7,884	$7,179	$5,297		$2,589
$6,977	$5,709	$3,837		$2,767

1.13%	1.13%	1.18%		1.46%
1.13%	1.13%	1.18%		1.46%
.86%	.45%	—	%(d)	(.02)%

See Notes to Financial Statements.

Target Asset Allocation Funds/Target Growth Allocation Fund	71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Target Asset Allocation Funds—Target Growth Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Target Asset Allocation Funds—Target Growth Allocation Fund (the “Fund”), including the portfolio of investments as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the period ended July 31, 2003, were audited by another independent registered public accounting firm, whose report dated September 29, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Target Asset Allocation Funds—Target Growth Allocation Fund as of July 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 27, 2007

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (July 31, 2007) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended July 31, 2007, the Fund paid distributions for Class A, Class R and Class Z shares of $0.01 per share, $0.0082 per share, and $0.034 per share, respectively, from net investment income and $0.2272 per share of short-term capital gains for Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares which are taxable as ordinary income. Additionally, the Fund paid $0.6122 per share of long-term capital gains for Class A, Class B, Class C, Class M, Class R, Class X and Class Z shares which are taxable as such.

As required by the Internal Revenue Code, the following percentages of ordinary income dividends paid for the year ended July 31, 2007 have been designated as 1) Qualified for the reduced tax rate (QDI) under The Job and Growth Tax Relief Reconciliation Act of 2003 2) dividends received deduction (DRD) eligible for corporate shareholders 3) qualified interest income (QII) dividends under The American Job Creation Act of 2004 and 4) qualified short-term gain (QSTG) dividends under The American Job Creation Act of 2004:

	QDI(1)	DRD(2)	QII(3)	QSTG(4)
Target Growth Allocation Fund	76.02%	46.97%	0.00%	100.00%

In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends received by you in calendar year 2007.

Target Asset Allocation Funds/Target Growth Allocation Fund	73

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Target Asset Allocation Funds—Target Growth Allocation Fund (the “Fund”) is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Trustee since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Trustee since 1999(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Trustee since 1998(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Trustee since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001); Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Trustee since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (64), Trustee since 1999(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Trustee since 1999(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (59), President since 2003 and Trustee since 2000(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Trustee since 1999(3) Oversees 141 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Target Asset Allocation Funds/Target Growth Allocation Fund	75

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (49), Assistant Treasurer since 2007(3)

Vice President (since 2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Advanced Series Trust (formerly American Skandia Trust), and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Target Asset Allocation Funds/Target Growth Allocation Fund	77

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Target Asset Allocation Funds oversees the management of the Target Growth Allocation Fund (the “Fund”), and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three- and five-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with Target Asset Allocation Funds, and between PI and each subadviser, each of which serve as subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements (continued)

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping, compliance and, other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers; as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each subadviser, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

Performance of Target Growth Allocation Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance against its Performance Universe (the Lipper Retail and Institutional Multi-Cap Core Funds Performance Universe) was in the first quartile for the one-, three- and five-year periods and that the Fund outperformed its benchmark for the three- and five-year periods (though the Fund underperformed its benchmark for the one-year period). The Board concluded that, in light of the Fund’s competitive performance against its

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Performance Universe, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s management fees ranked in the first quartile of its Peer Group. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Fund. The

Target Asset Allocation Funds/Target Growth Allocation Fund

Approval of Advisory Agreements (continued)

Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds. After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/07
	One Year	Five Years	Since Inception
Class A	10.50%	13.73%	7.28%
Class B	11.14	14.03	7.18
Class C	15.14	14.15	7.18
Class M	10.28	N/A	12.61
Class R	16.76	N/A	14.27
Class X	10.03	N/A	12.55
Class Z	17.32	15.34	8.27

Average Annual Total Returns (Without Sales Charges) as of 7/31/07
	One Year	Five Years	Since Inception
Class A	16.93%	15.02%	7.98%
Class B	16.14	14.15	7.18
Class C	16.14	14.15	7.18
Class M	16.28	N/A	13.74
Class R	16.76	N/A	14.27
Class X	16.03	N/A	13.68
Class Z	17.32	15.34	8.27

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to

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the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. Maximum sales charge is 5.50%. Gross operating expenses: Class A, 1.40%; Class B, 2.10%; Class C, 2.10%; Class M, 2.10%; Class R, 1.85%; Class X, 2.10%; Class Z, 1.10%. Net operating expenses apply to: Class A, 1.35%; Class B, 2.10%; Class C, 2.10%; Class M, 2.10%; Class R, 1.60%; Class X, 2.10%; Class Z, 1.10%, after contractual reduction through 11/30/08.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, C, and Z, 11/18/98; Class M, R, and X, 10/04/04.

The graph compares a $10,000 investment in the Target Growth Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and a Customized Benchmark for the Target Growth Allocation Fund (Customized Blend) by portraying the initial account values at the commencement of operations for Class A shares (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2007) as measured on a quarterly basis. The S&P 500 Index and the Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Customized Benchmark is a model portfolio consisting of the Russell 3000 Index (80%) and the MSCI EAFE (20%). Each component of the Customized Blend is an unmanaged index generally considered to represent the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year, a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are generally closed to new purchases. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year, a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. Class R and Z shares are not subject to a sales charge. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Target Asset Allocation Funds/Target Growth Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudential.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Goldman Sachs Asset Management LP	32 Old Slip, 23rd Floor New York, NY 10005

	Hotchkis and Wiley Capital Management LLC	725 South Figueroa Street Suite 3900 Los Angeles, CA 90017

	JP Morgan Investment Management, Inc.	522 Fifth Avenue 13th Floor New York, NY 10036

	LSV Asset Management	One North Wacker Drive Suite 4000 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	NFJ Investment Group L.P.	2100 Ross Avenue Suite 1840 Dallas, TX 75201

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

	Thornburg Investment Management, Inc.	119 East Marcy Street Santa Fe, NM 87501

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	P.O. Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Target Asset Allocation Funds, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Target Growth Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PHGAX	PIHGX	PHGCX	N/A	PGARX	N/A	PDHZX
CUSIP	87612A823	87612A815	87612A799	87612A765	87612A781	87612A757	87612A773

MFSP504E5    IFS-A138355    Ed. 09/2007

Item 2 – Code of Ethics—See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2007 and July 31, 2006 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $139,577 and $50,100, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) - (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $296,000 and $21,300, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Target Asset Allocation Funds

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date September 25, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date September 25, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date September 25, 2007

*	Print the name and title of each signing officer under his or her signature.